Exhibit 10.11

MASTER REAFFIRMATION AGREEMENT

This MASTER REAFFIRMATION AGREEMENT (this “Agreement”) is made as of this 11th day of January, 2006, by and among PTHR HOLDINGS, INC., a Delaware corporation (the “Holdings”), PANTHER II TRANSPORTATION, INC., an Ohio corporation (the “Borrower”), PANTHER II, INC., an Ohio corporation f/k/a Sokolowski, Inc. (“Panther Sub”; Holdings, Borrower and Panther Sub are each referred to herein individually as an “Obligor” and together as the “Obligors”) and ANTARES CAPITAL CORPORATION, a Delaware corporation, as agent ( “Agent” ) for the Lenders party to the Amended and Restated Credit Agreement described below. All capitalized terms used but not elsewhere defined herein shall have the respective meanings ascribed to such terms in the Amended and Restated Credit Agreement.

W I T N E S S E T H:

A. Borrower, Agent and the Lenders have entered into that certain Credit Agreement dated as June 10, 2005 (as heretofore amended, modified and supplemented, including, without limitation, pursuant to that certain First Amendment to Loan Documents dated as of September 21, 2005, and as the same may hereafter be further amended, restated, supplemented or otherwise modified and in effect from time to time, collectively, the “Existing Credit Agreement”), pursuant to which the Lenders made loans and other financial accommodations to the Borrower, subject to the terms and conditions set forth therein.

B. The Obligors previously have reviewed, consented to and executed various agreements, documents and instruments in connection with the Existing Credit Agreement, including, without limitation, those agreements, documents and instruments described on Exhibit A hereto (collectively, the “Existing Collateral Documents”).

C. The Borrower, Agent and the Lenders have agreed to amend and restate the Existing Credit Agreement in its entirety, without constituting a novation, pursuant to that certain Amended and Restated Credit Agreement of even date herewith (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Amended and Restated Credit Agreement”) by and among the Borrower, Agent and the Lenders.

D. Each Obligor shall derive both direct and indirect benefits from the loans and other financial accommodations (collectively, the “Loans”) made pursuant to the provisions of the Amended and Restated Credit Agreement.

E. One of the conditions precedent to Agent and the Lenders entering into the Amended and Restated Credit Agreement is that each Obligor execute and deliver this Agreement to acknowledge and agree that the Existing Collateral Documents, and the liens, security interests and guarantees granted and issued thereunder, secure and guaranty the Obligations and all other obligations, liabilities and indebtedness (collectively, the “Liabilities”) of the Obligors under the Amended and Restated Credit Agreement and the other Loan Documents.

NOW, THEREFORE, in consideration of the premises set forth herein and for other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, each of the undersigned hereby agrees as follows:

1. References Contained in the Existing Collateral Documents. All references in the Existing Collateral Documents to the “Obligations” or any other obligations, liabilities or indebtedness of the Borrower owing from time to time and at any time to Agent and the Lenders shall be deemed to refer to, without limitation, the “Obligations” of the Borrower under, pursuant to and as defined in the Amended and Restated Credit Agreement. All references in the Existing Collateral Documents to the “Credit Agreement” shall be deemed to refer to the Amended and Restated Credit Agreement. All references in the Existing Collateral Documents to the “Loan Documents” shall be deemed to refer to and include, without limitation, the Existing Collateral Documents.

2. Reaffirmation. In connection with the execution and delivery of the Amended and Restated Credit Agreement, each Obligor, as borrower, debtor, grantor, mortgagor, pledgor, guarantor or assignor, or in any other similar capacities in which such Person grants Liens or security interests in its Property or otherwise acts as an accommodation party or guarantor, as the case may be, in any case under the Existing Collateral Documents, hereby (i) ratifies and reaffirms all of its payment, performance and observance obligations and liabilities, whether contingent or otherwise, under each of such Existing Collateral Documents, as amended hereby, to which it is a party, and (ii) to the extent such Person granted Liens on or security interests in any of its Property pursuant to any such Existing Collateral Documents as security for the Liabilities of such Person under or with respect to the Existing Collateral Documents or any of the other Loan Documents, ratifies and reaffirms such grant of security and confirms and agrees that such Liens and security interests hereafter secure all of the Liabilities of such Person and the other Obligors, as applicable, under the Existing Collateral Documents, as amended hereby, in each case including, without limitation, all additional obligations, indebtedness and liabilities resulting from the Amended and Restated Credit Agreement, and as if each reference in such Existing Collateral Documents, as amended hereby, to the obligations, indebtedness and liabilities secured thereby are construed hereafter to mean and refer to such obligations, indebtedness and liabilities under the Amended and Restated Credit Agreement and the other Loan Documents, including, without limitation, the Existing Collateral Documents, as amended hereby.

Each Obligor acknowledges receipt of a copy of the Amended and Restated Credit Agreement and the Loan Documents executed and delivered in connection therewith and acknowledges that each of the Existing Collateral Documents, as amended hereby, remains in full force and effect and hereby is ratified and confirmed. The execution and delivery of this Agreement, and the performance of the Obligors’ obligations hereunder, shall not (i) operate as a waiver of any right, power or remedy of the Agent or the Lenders, (ii) constitute a waiver of any provision of any of the Existing Collateral Documents, or (iii) constitute a novation of any of the Liabilities or other obligations under the Existing Credit Agreement or the Loan Documents (including, without limitation, the Existing Collateral Documents). Each Obligor agrees that this Agreement constitutes a “Loan Document” under the Amended and Restated Credit Agreement.

Master Reaffirmation

3. Representations and Warranties.

(a) Each Obligor hereby confirms to the Agent that the representations and warranties set forth in the Existing Collateral Documents, as amended by this Agreement, made by such Obligor are true and correct in all respects as of the date hereof (except to the extent such representations and warranties expressly refer to an earlier date, in which case they shall be true and correct as of such earlier date), and shall be deemed to be remade as of the date hereof. Each Obligor hereby represents and warrants to the Agent that: (i) such Person has full power and authority to execute and deliver this Agreement and to perform its obligations hereunder; (ii) upon the execution and delivery hereof, this Agreement shall be valid, binding and enforceable upon such Person in accordance with its terms; (iii) the execution and delivery of this Agreement do not and shall not contravene, conflict with, violate or constitute a default under (A) the articles or certificate or incorporation, bylaws, code of regulations, partnership agreement, certificate of limited partnership or other constituent documents of such Person, if applicable, or (B) any applicable law, rule, regulation, judgment, decree or order or any agreement, indenture or instrument to which such Person is a party or is bound or which is binding upon or applicable to all or any portion of such Person’s Property and (iv) no Default or Event of Default exists.

(b) In connection herewith, the parties hereto desire to amend and restate the schedules to that certain Security Agreement dated as of June 10, 2005 among Holdings, Borrower, Panther Sub and Agent (the “Existing Security Agreement” ) in their entirety without constituting a novation. Each Obligor hereby represents and warrants to Agent that such schedules attached hereto as Exhibit B are true, correct and complete in all respects as of the date hereof. Delivery of such disclosures shall not relieve or otherwise constitute a waiver by the Agent or any Lender or a cure of any Default or Event of Default under the Existing Credit Agreement resulting in connection with the matters disclosed or a breach of the underlying covenant, representation or warranty (regardless of such disclosure).

4. No Further Amendments; Ratification of Liability; Effect. Except as amended hereby, each of the Existing Collateral Documents shall remain in full force and effect in accordance with their respective terms. Each Obligor hereby ratifies and confirms its liabilities, obligations and agreements under the Existing Collateral Documents, all as amended by this Agreement, and acknowledges that (i) it has no defenses, claims or set-offs to the enforcement by the Agent of such liabilities, obligations and agreements, (ii) Agent and the Lenders have fully performed all obligations to such Persons which Agent and the Lenders may have had or have on and as of the date hereof and (iii) the Agent does not waive, diminish or limit any term, condition or covenant contained in the Existing Collateral Documents.

5. Successors and Assigns. This Agreement shall be binding upon each Obligor and its successors and assigns and shall inure to the benefit of the Agent and the Lenders and their respective successors and assigns; all references herein to the Obligors shall be deemed to include their respective successors and assigns. The successors and assigns of such Persons shall include, without limitation, their respective receivers, trustees or debtors-in-possession.

Master Reaffirmation

6. Further Assurances. Each Obligor hereby agrees from time to time, as and when requested by the Agent, to execute and deliver or cause to be executed and delivered (or otherwise authorized), all such documents, instruments and agreements, including, without limitation, any UCC financing statements (including, without limitation, any initial financing statements or in lieu financing statements), and to take or cause to be taken such further or other action as the Agent may deem necessary or desirable in order to carry out the intent and purposes of this Agreement, the Amended and Restated Credit Agreement and the Loan Documents, in each case as amended hereby.

7. Definitions . All references to the singular shall be deemed to include the plural and vice versa where the context so requires.

8. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES.

9. Severability. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Agreement.

10. Merger. This Agreement represents the final agreement of each Obligor with respect to the matters contained herein and may not be contradicted by evidence of prior or contemporaneous agreements, or prior or subsequent oral agreements, between any of the Obligors and the Agent.

11. Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

12. Section Headings. The section headings herein are for convenience of reference only, and shall not affect in any way the interpretation of any of the provisions hereof.

13. No Amendment. Except as amended hereby, the Existing Collateral Documents remain unmodified and in full force and effect.

14. Release. Each Obligor, on its own behalf and on behalf of its representatives, partners, agents, employees, servants, officers, directors, shareholders, subsidiaries, affiliated and related companies, successors and assigns (collectively, the “ Obligor Group ” ), hereby releases and forever discharges the Agent, the Lenders, and their respective officers, directors, subsidiaries, affiliated and related companies, agents, servants, employees, shareholders, representatives, successors, assigns, attorneys, accountants, assets and properties, as the case may be (collectively, the “ Lender Indemnified Group ” ), of and from all manner of actions,

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cause and causes of action, suits, debts, sums of money, accounts, reckonings, bonds, bills, specialities, covenants, contracts, controversies, agreements, promises, obligations, liabilities, costs, expenses, losses, damages, judgments, executions, claims and demands of whatsoever kind or nature, in law or in equity, whether known or unknown, concealed or hidden, foreseen or unforeseen, contingent or actual, liquidated or unliquidated, arising out of or relating to the Existing Credit Agreement or any of the agreements, documents and instruments executed and delivered in connection therewith or any related matter, cause or thing or any transaction contemplated thereby, that any of the Obligor Group, jointly or severally, has had, now has or hereafter can, shall or may have against the Lender Indemnified Group, or any member thereof, directly or indirectly, through the date hereof.

[Remainder of page intentionally left blank; signature page follows.]

Master Reaffirmation

IN WITNESS WHEREOF, this Agreement has been duly executed by each of the undersigned as of the day and year first set forth above.

OBLIGORS:

PTHR HOLDINGS, INC., a Delaware corporation

By:	[ILLEGIBLE]
Name:
Title:

PANTHER II TRANSPORTATION, INC., an Ohio corporation

By:
Name:
Title:

PANTHER II, INC., an Ohio corporation f/k/a Sokolowski, Inc.

By:
Name:
Title:

Master Reaffirmation

IN WITNESS WHEREOF , this Agreement has been duly executed by each of the undersigned as of the day and year first set forth above.

OBLIGORS:

PTHR HOLDINGS, INC., a Delaware corporation

By:
Name:
Title:

PANTHER II TRANSPORTATION, INC., an Ohio corporation

By:	[ILLEGIBLE]
Name:	[ILLEGIBLE]
Title:

PANTHER II, INC., an Ohio corporation f/k/a Sokolowski, Inc.

By:	[ILLEGIBLE]
Name:	[ILLEGIBLE]
Title:

Master Reaffirmation

ACKNOWLEDGED and AGREED to this 11th day of January, 2006

ANTARES CAPITAL CORPORATION, as Agent and as a Lender

By:	/s/ Michael P. King
Name:	Michael P. King
Title:	Director

Master Reaffirmation

EXHIBIT A

Existing Collateral Documents

All capitalized terms used but not elsewhere defined in this Exhibit A shall have the respective meanings ascribed to such terms in the foregoing Agreement. Each of the following agreements, documents and instruments shall be deemed to include any and all amendments, modifications, supplements and restatements thereof.

1.	Guaranty dated as of June 10, 2005 by Holdings and Panther Sub in favor of Agent, for the benefit of the Lenders

2.	Security Agreement dated as of June 10, 2005 by and among Holdings, Borrower, Panther Sub and Agent, for the benefit of the Lenders

3.	Trademark Security Agreement executed by Borrower in favor of Agent, for the benefit of the Lenders, filed with USPTO, Trademark Division, on June , 2005 at Reel , Frame

4.	Holdings Pledge Agreement dated as of June 10, 2005 by and between Holdings and Agent, for the benefit of the Lenders

5.	Irrevocable Proxy Coupled with Interest issued under the Holdings Pledge Agreement described in #4

6.	Borrower Pledge Agreement dated as of June 10, 2005 by Borrower in favor of Agent, for the benefit of the Lenders

7.	Irrevocable Proxy Coupled with Interest issued under the Borrower Pledge Agreement described in #6

8.	Assignment of Contribution and Share Purchase Agreement dated as of June 10, 2005 by and among Holdings, Acquisition Co. and Agent, for the benefit of the Lenders

9.	Deposit Account Control Agreement dated as of June 10, 2005 by and among National City Bank, Borrower and Agent, for the benefit of the Lenders

10.	Deposit Account Control Agreement dated as of June 10, 2005 by and among JPMorgan Chase Bank, Holdings and Agent

11.	[Ohio Open-End Leasehold Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing executed by Borrower in favor of Agent, for the benefit of the Lenders, recorded with the Office of the Recorder of Deeds of Medina County, Ohio, on , 2005 at Book , Page ]

Master Reaffirmation

12.	UCCfinancing statements, as indicated on the chart below:

UCC Financing Statements

DEBTOR	JURISDICTION	UCC TYPE	FILING DATE	FILING NUMBER
PTHR Holdings, Inc.	Delaware Secretary of State	Blanket	06/08/05	51753665

			06/09/05	OH00090299766
Panther II Transportation, Inc.	Ohio Secretary of State	Blanket	Duplicate	Duplicate
			06/13/05	OH00090380779

			06/09/05	OH00090299211
Panther II, Inc.	Ohio Secretary of State	Blanket	Duplicate	Duplicate
			06/13/05	OH00090380557

Master Reaffirmation

UPDATED SCHEDULES TO EXISTING SECURITY AGREEMENT

See Attached.

Master Reaffirmation

Exhibit B

SCHEDULE I

TO

SECURITY AGREEMENT

UCC Financing Statements; Location of Equipment, Inventory, Goods and Books and

Records; Goods in Possession of Consignees, Bailees, Warehousemen, Agents and

Processors; Debtors’ Legal Names; State of Incorporation; Organizational Identification

Number; Chief Executive Office.

I.	DEBTOR: PTHR HOLDINGS, INC.

1	Legal Name of Debtor:	PTHR Holdings, Inc.

2	State of Incorporation:	Delaware

3	Organizational Identification Number:	3966312

4	Chief Executive Office:	c/o Fenway Partners, Inc. 152 W. 57th Street New York, NY 10019

5	Location of Books and Records:	c/o Fenway Partners, Inc. 152 W. 57th Street New York, NY 10019

6	Locations of Equipment, Inventory and Goods:	c/o Fenway Partners, Inc. 152 W. 57th Street New York, NY 10019

7	Locations of Goods in Possession of Consignees, Bailees, Warehousemen, Agents and Processors (including names of such consignees, bailees, etc.):	c/o Fenway Partners, Inc. 152 W. 57th Street New York, NY 10019

8	Jurisdictions For UCC Filings:	Delaware

II.	DEBTOR: PANTHER II TRANSPORTATION, INC.

1	Legal Name of Debtor:	Panther II Transportation, Inc.

2	State of Incorporation:	Ohio

3	Organizational Identification Number:	819093

4	Chief Executive Office:	4940 Panther Parkway Seville, Ohio 44273

5	Location of Books and Records:	4940 Panther Parkway Seville, Ohio 44273

6	Locations of Equipment, Inventory and Goods:	4940 Panther Parkway Seville, Ohio 44273

4920 Panther Parkway Seville, Ohio 44273

3727 Rose Lake Drive Suite 103 Charlotte, NC 28217

750 North Orleans St., Suite 407 and Suite 505 Chicago, Illinois 60610

1197 Farnsworth Street, Suite C Waterville, OH 43566

7	Locations of Goods in Possession of Consignees, Bailees, Warehousemen, Agents and Processors (including names of such consignees, bailees, etc.):	None

8	Jurisdictions For UCC Filings:	Ohio

III.	DEBTOR: PANTHER II, INC.

1	Legal Name of Debtor:	Panther II, Inc.

2	State of Incorporation:	Ohio

3	Organizational Identification Number:	855194

4	Chief Executive Office:	4940 Panther Parkway Seville, Ohio 44273

5	Location of Books and Records:	4940 Panther Parkway Seville, Ohio 44273

6	Locations of Equipment, Inventory and Goods:	4940 Panther Parkway Seville, Ohio 44273

4920 Panther Parkway Seville, Ohio 44273

3727 Rose Lake Drive Suite 103 Charlotte, NC 28217

750 North Orleans St., Suite 407 and Suite 505 Chicago, Illinois 60610

1197 Farnsworth Street, Suite C Waterville, OH 43566

7	Locations of Goods in Possession of Consignees, Bailees, Warehousemen, Agents and Processors (including names of such consignees, bailees, etc.):	None

8	Jurisdictions For UCC Filings:	Ohio

SCHEDULE II

TO

SECURITY AGREEMENT

Tradenames and Fictitious Names

(Present and Past Five Years)

1	PTHR HOLDINGS, INC.:	None

2	PANTHER II TRANSPORTATION, INC.:	None

3	PANTHER II, INC.:	None

SCHEDULE III

TO

SECURITY AGREEMENT

U.S. Copyright Registrations; Foreign Copyright Registrations; U.S. Copyright

Applications; Foreign Copyright Applications; Copyright Licenses

U.S. Copyright Registrations

HOLDER	MARK	REGISTRATION NUMBER	REGISTRATION DATE

Foreign Copyright Registrations

HOLDER	MARK	COUNTRY	REGISTRATION NUMBER	REGISTRATION DATE

U.S. Copyright Applications

HOLDER	MARK	APPLICATION NUMBER	APPLICATION DATE

Foreign Copyright Applications

HOLDER	MARK	COUNTRY	APPLICATION NUMBER	APPLICATION DATE

Copyright Licenses

LICENSED MARKS	NAME OF AGREEMENT	PARTIES	DATE OF AGREEMENT

SCHEDULE IV

TO

SECURITY AGREEMENT

U.S. Patent Registrations; Foreign Patent Registrations; U.S. Patent Applications;

Foreign Patent Applications; Patent Licenses

U.S. Patent Registrations

HOLDER	PATENT	REGISTRATION NUMBER	REGISTRATION DATE

Foreign Patent Registrations

HOLDER	PATENT	COUNTRY	REGISTRATION NUMBER	REGISTRATION DATE

U.S. Patent Applications

HOLDER	PATENT	APPLICATION NUMBER	APPLICATION DATE

Foreign Patent Applications

HOLDER	PATENT	COUNTRY	APPLICATION NUMBER	APPLICATION DATE

Patent Licenses

LICENSED PATENTS	NAME OF AGREEMENT	PARTIES	DATE OF AGREEMENT

SCHEDULE V

TO

SECURITY AGREEMENT

U.S. Trademark Registrations; Foreign Trademark Registrations; U.S. Trademark

Applications; Foreign Trademark Applications; Trademark Licenses

U.S. Trademark Registrations

HOLDER	MARK	REGISTRATION NUMBER	REGISTRATION DATE
Panther II Transportation, Inc.	Panther II Transportation	2,338,784	4/4/2000
Panther II Transportation, Inc.	Panther II Transportation (Words & Design)	2,415,329	12/26/2000

Foreign Trademark Registrations

HOLDER	MARK	COUNTRY	REGISTRATION NUMBER	REGISTRATION DATE

U.S. Trademark Applications

HOLDER	MARK	APPLICATION NUMBER	APPLICATION DATE
Panther II Transportation, Inc.	Elite Services	78762130	11/29/2005

Foreign Trademark Applications

HOLDER	MARK	COUNTRY	APPLICATION NUMBER	APPLICATION DATE

Trademark Licenses

LICENSED MARKS	NAME OF AGREEMENT	PARTIES	DATE OF AGREEMENT

SCHEDULE VI

TO

SECURITY AGREEMENT

Depository Accounts and Other Accounts

Name of Account Holder	Bank	Type of Account (with general description)	Account Number
Panther II Transportation, Inc.	National City Bank	XXXXXXXXX	Commercial Checking Account
Panther II Transportation, Inc.	National City Bank	XXXXXXXXX	Commercial Checking Account
Panther II Transportation, Inc.	National City Bank	XXXXXXXXX	Automated Funds Account
Panther II Transportation, Inc.	National City Bank	XXXXXXX	Controlled Disbursement Account
PTHR Holdings, Inc.	JP Morgan Chase	XXXXXXXXX	Commercial Checking Account
Panther Acquisition, Inc.	JP Morgan Chase	XXXXXXXXX	Commercial Checking Account
Panther II Transportation, Inc.	M&I Marshall & Ilsley Bank	XXXXXXXXX	Commercial Checking Account
Panther II Transportation, Inc.	M&I Marshall & Ilsley Bank	XXXXXXXXX	Controlled Disbursement Account
Panther II Transportation, Inc.	M&I Marshall & Ilsley Bank	XXXXXXXXX	Commercial Checking Account

SCHEDULE VII

TO

SECURITY AGREEMENT

Commercial Tort Claims

None

EXECUTION VERSION

GUARANTY

THIS GUARANTY (including all exhibits hereto, as the same may be amended, modified and/or restated from time to time, this “Guaranty”) is made as of this 10th day of June, 2005, by PTHR HOLDINGS, INC., a Delaware corporation (“Holdings”), PANTHER II TRANSPORTATION, INC., an Ohio corporation ( “Panther” ), and PANTHER II, INC., an Ohio corporation f/k/a/ Sokolowski, Inc. (“Panther Sub”; Holdings, Panther and Panther Sub, together with each other Person who becomes a party to this Agreement by execution of a joinder in the form of Exhibit A attached hereto, is referred to herein each individually as a “Guarantor” and collectively as the “Guarantors”) in favor of ANTARES CAPITAL CORPORATION, a Delaware corporation, as agent ( “Agent” ) on behalf of itself and certain financial institutions (the “Lenders” ) from time to time party to the Credit Agreement described below.

W I T N E S S E T H:

WHEREAS, Agent and Lenders have entered into that certain Credit Agreement dated as of even date herewith (as the same may be amended, restated, supplemented or otherwise modified and in effect from time to time, the “Credit Agreement” ) with Panther Acquisition, Inc., an Ohio corporation (“Initial Borrower”; Initial Borrower, together with its permitted successors and assigns, including Panther from and after the consummation of the Panther Acquisition, is referred to herein as the “Borrower”);

WHEREAS, the Borrower will become liable for the “Obligations” (as that term is defined in the Credit Agreement) including, without limitation, loans and other financial accommodations from the Lenders (including Agent in its individual capacity) under the Credit Agreement and the other Loan Documents referred to therein; and

WHEREAS, (i) Holdings directly or indirectly owns one hundred percent (100%) of the issued and outstanding capital stock of Borrower and (ii) Panther Sub is a direct or indirect wholly-owned Subsidiary of the Borrower and therefor, each such Guarantor will derive substantial benefit and advantage from the loans and other financial accommodations available to the Borrower set forth in the Credit Agreement, and it will be to the interest and economic benefit of each Guarantor to assist the Borrower in procuring said loans and other financial accommodations from the Lenders and the Agent.

NOW, THEREFORE, for and in consideration of the premises and in order to induce the Agent and the Lenders to enter into the Credit Agreement and to make loans and financial accommodations to the Borrower thereunder, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Guarantor hereby agrees as follows:

1. Definitions: Capitalized terms used herein which are not otherwise defined herein are used with the meanings ascribed to such terms in the Credit Agreement.

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2. Guaranty of Payment.

(a) Each Guarantor hereby, jointly and severally, hereby unconditionally and irrevocably guaranties the full and prompt payment to the Agent and the Lenders, when due, whether upon demand, at maturity or by reason of acceleration or otherwise and at all times thereafter, of any and all of the Obligations.

(b) Each Guarantor acknowledges that valuable consideration supports this Guaranty, including, without limitation, the consideration set forth in the recitals above as well as any commitment to lend, extension of credit or other financial accommodation, whether heretofore or hereafter made by the Lenders or the Agent to the Borrower; any extension, renewal or replacement of any of the Obligations; any forbearance with respect to any of the Obligations or otherwise; any cancellation of an existing guaranty; any purchase of any of the Borrower’s assets by the Lenders or the Agent; or any other valuable consideration.

(c) Each Guarantor agrees that all payments under this Guaranty shall be made in United States currency and in the same manner as provided for the Obligations.

(d) Notwithstanding any provision of this Guaranty to the contrary, it is intended that this Guaranty, and any interests, liens and security interests granted by Guarantors as security for this Guaranty, not constitute a “ Fraudulent Conveyance ” (as defined below) in the event that this Guaranty or such interest is subject to the Bankruptcy Code or any applicable fraudulent conveyance or fraudulent transfer law or similar law of any state. Consequently, Guarantors and Agent agree that if this Guaranty, or any such interests, liens or security interests securing this Guaranty, would, but for the application of this sentence, constitute a Fraudulent Conveyance, this Guaranty and each such lien and security interest shall be valid and enforceable only to the maximum extent that would not cause this Guaranty or such interest, lien or security interest to constitute a Fraudulent Conveyance, and this Guaranty shall automatically be deemed to have been amended accordingly at all relevant times. For purposes hereof, “ Fraudulent Conveyance ” means a fraudulent conveyance under Section 548 of the Bankruptcy Code or a fraudulent conveyance or fraudulent transfer under the provisions of any applicable fraudulent conveyance or fraudulent transfer law or similar law of any state, as in effect from time to time.

3. Costs and Expenses.

Each Guarantor, jointly and severally, agrees to pay on demand, if not paid by the Borrower, all reasonable costs and expenses of every kind incurred by the Agent or the Lenders: (a) in enforcing this Guaranty, (b) in collecting any of the Obligations from the Borrower or any Guarantor, (c) in realizing upon or protecting any collateral for this Guaranty or for payment of any of the Obligations, and (d) for any other purpose related to the Obligations or this Guaranty. “Costs and expenses” as used in the preceding sentence shall include, without limitation, reasonable attorneys’ fees incurred by the Agent or any Lender in retaining counsel for advice, suit, appeal, any insolvency or other proceedings under the Bankruptcy Code or otherwise, or for any purpose specified in the preceding sentence.

4. Nature of Guaranty: Continuing. Absolute and Unconditional.

(a) This Guaranty is and is intended to be a continuing guaranty of payment of the Obligations, and not of collectibility, and is and is intended to be independent of and in

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addition to any other guaranty, indorsement, collateral or other agreement held by the Agent or the Lenders therefor or with respect thereto, whether or not furnished by any Guarantor. Neither Agent nor any Lender shall be required to prosecute collection, enforcement or other remedies against Borrower, any other Guarantor, or any other guarantor of the Obligations or any other Person, or to enforce or resort to any of the Collateral or other rights or remedies pertaining thereto, before calling on a Guarantor for payment. The obligations of each Guarantor to repay the Obligations hereunder shall be unconditional. No Guarantor shall have any right of subrogation with respect to any payments made by any Guarantor hereunder, and each Guarantor hereby waives any benefit of, and any right to participate in, any security or collateral given to the Agent or any Lender to secure payment of the Obligations and agrees that it will not take any action to enforce any obligations of the Borrower to any Guarantor, in each of the foregoing cases prior to the Obligations being finally and irrevocably paid in full and the termination of the Commitments under the Credit Agreement, provided that, in the event of the bankruptcy or insolvency of the Borrower, the Agent, on behalf of the Lenders, shall be entitled notwithstanding the foregoing, to file in the name of any Guarantor or in its own name a claim for any and all indebtedness owing to a Guarantor by the Borrower (exclusive of this Guaranty) and to apply the proceeds of any such claim to the Obligations.

(b) For the further security of the Agent and the Lenders and without in any way diminishing the liability of the Guarantors, following the occurrence and during the continuance of an Event of Default, all debts and liabilities, present or future of the Borrower to the Guarantors and all monies received from the Borrower or for its account by the Guarantors in respect thereof shall be received in trust for the Agent and the Lenders and forthwith upon receipt shall be paid over to the Agent, for the benefit of the Agent and the Lenders, until all of the Obligations have been paid in full. This assignment and postponement is independent of and severable from this Guaranty and shall remain in full effect whether or not any Guarantor is liable for any amount under this Guaranty.

(c) This Guaranty is absolute and unconditional and shall not be changed or affected by any representation, oral agreement, act or thing whatsoever, except as herein provided. This Guaranty is intended by the Guarantors to be the final, complete and exclusive expression of the guaranty agreement among the Guarantors and the Agent, for its own benefit and on behalf of the Lenders. No modification or amendment of any provision of this Guaranty shall be effective against Agent or a Guarantor unless in writing and signed by a duly authorized officer of the Agent, individually and on behalf of the Lenders, and by such Guarantor.

(d) Each Guarantor hereby releases the Borrower from all, and agrees not to assert or enforce (whether by or in a legal or equitable proceeding or otherwise) any “claims” (as defined in Section 101(5) of the Bankruptcy Code), whether arising under any law, ordinance, rule, regulation, order, policy or other requirement of any domestic or foreign government or any instrumentality or agency thereof, having jurisdiction over the conduct of its business or assets or otherwise, to which the Guarantors are or would at any time be entitled by virtue of its obligations hereunder, any payment made pursuant hereto or the exercise by Lender of its rights with respect to the Collateral, including any such claims to which such Guarantors may be entitled as a result of any right of subrogation, exoneration or reimbursement.

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5. Certain Rights and Obligations.

(a) Each Guarantor acknowledges and agrees that the Agent and the Lenders may, and, authorizes the Agent and the Lenders to, without notice, demand or any reservation of rights against such Guarantor and without affecting such Guarantor’s obligations hereunder, from time to time:

(i) renew, extend, increase, accelerate or otherwise change the time for payment of, the terms of or the interest on the Obligations or any part thereof or grant other indulgences to the Borrower or others;

(ii) accept from any Person and hold collateral for the payment of the Obligations or any part thereof, and modify, exchange, enforce or refrain from enforcing, or release, compromise, settle, waive, subordinate or surrender, with or without consideration, such collateral or any part thereof;

(iii) accept and hold any indorsement or guaranty of payment of the Obligations or any part thereof, and discharge, release or substitute any such obligation of any such indorser or guarantor, or discharge, release or compromise any Guarantor, or any other Person who has given any security interest in any collateral as security for the payment of the Obligations or any part thereof, or any other Person in any way obligated to pay the Obligations or any part thereof, and enforce or refrain from enforcing, or compromise or modify, the terms of any obligation of any such indorser, guarantor, or Person;

(iv) dispose of any and all collateral securing the Obligations in any manner as Agent or the Lenders, in their sole discretion, may deem appropriate, and direct the order or manner of such disposition and the enforcement of any and all endorsements and guaranties relating to the Obligations or any part thereof as the Agent or the Lenders in their sole discretion may determine;

(v) except as otherwise provided in the Credit Agreement, determine the manner, amount and time of application of payments and credits, if any, to be made on all or any part of any component or components of the Obligations (whether principal, interest, fees, costs, and expenses, or otherwise) including, without limitation, the application of payments received from any source to the payment of indebtedness other than the Obligations even though Agent or the Lenders might lawfully have elected to apply such payments to the Obligations to amounts which are not covered by this Guaranty; and

(vi) take advantage or refrain from taking advantage of any security or accept or make or refrain from accepting or making any compositions or arrangements when and in such manner as the Agent or the Lenders, in their sole discretion, may deem appropriate;

and generally do or refrain from doing any act or thing which might otherwise, at law or in equity, release the liability of such Guarantor as a guarantor or surety in whole or in part, and in no case shall the Agent or the Lenders be responsible or shall any Guarantor be released either in whole or in part for any act or omission in connection with the Agent or the Lenders having sold any security at less than its value.

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(b) Following the occurrence and during the continuance of an Event of Default, and upon demand by Agent, each Guarantor, jointly and severally, hereby agrees to pay the Obligations to the extent hereinafter provided:

(i) without deduction by reason of any setoff, defense (other than payment) or counterclaim of the Borrower or any other Guarantor;

(ii) without requiring presentment, protest or notice of nonpayment or notice of default to any Guarantor, to the Borrower or to any other Person;

(iii) without demand for payment or proof of such demand or filing of claims with a court in the event of receivership, bankruptcy or reorganization of the Borrower or any other Guarantor;

(iv) without requiring the Agent or the Lenders to resort first to the Borrower (this being a guaranty of payment and not of collection), to any other Guarantor, or to any other guaranty or any collateral which the Agent or the Lenders may hold;

(v) without requiring notice of acceptance hereof or assent hereto by the Agent or the Lenders; and

(vi) without requiring notice that any of the Obligations has been incurred, extended or continued or of the reliance by the Agent or the Lenders upon this Guaranty; all of which each Guarantor hereby waives.

(c) Each Guarantor’s obligation hereunder shall not be affected by any of the following, all of which such Guarantor hereby waives:

(i) any failure to perfect or continue the perfection of any security interest in or other lien on any collateral securing payment of any of the Obligations or any Guarantor’s obligation hereunder;

(ii) the invalidity, unenforceability, propriety of manner of enforcement of, or loss or change in priority of any Loan Document or any such security interest or other lien or guaranty of the Obligations;

(iii) any failure to protect, preserve or insure any such collateral;

(iv) failure of a Guarantor to receive notice of any intended disposition of such collateral;

(v) any defense arising by reason of the cessation from any cause whatsoever of liability of the Borrower including, without limitation, any failure, negligence or omission by the Agent or the Lenders in enforcing their claims against the Borrower;

(vi) any release, settlement or compromise of any obligation of the Borrower or any other Guarantor;

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(vii) the invalidity or unenforceability of any of the Obligations;

(viii) any change of ownership of the Borrower or any other Guarantor or the insolvency, bankruptcy or any other change in the legal status of the Borrower or any other Guarantor;

(ix) any change in, or the imposition of, any law, decree, regulation or other governmental act which does or might impair, delay or in any way affect the validity, enforceability or the payment when due of the Obligations;

(x) the existence of any claim, setoff or other rights which such Guarantor, Borrower, any other Guarantor, or any other guarantor of the Obligations or any other Person may have at any time against the Agent, any Lender or the Borrower in connection herewith or any unrelated transaction;

(xi) any Lender’s election, in any case instituted under chapter 11 of the Bankruptcy Code, of the application of section 111 l(b)(2) of the Bankruptcy Code;

(xii) any use of cash collateral, or grant of a security interest by the Borrower, as debtor in possession, under sections 363 or 364 of the Bankruptcy Code;

(xiii) the disallowance of all or any portion of any of the Agent’s or the Lenders’ claims for repayment of the Obligations under sections 502 or 506 of the Bankruptcy Code; or

(xiv) any other fact or circumstance which might otherwise constitute grounds at law or equity for the discharge or release of a Guarantor from its obligations hereunder, all whether or not such Guarantor shall have had notice or knowledge of any act or omission referred to in the foregoing clauses (i) through (xiii) of this subsection 5(c).

6. Representations and Warranties.

Each Guarantor represents and warrants to the Agent and the Lenders that:

(a) such Guarantor is a corporation or other entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation, as applicable, and has full power, authority and legal right to own its property and assets and to transact the business in which it is engaged;

(b) such Guarantor has full power, authority and legal right to execute and deliver, and to perform its obligations under, this Guaranty, and has taken all necessary action to authorize the guarantee hereunder on the terms and conditions of this Guaranty and to authorize the execution, delivery and performance of this Guaranty;

(c) this Guaranty has been duly executed and delivered by such Guarantor and constitutes a legal, valid and binding obligation of such Guarantor enforceable against such Guarantor in accordance with its terms, except to the extent that such enforceability is subject to applicable bankruptcy, insolvency, reorganization, fraudulent conveyance and moratorium laws and other laws of general application affecting enforcement of creditors’ rights generally, or the availability of equitable remedies, which are subject to the discretion of the court before which an action may be brought;

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(d) the execution, delivery and performance by such Guarantor of this Guaranty and any Related Agreement to which such Guarantor is a party do not and will not: (i) contravene the terms of any of such Guarantor’s Organization Documents; (ii) conflict with or result in any material breach or contravention of, or result of the creation of any lien under, any document evidencing any material Contractual Obligation to which such Guarantor is a party or any order, injunction, writ or decree of any Governmental Authority to which such Guarantor or its Property is subject; or (iii) violate any material Requirement of Law in any material respect;

(e) no approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority is necessary or required in connection with the execution, delivery or performance by, or enforcement against such Guarantor of this Guaranty or any other Loan Document to which such Guarantor is a party or any Related Agreement except: (i) for recordings and filings in connection with the Liens granted to Agent under the Collateral Documents, (ii) those obtained or made on or prior to the Closing Date and (iii) those which, if not obtained or made, could not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect;

(f) there are no actions, suits, proceedings, claims or disputes pending, or to the knowledge of such Guarantor, threatened or contemplated, at law, in equity, in arbitration or before any Governmental Authority, against such Guarantor;

(g) no injunction, writ, temporary restraining order or any order of any nature has been issued by any court or other Governmental Authority purporting to enjoin or restrain the execution, delivery or performance of this Guaranty, any other Loan Document or any Related Agreement, or directing that the transactions provided for herein or therein not be consummated as herein or therein provided;

(h) such Guarantor has filed all Federal and other material tax returns and reports required to be filed, and has paid all Federal and other material taxes, assessments, fees and other governmental charges levied or imposed upon such Guarantor or its Properties, income or assets otherwise due and payable, except those which are being contested in good faith by appropriate proceedings diligently prosecuted and for which adequate reserves have been provided in accordance with GAAP and no notice of lien has been filed or recorded; and

(i) (i) neither such Guarantor nor any Subsidiary of such Guarantor (A) is a person whose property or interest in property is blocked or subject to blocking pursuant to Section 1 of Executive Order 13224 of September 23, 2001 Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism (66 Fed. Reg. 49079 (2001)), (B) engages in any dealings-or transactions prohibited by Section 2 of such executive order, or is otherwise associated with any such person in any manner violative of Section 2, or (C) is a person on the list of Specially Designated Nationals and Blocked Persons or subject to the limitations or prohibitions under any other U.S. Department of Treasury’s Office of Foreign Assets Control regulation or executive order, and (ii) such Guarantor and each of its Subsidiaries is in compliance, in all material respects, with the Patriot Act.

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7. Negative Covenants.

(a) Holdings covenants with Agent and Lenders that:

(i) it will not grant any security interest in or permit any lien, claim or encumbrance upon any of its assets in favor of any Person other than liens and security interests in favor of Agent and Lenders and Permitted Liens;

(ii) it will not engage in any type of business activity other than: (A) prior to the consummation of the Closing Date Merger, ownership of Acquisition Co., and following the consummation of the Closing Date Merger, ownership of Panther; (B) activities incidental to maintenance of its corporate existence and activities described elsewhere in this section 7(a)(ii); and (C) the performance of its obligations under the Related Agreements, this Guaranty, the Holdings Pledge Agreement and any other instruments, documents or agreements entered into by Holdings in favor of the Agent and the Lenders;

(iii) it will not incur any indebtedness (other than under this Guaranty) and will not make any Investments (other than Investments in the Borrower);

(iv) upon receipt of any proceeds of any working capital or other purchase price adjustments, if any, and/or any indemnification claims, disbursements, reimbursement payments, any escrowed funds or any other amounts under or with respect to the Panther Purchase Agreement or any other purchase agreement entered into by Holdings from and after the Closing Date, it shall immediately contribute such proceeds to the Borrower;

(v) it will not amend any of its Organization Documents in any respect adverse to Agent or Lenders in their capacities as such under the Credit Agreement;

(vi) it will comply with any and all provisions in the Credit Agreement relating to Holdings and its business;

(vii) it will not accept any Restricted Payments, except to the extent permitted pursuant to Section 5.11 of the Credit Agreement and will use the funds from any such permitted Restricted Payment only for the purposes set forth in the Credit Agreement permitting such Restricted Payments;

(viii) it will preserve and maintain in full force and effect its organizational existence and good standing under the laws of its state or jurisdiction of incorporation, organization or formation, as applicable;

(ix) it will comply, and will cause each of its Subsidiaries to comply, in all material respects, with all Requirements of Law of any Governmental Authority having jurisdiction over it or its business, except (A)(l) such as may be contested in good faith by appropriate proceedings diligently prosecuted without risk of loss of any Collateral, (2) as to which a bona fide dispute exists, and (3) for which appropriate reserves have been established on the Borrower’s financial statements or (B) where the failure to comply could not reasonably be expected to have, either individually or in the aggregate,a Material Adverse Effect; and

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(x) it will maintain a system of accounting established and administered in accordance with sound business practices to permit the preparation of financial statements in conformity with GAAP (provided that monthly financial statements shall not be required to have footnote disclosure and are subject to normal year-end adjustments).

(b) Each Guarantor (other than Holdings) covenants with the Agent and the Lenders that such Guarantor (i) shall not grant any security interest in or permit any lien, claim or encumbrance upon any of its assets in favor of any Person other than liens and security interests in favor of the Agent and the Lenders and Permitted Liens and (ii) shall comply with any and all provisions in the Credit Agreement relating to such Guarantor and its business.

8. Termination.

This Guaranty shall remain in full force and effect until all of the Obligations shall be finally and irrevocably paid in full in cash and the commitments under the Credit Agreement shall have been terminated; provided, however, this Guaranty shall be terminated as to Panther after the consummation of the Closing Date Merger. Thereafter, but subject to the following, the Agent shall take such action and execute such documents as the Guarantors may request (and at the Guarantors’ cost and expense) in order to evidence the termination of this Guaranty. Payment of all of the Obligations from time to time shall not operate as a discontinuance of this Guaranty. Each Guarantor further agrees that, to the extent that the Borrower makes a payment or payments to the Agent or any of the Lenders on the Obligations, or the Agent or the Lenders receive any proceeds of collateral securing the Obligations or any other payments with respect to the Obligations, which payment or receipt of proceeds or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be returned or repaid to the Borrower, its estate, trustee, receiver, debtor in possession or any other Person, including, without limitation, the Guarantors, under any insolvency or bankruptcy law, state or federal law, common law or equitable cause, then to the extent of such payment, return or repayment, the obligation or part thereof which has been paid, reduced or satisfied by such amount shall be reinstated and continued in full force and effect as of the date when such initial payment, reduction or satisfaction occurred, and this Guaranty shall continue in full force notwithstanding any contrary action which may have been taken by the Agent or the Lenders in reliance upon such payment, and any such contrary action so taken shall be without prejudice to the Agent’s or the Lenders’ rights under this Guaranty and shall be deemed to have been conditioned upon such payment having become final and irrevocable.

9. Guaranty of Performance.

Each Guarantor also guaranties the full, prompt and unconditional performance of all obligations and agreements of every kind owed or hereafter to be owed by the Borrower to the Agent or the Lenders under the Credit Agreement and the other Loan Documents to which the Borrower is a party. Every provision for the benefit of the Agent or the Lenders contained in this Guaranty shall apply to the guaranty of performance given in this paragraph.

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10. Assumption of Liens and Obligations.

To the extent that a Guarantor has received or shall hereafter receive distributions or transfers from the Borrower of property or cash that are subject, at the time of such contribution, to liens and security interests in favor of the Agent or the Lenders in accordance with the Credit Agreement, such Guarantor hereby expressly agrees that (i) it shall hold such assets subject to such liens and security interests and subject to the terms of the Credit Agreement, and (ii) it shall be liable for the payment of the Obligations secured thereby. Each Guarantor’s obligations under this Section 10 shall be in addition to its obligations as set forth in other sections of this Guaranty and not in substitution therefor or in lieu thereof.

11. Miscellaneous.

(a) The terms “Borrower” and the “Guarantor” as used in this Guaranty shall include: (i) any successor individual or individuals, association, partnership, limited liability company or corporation to which all or substantially all of the business or assets of the Borrower or such Guarantor shall have been transferred and (ii) any other association, partnership, limited liability company, corporation or entity into or with which the Borrower or such Guarantor shall have been merged, consolidated, reorganized, or absorbed.

(b) Without limiting any other right of the Agent or any of the Lenders, whenever the Agent or the Lenders have the right to declare any of the Obligations to be immediately due and payable (whether or not it has been so declared), Agent and the Lenders at their sole election without notice to the undersigned may appropriate and set off against the Obligations:

(i) any and all indebtedness or other moneys due or to become due to any Guarantor by the Agent or the Lenders in any capacity; and

(ii) any credits or other property belonging to any Guarantor (including all account balances, whether provisional or final and whether or not collected or available) at any time held by or coming into the possession of the Agent or any of the Lenders, or any affiliate of the Agent or any of the Lenders, whether for deposit or otherwise;

whether or not the Obligations or the obligation to pay such moneys owed by the Agent or the Lenders is then due, and the Agent or the Lenders shall be deemed to have exercised such right of set off immediately at the time of such election even though any charge therefor is made or entered on the Agent’s or the Lenders’ records subsequent thereto. The Agent or such Lender agrees to notify such Guarantor in a reasonably practicable time of any such set-off; however, failure to so notify such Guarantor shall not affect the validity of any set-off.

(c) Each Guarantor’s obligation hereunder is to pay the Obligations in full in cash when due according to the Credit Agreement to the extent provided herein, and shall not be affected by any stay or extension of time for payment by the Borrower or any other Guarantor resulting from any proceeding under the Bankruptcy Code or any similar law.

(d) No course of dealing between the Borrower or any Guarantor and the Agent or the Lenders and no act, delay or omission by the Agent or Lenders in exercising any right or remedy hereunder or with respect to any of the Obligations shall operate as a waiver thereof or of any other right or remedy, and no single or partial exercise thereof shall preclude any other or further exercise thereof or the exercise of any other right or remedy. TheAgent or

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the Lenders may remedy any default by the Borrower under any agreement with the Borrower or with respect to any of the Obligations in any reasonable manner without waiving the default remedied and without waiving any other prior or subsequent default by the Borrower. All rights and remedies of the Lenders hereunder are cumulative.

(e) This Guaranty shall inure to the benefit of the Agent and the Lenders under the Credit Agreement, and their respective successors and assigns.

(f) Captions of the sections of this Guaranty are solely for the convenience of the Agent, the Lenders and the Guarantors, and are not an aid in the interpretation of this Guaranty and do not constitute part of the agreement of the parties set forth herein.

(g) If any provision of this Guaranty is unenforceable in whole or in part for any reason, the remaining provisions shall continue to be effective.

(h) EACH GUARANTOR HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR ILLINOIS STATE COURT SITTING IN CHICAGO IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY AND EACH GUARANTOR HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. NOTHING HEREIN SHALL LIMIT THE RIGHT OF AGENT TO BRING PROCEEDINGS AGAINST ANY GUARANTOR IN THE COURTS OF ANY OTHER JURISDICTION. ANY JUDICIAL PROCEEDING BY ANY GUARANTOR AGAINST AGENT OR ANY LENDER OR ANY AFFILIATE THEREOF INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS GUARANTY SHALL BE BROUGHT ONLY IN A COURT IN CHICAGO, ILLINOIS.

(i) EACH GUARANTOR HEREBY AGREES THAT SERVICE UPON IT BY MAIL SHALL CONSTITUTE SUFFICIENT NOTICE. NOTHING HEREIN SHALL AFFECT THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

(j ) THIS GUARANTY AND THE TRANSACTIONS EVIDENCED HEREBY SHALL BE CONSTRUED UNDER THE INTERNAL LAWS (AS OPPOSED TO CONFLICT OF LAWS PROVISIONS) AND DECISIONS OF THE STATE OF NEW YORK.

(k) Notices. All notices, approvals, requests, demands and other communications hereunder shall be in writing and delivered by hand or by nationally recognized overnight courier, or sent by first class mail or sent by telecopy (with such telecopy to be confirmed promptly in writing sent by first class mail), sent:

(a) if to any Guarantor, to:	Panther Transportation II, Inc.
4940 Panther Parkway
Seville, OH 44273
Attn: Daniel K. Sokolowski
Facsimile No.: (330) 725-4530

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with a copy to:	Ropes and Gray
One International Place Boston, Massachusetts 02110 Attn: Thomas Draper Facsimile No.: (617) 951-7050

(b) if to Agent, to:	Antares Capital Corporation
311 South Wacker Drive Chicago, IL 60606 Attn: Portfolio Manager - Panther Telephone: (312) 697-3999 Facsimile: (312) 697-3998

or to such other address or addresses or telecopy number or numbers as any party hereto may most recently have designated in writing to the other party by such notice. All such communications shall be deemed to have been given or made (i) if delivered in person, when delivered, (ii) if delivered by telecopy, on the date of transmission if transmitted on a Business Day before 4:00 p.m. Chicago time, otherwise on the next Business Day, (iii) if delivered by overnight courier, one (1) Business Day after delivery to the courier properly addressed and (iv) if mailed, three (3) Business Days after deposited in the United States mail, certified or registered.

12. WAIVERS.

(a) EACH GUARANTOR WAIVES THE BENEFIT OF ALL VALUATION, APPRAISAL AND EXEMPTION LAWS.

(b) UPON THE OCCURRENCE AND DURING THE CONTINUANCE OF A DEFAULT OR EVENT OF DEFAULT UNDER THE CREDIT AGREEMENT, EACH GUARANTOR HEREBY WAIVES ALL RIGHTS TO NOTICE AND HEARING OF ANY KIND PRIOR TO THE EXERCISE BY THE AGENT OR THE LENDERS OF THEIR RIGHTS TO REPOSSESS THE COLLATERAL WITHOUT JUDICIAL PROCESS OR TO REPLEVY, ATTACH OR LEVY UPON THE COLLATERAL WITHOUT PRIOR NOTICE OR HEARING. EACH GUARANTOR ACKNOWLEDGES THAT IT HAS BEEN ADVISED BY COUNSEL OF ITS CHOICE WITH RESPECT TO THIS TRANSACTION AND THIS GUARANTY.

(c) EACH GUARANTOR WAIVES ITS RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS GUARANTY, OR THE TRANSACTIONS CONTEMPLATED HEREBY, IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY AGENT OR ANY LENDER. EACH GUARANTOR AGREES THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, EACH GUARANTOR

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FURTHER AGREES THAT ITS RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS GUARANTY OR ANY PROVISION HEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS GUARANTY.

[Remainder of page intentionally left blank; signature page follows]

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IN WITNESS WHEREOF, Guarantors have executed this Guaranty as of the date first written above.

PTHR HOLDINGS, INC., a Delaware corporation

By:	/s/ Timothy Mayhew
Name:	Timothy Mayhew
Title:	President

PANTHER II TRANSPORTATION, INC. , an Ohio corporation

By:
Name:
Title:

PANTHER II, INC., an Ohio corporation f/k/a/ Sokolowski, Inc.

By:
Name:
Title:

Guaranty

IN WITNESS WHEREOF, Guarantors have executed this Guaranty as of the date first written above.

PTHR HOLDINGS, INC., a Delaware corporation

By:
Name:
Title:

PANTHER II TRANSPORTATION, INC. , an Ohio corporation

By:	[ILLEGIBLE]
Name:	[ILLEGIBLE]
Title:	President

PANTHER II, INC., an Ohio corporation f/k/a/ Sokolowski, Inc.

By:	[ILLEGIBLE]
Name:	[ILLEGIBLE]
Title:	President

Guaranty

EXECUTION VERSION

SECURITY AGREEMENT

THIS SECURITY AGREEMENT (including all exhibits hereto, as the same may be amended, modified and/or restated from time to time, this “Agreement”) dated as of June 10, 2005 is by and among PTHR HOLDINGS, INC., a Delaware corporation (“Holdings”), PANTHER ACQUISITION, INC., an Ohio corporation (“Acquisition Co.”), PANTHER II TRANSPORTATION, INC., an Ohio corporation (“Panther”), and PANTHER II, INC., an Ohio corporation f/k/a/ Sokolowski, Inc. (“Panther Sub”; Holdings, Acquisition Co., Panther and Panther Sub, together with each other Person who becomes a party to this Agreement by execution of a joinder in the form of Exhibit A attached hereto, is referred to individually as a “Debtor” and, collectively, as the “Debtors” ), and ANTARES CAPITAL CORPORATION , a Delaware corporation (the “Secured Party”), as agent for the benefit of Agent and the “Lenders” (as such term is hereinafter defined).

W I T N E S S E T H:

WHEREAS, Acquisition Co. (Acquisition Co., together with its permitted successors and assigns, including Panther from and after the consummation of the Closing Date Merger, is referred to herein as the “Borrower”) has entered into that certain Credit Agreement of even date herewith (the same, as it may be amended, restated, supplemented or otherwise modified and in effect from time to time, being herein referred to as the “Credit Agreement”) with Secured Party, as agent for the benefit of all lenders and individually as a lender (together with all other “Lenders” thereunder as defined therein, the “Lenders”), and the other Lenders parties thereto, providing for the Lenders to make available to the Debtor certain term and revolving credit facilities on the terms and conditions set forth therein;

WHEREAS, Holdings, as the owner of one hundred percent (100%) of the issued and outstanding capital stock of the Borrower, will derive substantial benefit and advantage from the financial accommodations available to the Borrower set forth in the Credit Agreement, including the loans and advances made to the Borrower thereunder, and it will be to Holdings’ direct interest and economic benefit to assist the Borrower in procuring such financing accommodations from the Lenders;

WHEREAS, the Debtors (other than Holdings and Acquisition Co.) are direct or indirect Subsidiaries of the Borrower and, as such, will derive substantial benefit and advantage from the financial accommodations available to the Borrower set forth in the Credit Agreement, including the loans and advances made to the Borrower thereunder, and it will be to each Debtor’s direct interest and economic benefit to assist the Borrower in procuring such loans and other financial accommodations from the Lenders; and

WHEREAS, to induce the Secured Party and the Lenders to enter into the Credit Agreement and make the Loans thereunder, each Debtor (other than Acquisition Co.) has agreed to guaranty the Obligations of the Borrower pursuant to that certain Guaranty of

Panther Security Agreement

even date herewith by such Debtors to Secured Party (the same, as it may be amended, restated, modified or supplemented and in effect from time to time, the “ Guaranty ”) and each Debtor has agreed to pledge and grant a security interest in the Collateral (as hereinafter defined) as security for the Liabilities (as hereinafter defined).

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Definitions . Capitalized terms used herein without definition and defined in the Credit Agreement are used herein as defined therein. In addition, as used herein:

“Accounts” means any “account,” as such term is defined in the Uniform Commercial Code, and, in any event, shall include, without limitation, “supporting obligations” as defined in the Uniform Commercial Code and all Accounts as defined in the Credit Agreement.

“Chattel Paper” means any “chattel paper,” as such term is defined in the Uniform Commercial Code.

“Collateral” shall have the meaning ascribed thereto in Section 3 hereof.

“Commercial Tort Claims” means “commercial tort claims”, as such term is defined in the Uniform Commercial Code.

“Contracts” means all contracts, undertakings, or other agreements (other than rights evidenced by Chattel Paper, Documents or Instruments) in or under which any Debtor may now or hereafter have any right, title or interest, including, without limitation, with respect to an Account, any agreement relating to the terms of payment or the terms of performance thereof.

“Copyrights” means any copyrights, rights and interests in copyrights, works protectable by copyrights, copyright registrations and copyright applications, including, without limitation, the copyright registrations and applications listed on Schedule III attached hereto, and all renewals of any of the foregoing, all income, royalties, damages and payments now and hereafter due and/or payable under or with respect to any of the foregoing, including, without limitation, damages and payments for past, present and future infringements of any of the foregoing and the right to sue for past, present and future infringements of any of the foregoing.

“Deposit Accounts” means all “deposit accounts” as such term is defined in the Uniform Commercial Code, now or hereafter held in the name of Debtor.

“Documents” means any “documents,” as such term is defined in the Uniform Commercial Code, and shall include, without limitation, all documents of title (as defined in the Uniform Commercial Code), bills of lading or other receipts evidencing or representing Inventory or Equipment.

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“Equipment” means any “equipment,” as such term is defined in the Uniform Commercial Code and, in any event, shall include, Motor Vehicles.

“General Intangibles” means any “general intangibles,” as such term is defined in the Uniform Commercial Code, and, in any event, shall include, without limitation, all right, title and interest in or under any Contract, models, drawings, materials and records, claims, literary rights, goodwill, rights of performance, Copyrights, Trademarks, Patents, warranties, rights under insurance policies and rights of indemnification.

“Goods” means any “goods”, as such term is defined in the Uniform Commercial Code, including, without limitation, fixtures and embedded Software to the extent included in “goods” as defined in the Uniform Commercial Code.

“Instruments” means any “instrument,” as such term is defined in the Uniform Commercial Code and, in any event, shall include, without limitation, promissory notes, drafts, bills of exchange, trade acceptances, letters of credit, letter of credit rights (as defined in the Uniform Commercial Code) and Chattel Paper.

“Inventory” means any “inventory,” as such term is defined in the Uniform Commercial Code, and, in any event, shall include, without limitation, all Inventory as defined in the Credit Agreement.

“Investment Property” means any “investment property”, as such term is defined in the Uniform Commercial Code.

“Liabilities” shall mean, collectively, the Obligations and all obligations, liabilities and Indebtedness of each Debtor under or in respect of this Agreement and any other Loan Document to which it is a party.

“Motor Vehicles” means motor vehicles, tractors, trailers and other like property, whether or not the title thereto is governed by a certificate of title or ownership.

“Patents” means any patents and patent applications, including, without limitation, the inventions and improvements described and claimed therein, all patentable inventions and those patents and patent applications listed on Schedule IV attached hereto, and the reissues, divisions, continuations, renewals, extensions and continuations-in-part of any of the foregoing, and all income, royalties, damages and payments now or hereafter due and/or payable under or with respect to any of the foregoing, including, without limitation, damages and payments for past, present and future infringements of any of the foregoing and the right to sue for past, present and future infringements of any of the foregoing.

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“Proceeds” means “proceeds,” as such term is defined in the Uniform Commercial Code and, in any event, includes, without limitation, (a) any and all proceeds of any insurance, indemnity, warranty or guaranty payable with respect to any of the Collateral, (b) any and all payments (in any form whatsoever) made or due and payable from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any governmental body, authority, bureau or agency (or any person acting under color of Governmental Authority), and (c) any and all other amounts from time to time paid or payable under, in respect of or in connection with any of the Collateral.

“Representative” means any Person acting as agent, representative or trustee on behalf of the Secured Party from time to time.

“Software” means all “software” as such term is defined in the Uniform Commercial Code, now owned or hereafter acquired by any Debtor, other than software embedded in any category of Goods, including, without limitation, all computer programs and all supporting information provided in connection with a transaction related to any program.

“Trademarks” means any trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos, other business identifiers, prints and labels on which any of the foregoing have appeared or appear, all registrations and recordings thereof, and all applications in connection therewith, including, without limitation, the trademarks and applications listed in Schedule V attached hereto and renewals thereof, and all income, royalties, damages and payments now or hereafter due and/or payable under or with respect to any of the foregoing, including, without limitation, damages and payments for past, present and future infringements of any of the foregoing and the right to sue for past, present and future infringements of any of the foregoing.

“Uniform Commercial Code” means the Uniform Commercial Code as in effect from time to time in the State of New York; provided , that to the extent that the Uniform Commercial Code is used to define any term herein or in any Loan Document and such term is defined differently in different Articles or Divisions of the Uniform Commercial Code, the definition of such term contained in Article or Division 9 shall govern.

Section 2. Representations, Warranties and Covenants of Debtors . After giving effect to the Related Transactions, each Debtor represents and warrants to, and covenants with, the Secured Party, for the benefit of the Secured Party and the Lenders, as follows:

(a) such Debtor has rights in and the power to transfer the Collateral in which it purports to grant a security interest pursuant to Section 3 hereof (subject, with respect to after acquired Collateral, to such Debtor acquiring the same) and no Lien other than Permitted Liens exists or shall exist upon such Collateral at any time;

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(b) this Agreement is effective to create in favor of Secured Party for the benefit of the Secured Party and the Lenders a valid security interest in and Lien upon all of such Debtor’s right, title and interest in and to the Collateral, and, upon the filing of appropriate Uniform Commercial Code financing statements in the jurisdictions listed on Schedule I attached hereto and, with respect to Patents, Trademarks and Copyrights, the filing with the United States Patent and Trademark Office and the United States Copyright Office, as applicable, such security interest and Liens shall be duly perfected in all the Collateral (other than Instruments not constituting Chattel Paper), and upon delivery of the Instruments to the Secured Party or its Representative, duly endorsed by such Debtor or accompanied by appropriate instruments of transfer duly executed by such Debtor, the security interest and Liens in the Instruments shall be duly perfected;

(c) all of the Equipment (other than items in transit or under repair in the ordinary course of business), Inventory and Goods of such Debtor is located at the places as specified on Schedule I attached hereto. Except as disclosed on Schedule I , none of the Collateral is in the possession of any bailee, warehousemen, processor or consignee. Schedule I discloses such Debtor’s name as of the date hereof as it appears in official filings in the state of its incorporation, formation or organization, the type of entity of such Debtor (including corporation, partnership, limited partnership or limited liability company), organizational identification number issued by such Debtor’s state of incorporation, formation or organization (or a statement that no such number has been issued), such Debtor’s state of incorporation, formation or organization and the chief place of business, chief executive office and the office where Debtor keeps its books and records. Such Debtor has only one state of incorporation, formation or organization. No Debtor (including any Person acquired by such Debtor) does business nor has any Debtor done business during the past five (5) years under any trade name or fictitious business name except as disclosed on Schedule II attached hereto;

(d) no Copyrights, Patents or Trademarks listed on Schedules III, IV and V , respectively, if any, have been adjudged invalid or unenforceable or have been canceled, in whole or in part, or are not presently subsisting. Each of such Copyrights, Patents and Trademarks is valid and enforceable. Such Debtor is the sole and exclusive owner of the entire and unencumbered right, title and interest in and to each of such Copyrights, Patents and Trademarks, free and clear of any liens, charges and encumbrances, including without limitation licenses, shop rights and covenants by such Debtor not to sue third persons. Such Debtor has adopted, used and is currently using, or has a current bona fide intention to use, all of such Trademarks and Copyrights. Such Debtor has no notice of any suits or actions commenced or threatened with reference to the Copyrights, Patents or Trademarks;

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(e) each Debtor shall deliver to the Secured Party an updated Schedule I within five (5) days of any change thereto and an updated Schedule II, III, IV and/or V concurrently with the delivery of monthly financial statements under Section 4.1(b) of the Credit Agreement; provided , that delivery or receipt of such subsequent disclosure shall not relieve or otherwise constitute a waiver by the Secured Party or any Lender or a cure of any Default or Event of Default resulting in connection with the matters disclosed or a breach of the underlying covenant, representation or warranty (regardless of such disclosure);

(f) All depositary and other accounts maintained by each Debtor are described on Schedule VI hereto, which description includes for each such account the name of such Debtor maintaining such account, the name, address and telephone and telecopy numbers of the financial institution at which such account is maintained, the account number and the account officer, if any, of such account. No Debtor shall open any new accounts unless such Debtor shall have given Secured Party at least ten (10) Business Days’ prior written notice of its intention to open any such new accounts. Each Debtor shall deliver to Secured Party a revised version of Schedule VI showing any changes thereto within five (5) Business Days of any such change. Each Debtor hereby authorizes the financial institutions at which such Debtor maintains an account to provide Secured Party with such information with respect to such account as Secured Party from time to time reasonably may request, and each Debtor hereby consents to such information being provided to Secured Party; and

(g) such Debtor does not own any Commercial Tort Claim except for those disclosed on Schedule VII hereto. Each Debtor shall deliver to the Secured Party an updated Schedule VII concurrently with the delivery of monthly financial statements under Section 4.1(b) of the Credit Agreement.

Section 3. Collateral . As collateral security for the prompt payment in full when due (whether at stated maturity, by acceleration or otherwise) of the Liabilities, each Debtor hereby pledges and grants to the Secured Party, for the benefit of the Secured Party and the Lenders, a Lien on and security interest in and to all of such Debtor’s right, title and interest in all personal Property, fixtures and assets of such Debtor, whether now owned by such Debtor or hereafter acquired and whether now existing or hereafter coming into existence and wherever located (all being collectively referred to herein as “ Collateral ”), including, without limitation:

(a) all Instruments, together with all payments thereon or thereunder:

(b) all Accounts;

(c) all Inventory;

(d) all General Intangibles (including payment intangibles (as defined in the Uniform Commercial Code) and Software);

(e) all Equipment;

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(f) all Documents;

(g) all Contracts;

(h) all Goods;

(i) all Investment Property;

(j) all Deposit Accounts, including, without limitation, the balance from time to time in all bank accounts maintained by such Debtor;

(k) Commercial Tort Claims from time to time specified on Schedule VII ;

(l) Letter of Credit Rights and Supporting Obligations; and

(m) all other tangible and intangible Property of such Debtor (other than any equity interests in excess of sixty-five percent (65%) of the voting stock or other voting equity interests of any such Debtor if and to the extent any pledge of more than sixty-five percent (65%) of the voting stock or other voting equity securities of any such Debtor would result in adverse tax consequences to the Borrower under Section 956 of the Code), including, without limitation, all Proceeds, tort claims, products, accessions, rents, profits, income, benefits, substitutions, additions and replacements of and to any of the property of such Debtor described in the preceding clauses of this Section 3 (including, without limitation, any proceeds of insurance thereon, insurance claims and all rights, claims and benefits against any Person relating thereto), other rights to payments not otherwise included in the foregoing and all books, correspondence, files, records, invoices and other papers, including without limitation all tapes, cards, computer runs, computer programs, computer files and other papers, documents and records in the possession or under the control of such Debtor or any computer bureau or service company from time to time acting for such Debtor.

Section 4. Covenants; Remedies. In furtherance of the grant of the pledge and security interest and Lien pursuant to Section 3 hereof, each Debtor hereby agrees with the Secured Party, for the benefit of the Secured Party and the Lenders, as follows:

4.1. Delivery and Other Perfection; Maintenance, etc.

(a) Delivery of Instruments, Documents, Etc. Each Debtor shall deliver and pledge to the Secured Party or its Representative any and all Instruments, negotiable Documents, Chattel Paper and certificated securities (accompanied by stock powers executed in blank) duly endorsed and/or accompanied by such instruments of assignment and transfer executed by such Debtor in such form and substance as the Secured Party or its Representative may request; provided , that so long as no Event of Default shall have occurred and be continuing, each Debtor may retain for collection in the ordinary course of business any Instruments, negotiable Documents and Chattel Paper received by

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such Debtor in the Ordinary Course of Business, and the Secured Party or its Representative shall, promptly upon request of a Debtor, make appropriate arrangements for making any other Instruments, negotiable Documents and Chattel Paper pledged by such Debtor available to such Debtor for purposes of presentation, collection or renewal (any such arrangement to be effected, to the extent deemed appropriate by the Secured Party or its Representative, against trust receipt or like document). If a Debtor retains possession of any Chattel Paper, negotiable Documents or Instruments pursuant to the terms hereof, such Chattel Paper, negotiable Documents and Instruments shall be marked with the following legend: “This writing and the obligations evidenced or secured hereby are subject to the security interest and Lien of Antares Capital Corporation, as secured party, for the benefit of itself and certain Lenders.”

(b) Other Documents and Actions. Each Debtor shall give, execute, deliver, file and/or record any financing statement, notice, instrument, document, agreement or other papers that may be necessary or desirable (in the reasonable judgment of the Secured Party or its Representative) to create, preserve, perfect or validate the security interest and Lien granted pursuant hereto or to enable the Secured Party or its Representative to exercise and enforce the rights of the Secured Party hereunder with respect to such pledge and security interest and Lien; provided , that notices to account debtors in respect of any Accounts or Instruments shall be subject to the provisions of clause (e) below. Notwithstanding the foregoing, each Debtor hereby irrevocably authorizes the Secured Party at any time and from time to time to file in any filing office in any Uniform Commercial Code jurisdiction any initial financing statements and amendments thereto that (a) indicate the Collateral (i) as all assets of such Debtor or words of similar effect, regardless of whether any particular asset comprised in the Collateral falls within the scope of Article 9 of the Uniform Commercial Code of the State of New York or such jurisdiction, or (ii) as being of an equal or lesser scope or with greater detail, and (b) contain any other information required by part 5 of Article 9 of the Uniform Commercial Code of the State of New York for the sufficiency or filing office acceptance of any financing statement or amendment, including (i) whether such Debtor is an organization, the type of organization and any organization identification number issued to such Debtor, and (ii) in the case of a financing statement filed as a fixture filing or indicating Collateral as as-extracted collateral or timber to be cut, a sufficient description of real property to which the Collateral relates. Each Debtor agrees to furnish any such information to the Secured Party promptly upon request. Each Debtor also ratifies its authorization for the Secured Party to have filed in any Uniform Commercial Code jurisdiction any like initial financing statements or amendments thereto if filed prior to the date hereof.

(c) Books and Records. Each Debtor shall maintain at its own cost and expense complete and accurate books and records of the Collateral, including, without limitation, a record of all payments received and all credits granted with respect to the Collateral and all other dealings with the Collateral. Upon the occurrence and during the continuation of any Event of Default, each Debtor shall

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deliver and turn over any such books and records (or true and correct copies thereof) to the Secured Party or its Representative at any time on demand. Each Debtor shall permit any representative of the Secured Party to inspect such books and records at any time during reasonable business hours and shall provide photocopies thereof at such Debtor’s expense to the Secured Party upon request of the Secured Party.

(d) Motor Vehicles. Each Debtor shall, promptly upon the request of the Secured Party or its Representative, cause the Secured Party to be listed as the lienholder on each certificate of title or ownership covering any items of Equipment, including Motor Vehicles.

(e) Notice to Account Debtors; Verification. Upon the occurrence and during the continuance of any Event of Default (or if any rights of set-off (other than set-offs against an Account arising under the Contract giving rise to the same Account) or contra accounts may be asserted), (i) upon request of the Secured Party or its Representative, each Debtor shall promptly notify (and each Debtor hereby authorizes the Secured Party and its Representative so to notify) each account debtor in respect of any Accounts or Instruments or other Persons obligated on the Collateral that such Collateral has been assigned to the Secured Party hereunder, and that any payments due or to become due in respect of such Collateral are to be made directly to the Secured Party, and (ii) the Secured Party and its Representative shall have the right at any time or times to make direct verification with the account debtors or other Persons obligated on the Collateral of any and all of the Accounts or other such Collateral.

(f) Intellectual Property. Each Debtor represents and warrants that the Copyrights, Patents and Trademarks listed on Schedules III, IV and V , respectively, constitute all of the registered Copyrights and all of the Patents and registered Trademarks now owned by such Debtor. If such Debtor shall (i) obtain rights to any new patentable inventions, any registered Copyrights, Patents or Trademarks, or (ii) become entitled to the benefit of any registered Copyrights, Patents or Trademarks or any improvement on any Patent, the provisions of this Agreement above shall automatically apply thereto and such Debtor shall give to Secured Party prompt written notice thereof. Each Debtor hereby authorizes Secured Party to modify this Agreement by amending Schedules III, IV and V , as applicable, to include any such registered Copyrights, Patents and Trademarks. Each Debtor shall have the duty (i) to prosecute diligently any patent, trademark, or service mark applications pending as of the date hereof or hereafter, (ii) to make application on unpatented but patentable inventions and on trademarks, copyrights and service marks, as appropriate, (iii) to preserve and maintain all rights in the Copyrights, Patents and Trademarks, to the extent material to the operations of the business of such Debtor and (iv) to ensure that the Copyrights, Patents and Trademarks are and remain enforceable, to the extent material to the operations of the business of such Debtor. Any expenses incurred in connection with each Debtor’s obligations under this Section 4.1(f) shall be borne by such Debtor. No Debtor shall abandon any right to file a patent, trademark or service

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mark application, or abandon any pending patent, application or any other Copyright, Patent or Trademark without the written consent of Secured Party, which consent shall not be unreasonably withheld.

(g) Further Identification of Collateral. Each Debtor shall, when and as often as requested by the Secured Party or its Representative, furnish to the Secured Party or such Representative, statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Secured Party or its Representative may reasonably request, all in reasonable detail.

(h) Investment Property. Each Debtor shall take any and all actions required or requested by the Secured Party, from time to time, to (i) cause the Secured Party to obtain exclusive control of any Investment Property owned by Debtor in a manner reasonably acceptable to the Secured Party and (ii) obtain from any issuers of Investment Property and such other Persons, for the benefit of the Secured Party, written confirmation of the Secured Party’s control over such Investment Property; provided, however, that notwithstanding the foregoing, the Secured Party shall not exercise any remedies with regard to any such Investment Property unless an Event of Default shall have occurred and be continuing. For purposes of this Section 4.1(h), the Secured Party shall have exclusive control of Investment Property if (i) such Investment Property consists of certificated securities and any Debtor delivers such certificated securities to the Secured Party (with appropriate endorsements if such certificated securities are in registered form); (ii) such Investment Property consists of uncertificated securities and either (x) any Debtor delivers such uncertificated securities to the Secured Party or (y) the issuer thereof agrees, pursuant to documentation in form and substance reasonably satisfactory to the Secured Party, that it shall comply with instructions originated by the Secured Party without further consent by such Debtor, and (iii) such Investment Property consists of security entitlements and either (x) the Secured Party becomes the entitlement holder thereof or (y) the appropriate securities intermediary agrees, pursuant to the documentation in form and substance reasonably satisfactory to the Secured Party, that it shall comply with entitlement orders originated by the Secured Party without further consent by any Debtor.

(i) Compliance with Loan Documents. Each Debtor shall comply with the provisions of the Loan Documents applicable thereto, including, without limitation, maintenance of insurance, restrictions on Liens, Indebtedness, Restricted Payments and dispositions, and providing Secured Party and its representatives the right to inspections with respect to the Collateral.

(j) Commercial Tort Claims. Each Debtor shall promptly notify Secured Party of any Commercial Tort Claim (as defined in the Uniform Commercial Code) acquired by it and unless otherwise consented to by Secured Party, such Debtor shall enter into a supplement to this Agreement, granting to Secured Party a Lien on and security interest in such commercial tort claim.

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4.2 Other Liens. No Debtor shall create, permit or suffer to exist, and each Debtor shall defend the Collateral against and take such other action as is necessary to remove, any Lien on the Collateral except Permitted Liens, and shall defend the right, title and interest of the Secured Party in and to the Collateral and in and to all Proceeds thereof against the claims and demands of all Persons whatsoever.

4.3 Preservation of Rights. Whether or not any Event of Default has occurred or is continuing, the Secured Party and its Representative may, but shall not be required to, take any steps the Secured Party or its Representative deems necessary or appropriate to preserve any Collateral or any rights against third parties to any of the Collateral, including obtaining insurance of Collateral at any time when a Debtor has failed to do so, and each Debtor shall promptly pay, or reimburse the Secured Party for, all expenses incurred in connection therewith.

4.4 Good Standing; Name Change; Location: Bailees.

(a) Each Debtor shall, upon the request of the Secured Party, provide to Secured Party a certificate of good standing from its state of incorporation, formation or organization.

(b) Without limiting the prohibition on mergers involving the Debtors contained in the Credit Agreement, no Debtor shall (i) reincorporate or reorganize itself under the laws of any jurisdiction other than the jurisdiction in which it is incorporated or organized as of the date hereof without the prior written consent of Secured Party, or (ii) otherwise change its name, identity or corporate structure. Each Debtor shall notify Secured Party promptly in writing prior to any change in the proposed use by such Debtor of any tradename or fictitious business name other than any such name set forth on Schedule II attached hereto.

(c) Except for the sale of Inventory and use and repair of Equipment in the ordinary course of business and except as expressly permitted in the Credit Agreement, Debtors shall keep the Collateral at the locations specified in Schedule I. Each Debtor shall give Secured Party thirty (30) day’s prior written notice of any change in such Debtor’s chief place of business or of any new location for any of the Collateral.

(d) If any Collateral is at any time in the possession or control of any warehousemen, bailee, consignee or processor, each Debtor shall, upon the request of Secured Party or its Representative, notify such warehousemen, bailee, consignee or processor of the Lien and security interest created hereby and shall instruct such Person to hold all such Collateral for Secured Party’s account subject to Secured Party’s instructions; provided, however, that notwithstanding the foregoing, the Secured Party shall not issue any such instructions unless an Event of Default shall have occurred and be continuing.

(e) Each Debtor acknowledges that it is not authorized to file any financing statement or amendment or termination statement with respect to any

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financing statement without the prior written consent of Secured Party and agrees that it shall not do so without the prior written consent of Secured Party, subject to such Debtor’s rights under Section 9-509(d)(2) to the Uniform Commercial Code.

(f) No Debtor shall enter into any Contract that restricts or prohibits the grant to Secured Party of a security interest in Accounts, Chattel Paper, Instruments or payment intangibles or the proceeds of the foregoing.

4.5 Bank Accounts.

(a) At Secured Party’s request, on or prior to the Closing Date, or at any time thereafter, the Secured Party and each Debtor shall enter into a bank agency agreement (“ Bank Agency Agreement ”), in a form reasonably specified by the Secured Party, with each financial institution with which such Debtor maintains from time to time any deposit accounts (general or special), which financial institutions are set forth on Schedule VI attached hereto. Pursuant to the Bank Agency Agreements and pursuant hereto, each Debtor grants and shall grant to the Secured Party a continuing lien upon, and security interest in, all such accounts and all funds at any time paid, deposited, credited or held in such accounts (whether for collection, provisionally or otherwise) or otherwise in the possession of such financial institutions, and each such financial institution shall act as the Secured Party’s agent in connection therewith. Following the Closing Date, no Debtor shall establish any deposit account with any financial institution unless prior thereto, at the request of Secured Party, the Secured Party and such Debtor shall have entered into a Bank Agency Agreement with such financial institution.

(b) Upon the Secured Party’s request after the occurrence and during the continuance of an Event of Default, each Debtor shall establish lock-box or blocked accounts (collectively, “ Blocked Accounts ”) in such Debtor’s name with such banks as are acceptable to the Secured Party (“ Collecting Banks ”), subject to irrevocable instructions in a form reasonably specified by the Secured Party, to which the obligors of all Accounts shall directly remit all payments on Accounts and in which such Debtor shall immediately deposit all cash payments for Inventory or other cash payments constituting proceeds of Collateral in the identical form in which such payment was made, whether by cash or check. In addition, the Secured Party may establish one or more depository accounts at each Collecting Bank or at a centrally located bank (collectively, the “Depository Account ”). All amounts held or deposited in the Blocked Accounts held by such Collecting Bank shall be transferred to the Depository Account without any further notice or action required by Secured Party. Subject to the foregoing, each Debtor hereby agrees that all payments received by the Secured Party or any Lender whether by cash, check, wire transfer or any other instrument, made to such Blocked Accounts or otherwise received by the Secured Party or any Lender and whether in respect of the Accounts or as proceeds of other Collateral or otherwise shall be the sole and exclusive property of the Secured Party for the benefit of the Secured Party and the Lenders. Each Debtor, and any of its

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Affiliates, employees, agents and other Persons acting for or in concert with such Debtor shall, acting as trustee for the Secured Party, receive, as the sole and exclusive property of the Secured Party, any moneys, checks, notes, drafts or other payments relating to and/or proceeds of Accounts or other Collateral which come into the possession or under the control of such Debtor or any Affiliates, employees, agent or other Persons acting for or in concert with such Debtor, and immediately upon receipt thereof, such Debtor or Persons shall deposit the same or cause the same to be deposited in kind, in a Blocked Account.

4.6 Events of Default, Etc. During the period during which an Event of Default shall have occurred and be continuing:

(a) each Debtor shall, at the request of the Secured Party or its Representative, assemble the Collateral and make it available to Secured Party or its Representative at a place or places designated by the Secured Party or its Representative which are reasonably convenient to Secured Party or its Representative, as applicable, and such Debtor;

(b) the Secured Party or its Representative may make any reasonable compromise or settlement deemed desirable with respect to any of the Collateral and may extend the time of payment, arrange for payment in installments, or otherwise modify the terms of, any of the Collateral;

(c) the Secured Party shall have all of the rights, claims and remedies with respect to the Collateral of a secured party under the Uniform Commercial Code (whether or not said Uniform Commercial Code is in effect in the jurisdiction where the rights and remedies are asserted) and such additional rights and remedies to which a secured party is entitled under the laws in effect in any jurisdiction where any rights and remedies hereunder may be asserted, including, without limitation, the right, to the maximum extent permitted by law, to exercise all voting, consensual and other powers of ownership pertaining to the Collateral as if the Secured Party were the sole and absolute owner thereof (and each Debtor agrees to take all such action as may be appropriate to give effect to such right);

(d) the Secured Party or its Representative in their discretion may, in the name of the Secured Party or in the name of a Debtor or otherwise, demand, sue for, collect or receive any money or Property at any time payable or receivable on account of or in exchange for any of the Collateral, but shall be under no obligation to do so;

(e) the Secured Party, or its Representative, may take immediate possession and occupancy of any premises owned, used or leased by a Debtor and exercise all other rights and remedies of an assignee which may be available to the Secured Party; and

(f) the Secured Party may, upon ten (10) Business Days’ prior written notice to the Debtors of the time and place (which notice the Debtors hereby agree

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is commercially reasonable notification for purposes hereof), with respect to the Collateral or any part thereof which shall then be or shall thereafter come into the possession, custody or control of the Secured Party or its Representative, sell, lease, license, assign or otherwise dispose of all or any part of such Collateral, at such place or places as the Secured Party deems best, and for cash or for credit or for future delivery (without thereby assuming any credit risk), at public or private sale, without demand of performance or notice of intention to effect any such disposition or of the time or place thereof (except such notice as is required above or by applicable statute and cannot be waived), and the Secured Party or anyone else may be the purchaser, lessee, licensee, assignee or recipient of any or all of the Collateral so disposed of at any public sale (or, to the extent permitted by law, at any private sale) and thereafter hold the same absolutely, free from any claim or right of whatsoever kind, including any right or equity of redemption (statutory or otherwise), of any Debtor, any such demand, notice and right or equity being hereby expressly waived and released. The Secured Party may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the sale may be so adjourned.

The proceeds of each collection, sale or other disposition under this Section 4.6 shall be applied in accordance with Section 4.9 hereof.

4.7 Deficiency . If the proceeds of sale, collection or other realization of or upon the Collateral are insufficient to cover the costs and expenses of such realization and the payment in full of the Liabilities, the Debtors shall remain liable for any deficiency.

4.8 Private Sale. Each Debtor recognizes that the Secured Party may be unable to effect a public sale of any or all of the Collateral consisting of securities by reason of certain prohibitions contained in the Securities Act of 1933, as amended (the “Act” ), and applicable state securities laws, but may be compelled to resort to one or more private sales thereof to a restricted group of purchasers who shall be obliged to agree, among other things, to acquire such Collateral for their own account for investment and not with a view to the distribution or resale thereof. Each Debtor acknowledges and agrees that any such private sale may result in prices and other terms less favorable to the seller than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. The Secured Party shall be under no obligation to delay a sale of any of the Collateral to permit Debtor to register such Collateral for public sale under the Act, or under applicable state securities laws, even if such Debtor would agree to do so. The Secured Party shall not incur any liability as a result of the sale of any such Collateral, or any part thereof, at any private sale provided for in this Agreement conducted in a commercially reasonable manner, and each Debtor hereby waives any claims against the Secured Party arising by reason of the fact that the price at which the Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale or was less than the aggregate amount of the Liabilities, even if the Secured Party accepts the first offer received and does not offer the Collateral to more than one offeree.

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Each Debtor further agrees to do or cause to be done all such other acts and things as may be necessary to make such sale or sales of any portion or all of any such Collateral valid and binding and in compliance with any and all applicable laws, regulations, orders, writs, injunctions, decrees or awards of any and all courts, arbitrators or governmental instrumentalities, domestic or foreign, having jurisdiction over any such sale or sales, all at such Debtor’s expense, provided that the Debtors shall be under no obligation to take any action to enable any or all of such Collateral to be registered under the provisions of the Act. Each Debtor further agrees that a breach of any of the covenants contained in this Section 4.8 will cause irreparable injury to the Secured Party, that the Secured Party has no adequate remedy at law in respect of such breach and, as a consequence, agrees that each and every covenant contained in this Section 4.8 shall be specifically enforceable against the Debtors, and each Debtor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred and is continuing.

4.9 Application of Proceeds. The proceeds of any collection, sale or other realization of all or any part of the Collateral, and any other cash at the time held by the Secured Party under this Agreement, shall be applied to the Liabilities in the manner set forth in Section 1.10 of the Credit Agreement.

4.10 Attorney-in-Fact. Each Debtor hereby irrevocably constitutes and appoints the Secured Party, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Debtor and in the name of such Debtor or in its own name, from time to time, after the occurrence and during the continuance of an Event of Default, in the discretion of the Secured Party, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute and deliver any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement and, without limiting the generality of the foregoing, hereby gives the Secured Party the power and right, on behalf of such Debtor, without notice to or assent by such Debtor, to do the following upon the occurrence and during the continuation of any Event of Default:

(a) to ask, demand, collect, receive and give acquittance and receipts for any and all moneys due and to become due under any Collateral and, in the name of such Debtor or its own name or otherwise, to take possession of and endorse and collect any checks, drafts, notes, acceptances or other Instruments for the payment of moneys due under any Collateral and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Secured Party for the purpose of collecting any and all such moneys due under any Collateral whenever payable and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Secured Party for the purpose of collecting any and all such moneys due under any Collateral whenever payable;

Panther Security Agreement

(b) to pay or discharge charges or liens levied or placed on or threatened against the Collateral (other than the Permitted Liens), to effect any insurance called for by the terms of this Agreement and to pay all or any part of the premiums therefor;

(c) to direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due, and to become due thereunder, directly to the Secured Party or as the Secured Party shall direct, and to receive payment of and receipt for any and all moneys, claims and other amounts due, and to become due at any time, in respect of or arising out of any Collateral;

(d) to sign and indorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications and notices in connection with accounts and other Documents constituting or relating to the Collateral;

(e) to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any part thereof and to enforce any other right in respect of any Collateral;

(f) to defend any suit, action or proceeding brought against a Debtor with respect to any Collateral;

(g) to settle, compromise or adjust any suit, action or proceeding described above and, in connection therewith, to give such discharges or releases as the Secured Party may deem appropriate;

(h) to the extent that a Debtor’s authorization given in Section 4.1(b) of this Agreement is not sufficient, to file such financing statements with respect to this Agreement, or to file a photocopy of this Agreement in substitution for a financing statement, as the Secured Party may deem appropriate, and to execute in such Debtor’s name such financing statements and amendments thereto and continuation statements which may require such Debtor’s signature; and

(i) generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Secured Party were the absolute owners thereof for all purposes, and to do, at the Secured Party’s option and at such Debtor’s expense, at any time, or from time to time, all acts and things which the Secured Party reasonably deems necessary to protect, preserve or realize upon the Collateral and the Secured Party’s Lien therein, in order to effect the intent of this Agreement, all as fully and effectively as such Debtor might do.

Each Debtor hereby ratifies, to the extent permitted by law, all that such attorneys lawfully do or cause to be done by virtue hereof. The power of attorney granted hereunder is a power coupled with an interest and shall be irrevocable until the Liabilities are indefeasibly paid in full and the Credit Agreement is terminated.

Panther Security Agreement

Each Debtor also authorizes the Secured Party, at any time from and after the occurrence and during the continuation of any Event of Default, (x) to communicate in its own name with any party to any Contract with regard to the assignment of the right, title and interest of such Debtor in and under the Contracts hereunder and other matters relating thereto and (y) to execute, in connection with any sale of Collateral provided for in Section 4.5 hereof, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral.

4.11 Perfection . Prior to or concurrently with the execution and delivery of this Agreement, each Debtor shall:

(a) file such financing statements, assignments for security and other documents in such offices as may be necessary or as the Secured Party or the Representative may request to perfect the security interests granted by Section 3 of this Agreement;

(b) at Secured Party’s request, deliver to the Secured Party or its Representative the originals of all Instruments together with, in the case of Instruments constituting promissory notes, allonges attached thereto showing such promissory notes to be payable to the order of a blank payee; and

(c) at Secured Party’s request, deliver to the Secured Party or its Representative the originals of all Motor Vehicle titles, duly endorsed indicating the Secured Party’s interest therein as lienholder.

4.12 Termination. This Agreement and the Liens and security interests granted hereunder shall not terminate until the termination of the Credit Agreement and the full and complete performance and indefeasible satisfaction of all the Liabilities (other than contingent indemnification obligations for which a claim has not then been asserted), whereupon the Secured Party shall forthwith cause to be assigned, transferred and delivered, against receipt but without any recourse, warranty or representation whatsoever, any remaining Collateral to or on the order of the Debtors. The Secured Party shall also execute and deliver to the Debtors upon such termination such Uniform Commercial Code termination statements, certificates for terminating the liens on the Motor Vehicles (if any) and such other documentation as shall be reasonably requested by the Debtors to effect the termination and release of the Liens and security interests in favor of the Secured Party affecting the Collateral.

4.13 Further Assurances. (a) At any time and from time to time, upon the written request of the Secured Party or its Representative, and at the sole expense of the Debtors, each Debtor shall promptly and duly execute and deliver any and all such further instruments, documents and agreements and take such further actions as the Secured Party or its Representative may reasonably require in order for the Secured Party to obtain the full benefits of this Agreement and of the rights and powers herein granted in favor of the Secured Party, including, without limitation, using the Debtors’ commercially reasonable efforts to secure all consents and approvals necessary or appropriate for the assignment to the Secured Party of any Collateral held by the Debtors

Panther Security Agreement

or in which any Debtor has any rights not heretofore assigned, the filing of any financing or continuation statements under the Uniform Commercial Code with respect to the liens and security interests granted hereby, transferring Collateral to the Secured Party’s possession (if a security interest in such Collateral can be perfected by possession), placing the interest of the Secured Party as lienholder on the certificate of title of any Motor Vehicle and obtaining waivers of liens from landlords and mortgagees. Each Debtor also hereby authorizes the Secured Party and its Representative to file any such financing or continuation statement without the signature of such Debtor to the extent permitted by applicable law.

(b) Upon the request of the Secured Party, each Debtor shall procure insurers’ acknowledgements of any assignments of key man life insurance policies which may be assigned to the Secured Party as additional security for the Liabilities (if any) and shall take all such further action as required by any insurer or the Secured Party in connection with any such assignment.

4.14 Limitation on Duty of Secured Party. The powers conferred on the Secured Party under this Agreement are solely to protect the Secured Party’s interest in the Collateral and shall not impose any duty upon it to exercise any such powers. The Secured Party shall be accountable only for amounts that it actually receives as a result of the exercise of such powers and neither the Secured Party nor its Representative nor any of their respective officers, directors, employees or agents shall be responsible to the Debtors for any act or failure to act, except to the extent constituting gross negligence or willful misconduct as determined by a court of competent jurisdiction on a final and non-appealable basis. Without limiting the foregoing, the Secured Party and any Representative shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in their possession if such Collateral is accorded treatment substantially equivalent to that which the Secured Party or any Representative, in its individual capacity, accords its own property consisting of the type of Collateral involved, it being understood and agreed that neither the Secured Party nor any Representative shall have any responsibility for taking any necessary steps (other than steps taken in accordance with the standard of care set forth above) to preserve rights against any Person with respect to any Collateral.

Also without limiting the generality of the foregoing, neither the Secured Party nor any Representative shall have any obligation or liability under any Contract or license by reason of or arising out of this Agreement or the granting to the Secured Party of a security interest therein or assignment thereof or the receipt by the Secured Party or any Representative of any payment relating to any Contract or license pursuant hereto, nor shall the Secured Party or any Representative be required or obligated in any manner to perform or fulfill any of the obligations of the Debtors under or pursuant to any Contract or license, or to make any payment, or to make any inquiry as to the nature or the sufficiency of any payment received by it or the sufficiency of any performance by any party under any Contract or license, or to present or file any claim, or to take any action to collect or enforce any performance or the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

Panther Security Agreement

Section 5. Miscellaneous.

5.1 No Waiver. No failure on the part of the Secured Party or any of its Representatives to exercise, and no course of dealing with respect to, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by the Secured Party or any of its Representatives of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The rights and remedies hereunder provided are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights and remedies provided by law.

5.2 Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws and decisions of the State of New York, without regard to the conflict of law principles thereof.

5.3 Notices. All notices, demands and requests that any party is required or elects to give to any other party shall be given in accordance with the provisions of the Credit Agreement.

5.4 Amendments, Etc. The terms of this Agreement may be waived, altered or amended only by an instrument in writing duly executed by the Debtors and the Secured Party. Any such amendment or waiver shall be binding upon the Secured Party and the Debtors and their respective successors and assigns.

5.5 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of each of the parties hereto, provided, that no Debtor shall assign or transfer its rights hereunder without the prior written consent of the Secured Party.

5.6 Counterparts; Headings. This Agreement may be authenticated in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may authenticate this Agreement by signing any such counterpart. This Agreement may be authenticated by manual signature, facsimile or, if approved in writing by Secured Party, electronic means, all of which shall be equally valid. The headings in this Agreement are for convenience of reference only and shall not alter or otherwise affect the meaning hereof.

5.7 Severability. If any provision hereof is invalid and unenforceable in any jurisdiction, then, to the fullest extent permitted by law, (a) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of the Secured Party and its Representative in order to carry out the intentions of the parties hereto as nearly as may be possible and (b) the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.

5.8 Other Loan Documents. This Agreement supplements the other Loan Documents and nothing in this Agreement shall be deemed to limit or supersede the rights granted to Agent or the Secured Party or the Lenders or their agent in any other Loan Document. In the event of any conflict between this Agreement and the Credit Agreement, the provisions of the Credit Agreement shall govern.

Panther Security Agreement

5.9 SUBMISSION TO JURISDICTION; WAIVER OF VENUE. (A) EACH DEBTOR HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR ILLINOIS STATE COURT SITTING IN CHICAGO, ILLINOIS IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT AND EACH DEBTOR HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. NOTHING HEREIN SHALL LIMIT THE RIGHT OF SECURED PARTY TO BRING PROCEEDINGS AGAINST ANY DEBTOR IN THE COURTS OF ANY OTHER JURISDICTION. ANY JUDICIAL PROCEEDING BY DEBTOR AGAINST SECURED PARTY OR ANY LENDER OR ANY AFFILIATE THEREOF INVOLVING DIRECTLY OR INDIRECTLY ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO OR CONNECTION WITH THIS AGREEMENT SHALL BE BROUGHT ONLY IN A COURT IN CHICAGO, ILLINOIS.

(B) EACH DEBTOR HEREBY AGREES THAT SERVICE OF PROCESS UPON IT BY MAIL SHALL CONSTITUTE SUFFICIENT NOTICE. NOTHING HEREIN SHALL AFFECT THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

5.10 WAIVER OF RIGHT TO TRIAL BY JURY. EACH DEBTOR AND SECURED PARTY EACH WAIVE THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY, IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY OR PARTIES, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE. EACH DEBTOR AND SECURED PARTY EACH AGREE THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, THE PARTIES FURTHER AGREE THAT THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS AGREEMENT OR ANY PROVISION HEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS.

Panther Security Agreement

5.11 Joint and Several. The obligations, covenants and agreements of the Debtors hereunder shall be the joint and several obligations, covenants and agreements of each Debtor, whether or not specifically stated herein.

[Remainder of page intentionally left blank; signature page follows]

Panther Security Agreement

IN WITNESS WHEREOF, the parties hereto have caused this Security Agreement to be duly executed and delivered as of the day and year first above written.

DEBTORS:

PTHR HOLDINGS, INC., a Delaware corporation

By:	/s/ Timothy Mayhew
Title:	President

PANTHER ACQUISITION, INC., an Ohio corporation

By:	/s/ Timothy Mayhew
Title:	President

PANTHER II TRANSPORTATION, INC., an Ohio corporation

By:
Title:

PANTHER II, INC., an Ohio corporation f/k/a/ Sokolowski, Inc.

By:
Title:

IN WITNESS WHEREOF, the parties hereto have caused this Security Agreement to be duly executed and delivered as of the day and year first above written.

DEBTORS:

PTHR HOLDINGS, INC., a Delaware corporation

By:
Title:

PANTHER ACQUISITION, INC., an Ohio corporation

By:
Title:

PANTHER II TRANSPORTATION, INC., an Ohio corporation

By:	[ILLEGIBLE]
Title:	President

PANTHER II, INC., an Ohio corporation f/k/a/ Sokolowski, Inc.

By:	[ILLEGIBLE]
Title:	President

SECURED PARTY:

ANTARES CAPITAL CORPORATION, as Agent for the benefit of Agent and Lenders

By:	/s/ Daniel B. Glickman
Name:	Daniel B. Glickman
Title:	Director

Panther Security Agreement

SCHEDULE I

TO

SECURITY AGREEMENT

UCC Financing Statements; Location of Equipment, Inventory, Goods and Books and

Records; Goods in Possession of Consignees, Bailees, Warehousemen, Agents and

Processors; Debtors’ Legal Names; State of Incorporation; Organizational Identification

Number; Chief Executive Office.

I. DEBTOR: PTHR HOLDINGS, INC.

1	Legal Name of Debtor:	PTHR Holdings, Inc.

2	State of Incorporation:	Delaware

3	Organizational Identification Number:	3966312

4	Chief Executive Office:	c/o Fenway Partners, Inc. 152 W. 57th Street New York, NY 10019

5	Location of Books and Records:	c/o Fenway Partners, Inc. 152 W. 57th Street New York, NY 10019

6	Locations of Equipment, Inventory and Goods:	c/o Fenway Partners, Inc. 152 W. 57th Street New York, NY 10019

7	Locations of Goods in Possession of Consignees, Bailees, Warehousemen, Agents and Processors (including names of such consignees, bailees, etc.):	c/o Fenway Partners, Inc. 152 W. 57th Street New York, NY 10019

8	Jurisdictions For UCC Filings:	Delaware

II. DEBTOR: PANTHER ACQUISITION, INC.

1	Legal Name of Debtor:	Panther Acquisition, Inc.

2	State of Incorporation:	Ohio

3	Organizational Identification Number:	1540337

4	Chief Executive Office:	c/o Fenway Partners, Inc. 152 W. 57th Street New York, NY 10019

5	Location of Books and Records:	c/o Fenway Partners, Inc. 152 W. 57th Street New York, NY 10019

6	Locations of Equipment, Inventory and Goods:	c/o Fenway Partners, Inc. 152 W. 57th Street New York, NY 10019

7	Locations of Goods in Possession of Consignees, Bailees, Warehousemen, Agents and Processors (including names of such consignees, bailees, etc.):	c/o Fenway Partners, Inc. 152 W. 57th Street New York, NY 10019

8	Jurisdictions For UCC Filings:	Ohio

III. DEBTOR: PANTHER II TRANSPORTATION, INC.

1	Legal Name of Debtor:	Panther II Transportation, Inc.

2	State of Incorporation:	Ohio

3	Organizational Identification Number:	819093

4	Chief Executive Office:	4940 Panther Parkway Seville, Ohio 44273

5	Location of Books and Records:	4940 Panther Parkway Seville, Ohio 44273

6	Locations of Equipment, Inventory and Goods:	4940 Panther Parkway Seville, Ohio 44273

4920 Panther Parkway Seville, Ohio 44273

3727 Rose Lake Drive Suite 103 Charlotte, NC 28217

750 North Orleans St., Suite 407 and Suite 505 Chicago, Illinois 60610

1197 Farnsworth Street, Suite C Waterville, OH 43566

7	Locations of Goods in Possession of Consignees, Bailees, Warehousemen, Agents and Processors (including names of such consignees, bailees, etc.):	None

8	Jurisdictions For UCC Filings:	Ohio

IV. DEBTOR: PANTHER II, INC.

1	Legal Name of Debtor:	Panther II, Inc.

2	State of Incorporation:	Ohio

3	Organizational Identification Number:	855194

4	Chief Executive Office:	4940 Panther Parkway Seville, Ohio 44273

5	Location of Books and Records:	4940 Panther Parkway Seville, Ohio 44273

6	Locations of Equipment, Inventory and Goods:	4940 Panther Parkway Seville, Ohio 44273

4920 Panther Parkway Seville, Ohio 44273

3727 Rose Lake Drive Suite 103 Charlotte, NC 28217

750 North Orleans St., Suite 407 and Suite 505 Chicago, Illinois 60610

1197 Farnsworth Street, Suite C Waterville, OH 43566

7	Locations of Goods in Possession of Consignees, Bailees, Warehousemen, Agents and Processors (including names of such consignees, bailees, etc.):	None

8	Jurisdictions For UCC Filings:	Ohio

SCHEDULE II

TO

SECURITY AGREEMENT

Tradenames and Fictitious Names

(Present and Past Five Years)

1	PTHR HOLDINGS, INC.:	None

2	PANTHER ACQUISITION, INC.:	None

3	PANTHER II TRANSPORTATION, INC.:	None

4	PANTHER II, INC.:	None

SCHEDULE III

TO

SECURITY AGREEMENT

U.S. Copyright Registrations; Foreign Copyright Registrations; U.S. Copyright

Applications; Foreign Copyright Applications; Copyright Licenses

U.S. Copyright Registrations

HOLDER	MARK	REGISTRATION NUMBER	REGISTRATION DATE

Foreign Copyright Registrations

HOLDER	MARK	COUNTRY	REGISTRATION NUMBER	REGISTRATION DATE

U.S. Copyright Applications

HOLDER	MARK	APPLICATION NUMBER	APPLICATION DATE

Foreign Copyright Applications

HOLDER	MARK	COUNTRY	APPLICATION NUMBER	APPLICATION DATE

Copyright Licenses

LICENSED MARKS	NAME OF AGREEMENT	PARTIES	DATE OF AGREEMENT

SCHEDULE IV

TO

SECURITY AGREEMENT

U.S. Patent Registrations; Foreign Patent Registrations; U.S. Patent Applications;

Foreign Patent Applications; Patent Licenses

U.S. Patent Registrations

HOLDER	PATENT	REGISTRATION NUMBER	REGISTRATION DATE

Foreign Patent Registrations

HOLDER	PATENT	COUNTRY	REGISTRATION NUMBER	REGISTRATION DATE

U.S. Patent Applications

HOLDER	PATENT	APPLICATION NUMBER	APPLICATION DATE

Foreign Patent Applications

HOLDER	PATENT	COUNTRY	APPLICATION NUMBER	APPLICATION DATE

Patent Licenses

LICENSED PATENTS	NAME OF AGREEMENT	PARTIES	DATE OF AGREEMENT

SCHEDULE V

TO

SECURITY AGREEMENT

U.S. Trademark Registrations; Foreign Trademark Registrations; U.S. Trademark

Applications; Foreign Trademark Applications; Trademark Licenses

U.S. Trademark Registrations

HOLDER	MARK	REGISTRATION NUMBER	REGISTRATION DATE
Panther II Transportation, Inc.	Panther II Transportation	2,338,784	4/4/2000

Panther II Transportation, Inc.	Panther II Transportation & Design	2,415,329	12/26/2000

Foreign Trademark Registrations

HOLDER	MARK	COUNTRY	REGISTRATION NUMBER	REGISTRATION DATE

U.S. Trademark Applications

HOLDER	MARK	APPLICATION NUMBER	APPLICATION DATE

Foreign Trademark Applications

HOLDER	MARK	COUNTRY	APPLICATION NUMBER	APPLICATION DATE

Trademark Licenses

LICENSED MARKS	NAME OF AGREEMENT	PARTIES	DATE OF AGREEMENT

SCHEDULE VI

TO

SECURITY AGREEMENT

Depository Accounts and Other Accounts

Name of Account Holder	Bank	Type of Account (with general description)	Account Number
Panther II Transportation, Inc.	National City Bank	XXXXXXXXX	Commercial Checking Account
Panther II Transportation, Inc.	National City Bank	XXXXXXXXX	Commercial Checking Account
Panther II Transportation, Inc.	National City Bank	XXXXXXXXX	Automated Funds Account
Panther II Transportation, Inc.	National City Bank	XXXXXXXXX	Controlled Disbursement account
PTHR Holdings, Inc.	JP Morgan Chase	XXXXXXXXX	Commercial Checking Account
Panther Acquisition, Inc.	JP Morgan Chase	XXXXXXXXX	Commercial Checking Account

SCHEDULE VII

TO

SECURITY AGREEMENT

Commercial Tort Claims

None

EXHIBIT A

Form of Joinder

Joinder to Security Agreement

The undersigned,                                  , hereby joins in the execution of that certain Security Agreement dated as of June 10, 2005 (the “Security Agreement” ) and among PTHR HOLDINGS, INC., a Delaware corporation, PANTHER ACQUISITION, INC., an Ohio corporation, PANTHER TRANSPORTATION II, INC., an Ohio corporation, PANTHER, INC., an Ohio corporation f/k/a/ Sokolowski, Inc., and each other Person that becomes a Debtor thereunder after the date and pursuant to the terms thereof, to and in favor of Antares Capital Corporation, as Agent for the Lenders. By executing this Joinder, the undersigned hereby agrees that it is a Debtor thereunder and agrees to be bound by all of the terms and provisions of the Security Agreement.

The undersigned represents and warrants to Secured Party that:

(a) all of the Equipment, Inventory and Goods owned by such Debtor is located at the places as specified on Schedule I attached hereto;

(b) except as disclosed on Schedule I, none of such Collateral is in the possession of any bailee, warehousemen, processor or consignee;

(c) the chief place of business, chief executive office and the office where such Debtor keeps its books and records are located at the place specified on Schedule I

(d) such Debtor (including any Person acquired by such Debtor) does not do business or has not done business during the past five years under any tradename or fictitious business name, except as disclosed on Schedule II;

(e) all Copyrights, Patents and Trademarks owned by the undersigned are listed in Schedules III, IV and V, respectively;

(f) all Deposit Accounts maintained by such Debtor are described on Schedule VI hereto, which description includes for each such account the name, address and telephone and telecopy numbers of the financial institution at which such account is maintained, the account number and the account officer, if any, of such account; and

(g) such Debtor does not own any Commercial Tort Claim.

, a corporation

By:
Title:
Its:

Panther Security Agreement

UNITED SRARES DEPARTMENT OF COMMERCE Patent and Trademark Office ASSISTANT SECRETARY AND COMMISSIONER OF PATENTS AND TRADEMARKS Washington, D.C. 20231

JUNE 13, 2005

	PTAS	*900026352A*

PENELOPE S. JOHNSON

525 W. MONROE STREET

C/O KATTEN MUCHIN ROSENMAN LLP

CHICAGO, IL 60661

UNITED STATES PATENT AND TRADEMARK OFFICE

NOTICE OF RECORDATION OF ASSIGNMENT DOCUMENT

THE ENCLOSED DOCUMENT HAS BEEN RECORDED BY THE ASSIGNMENT DIVISION OF THE U.S. PATENT AND TRADEMARK OFFICE. A COMPLETE MICROFILM COPY IS AVAILABLE AT THE ASSIGNMENT SEARCH ROOM ON THE REEL AND FRAME NUMBER REFERENCED BELOW.

PLEASE REVIEW ALL INFORMATION CONTAINED ON THIS NOTICE. THE INFORMATION CONTAINED ON THIS RECORDATION NOTICE REFLECTS THE DATA PRESENT IN THE PATENT AND TRADEMARK ASSIGNMENT SYSTEM. IF YOU SHOULD FIND ANY ERRORS OR HAVE QUESTIONS CONCERNING THIS NOTICE, YOU MAY CONTACT THE EMPLOYEE WHOSE NAME APPEARS ON THIS NOTICE AT 703-308-9723. PLEASE SEND REQUEST FOR CORRECTION TO: U.S. PATENT AND TRADEMARK OFFICE, MAIL STOP: ASSIGNMENT SERVICES DIVISION, P.O. BOX 1450, ALEXANDRIA, VA 22313.

RECORDATION DATE: 06/10/2005	REEL/FRAME: 003102/0231 NUMBER OF PAGES: 8

BRIEF: SECURITY INTEREST

ASSIGNOR:

PANTHER II TRANSPORTATION, INC.	DOC DATE: 06/10/2005 CITIZENSHIP: OHIO ENTITY: CORPORATION

ASSIGNEE:

ANTARES CAPITAL CORPORATION, AS AGENT 311 SOUTH WACKER DRIVE SUITE 4400 CHICAGO, ILLINOIS 60606	CITIZENSHIP: DELAWARE ENTITY: CORPORATION

APPLICATION NUMBER: 75748154 REGISTRATION NUMBER: 2338784	FILING DATE: 07/12/1999 ISSUE DATE : 04/04/2000

MARK: PANTHER II TRANSPORTATION
DRAWING TYPE: WORDS, LETTERS, OR NUMBERS IN TYPED FORM

APPLICATION NUMBER: 75727657	FILING DATE: 06/14/1999
REGISTRATION NUMBER: 2415329	ISSUE DATE: 12/26/2000

MARK: PANTHER II TRANSPORTATION IN DRAWING TYPE: WORDS, LETTERS, OR NUMBERS AND DESIGN

LAZENA MARTIN, EXAMINER ASSIGNMENT DIVISION OFFICE OF PUBLIC RECORDS

TRADEMARK ASSIGNMENT

Electronic Version v1.1 Stylesheet Version v1.1	06/10/2005 900026352

SUBMISSION TYPE:	NEW ASSIGNMENT

NATURE OF CONVEYANCE:	SECURITY INTEREST

CONVEYING PARTY DATA

Name	Formerly	Execution Date	Entity Type
Panther II Transportation, Inc.		06/10/2005	CORPORATION: OHIO

RECEIVING PARTY DATA

Name:	Antares Capital Corporation, as Agent

Street Address:	311 South Wacker Drive

Internal Address:	Suite 4400

City:	Chicago

State/Country:	ILLINOIS

Postal Code:	60606

Entity Type:	CORPORATION: DELAWARE

PROPERTY NUMBERS Total: 2

Property Type	Number	Word Mark
Registration Number:	2338784	PANTHER II TRANSPORTATION
Registration Number.	2415329	PANTHER II TRANSPORTATION INC.

CH $65,00    2338784

CORRESPONDENCE DATA

Fax Number:	(312)577-4752
Correspondence will be sent via US Mail when the fax attempt is unsuccessful.
Email:	penelope.johnson@kattenlaw.com
Correspondent Name:	Penelope S. Johnson
Address Line 1:	525 W. Monroe Street
Address Line 2:	c/o Katten Muchin Rosenman LLP
Address Line 4:	Chicago, ILLINOIS 60661

NAME OF SUBMITTER:	Penelope S. Johnson

Signature:	/Penelope S. Johnson/

Date:	06/10/2005

EXECUTION VERSION

TRADEMARK SECURITY AGREEMENT

WHEREAS, PANTHER II TRANSPORTATION, INC., an Ohio corporation (“Grantor”), owns the Trademarks, Trademark registrations, and Trademark applications listed on Schedule 1 annexed hereto, and is a party to the Trademark licenses listed on Schedule 1 annexed hereto; and

WHEREAS, Grantor, as Borrower, has entered into a Credit Agreement dated as of June 10, 2005 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), with Antares Capital Corporation, as agent (“Agent”) for the benefit of all financial institutions that from time to time become lenders under the Credit Agreement (collectively, the “Lenders”), and as a Lender, providing for extensions of credit and other financial accommodations to be made to Borrower by Lenders; and

WHEREAS, pursuant to the terms of a Security Agreement dated as of even date herewith (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Security Agreement”), between Borrower and Agent (in such capacity, “Grantee”), Grantor has granted to Grantee for the benefit of Agent and Lenders a security interest in substantially all the assets of Grantor including all right, title and interest of Grantor in, to and under all now owned and hereafter acquired Trademarks (as defined in the Security Agreement), Trademark registrations, Trademark applications (other than intent-to-use applications) and Trademark licenses by Grantor, together with the goodwill of the business symbolized by Grantor’s Trademarks, and all proceeds thereof, to secure the payment of the “Liabilities” (as defined in the Security Agreement);

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantor does hereby grant to Grantee a continuing security interest in all of Grantor’s right, title and interest in, to and under the following (all of the following items or types of property being herein collectively referred to as the “Trademark Collateral”), whether presently existing or hereafter created or acquired:

(1) each Trademark, Trademark registration and Trademark application (other than any intent-to-use applications), including, without limitation, the Trademarks, Trademark registrations (together with any reissues, continuations or extensions thereof) and Trademark applications referred to in Schedule 1 annexed hereto, and all of the goodwill of the business connected with the use of, and symbolized by, each Trademark, Trademark registration and Trademark application;

(2) each Trademark license licensed by Grantor and all of the goodwill of the business connected with the use of, and symbolized by, each Trademark license licensed by Grantor; and

(3) all products and proceeds of the foregoing, including, without limitation, any claim by Grantor against third parties for past, present or future (a) infringement or dilution of any Trademark or Trademark registration including, without limitation, the Trademarks and Trademark registrations referred to in Schedule 1 annexed hereto, the Trademark registrations issued with respect to the Trademark applications referred in Schedule 1 and the Trademarks licensed by Grantor under any Trademark license, or (b) injury to the goodwill associated with any Trademark, Trademark registration or Trademark licensed by Grantor under any Trademark license.

This security interest is granted in conjunction with the security interests granted to Grantee pursuant to the Security Agreement and is not intended to increase the rights of Grantee or the obligations of Grantor beyond the rights and obligations contained in the Security Agreement. Grantor hereby acknowledges and affirms that the rights and remedies of Grantee with respect to the security interest in the Trademark Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

IN WITNESS WHEREOF, Grantor has caused this Trademark Security Agreement to be duly executed by its duly authorized officer on this 10 th day of June, 2005.

PANTHER II TRANSPORTATION, INC. , an Ohio corporation

By:
Name:
Its:

Acknowledged:

ANTARES CAPITAL CORPORATION, a Delaware corporation, as Agent

By:	/s/ Daniel B. Glickman
Name:	Daniel B. Glickman
Title:	Director

IN WITNESS WHEREOF, Grantor has caused this Trademark Security Agreement to be duly executed by its duly authorized officer on this 10 th day of June, 2005.

PANTHER II TRANSPORTATION, INC ., an Ohio corporation

By:	[ILLEGIBLE]
Name:	[ILLEGIBLE]
Title:	President

Acknowledged:

ANTARES CAPITAL CORPORATION, a Delaware corporation, as Agent

By:
Name:
Title:	Director

ACKNOWLEDGMENT

STATE OF OHIO )

                                         )ss.

COUNTY OF Medina

On the 9th day of June, 2005, before me personally appeared Daniel K. Sokolowski to me personally known or proved to me on the basis of satisfactory evidence to be the person described in and who executed the foregoing instrument, who being by me duly sworn, did depose and say that he is President of Panther II Transportation, Inc., an Ohio corporation described in and which executed the foregoing instrument; that the said instrument was signed on behalf of said corporation by order of its Board of Directors; and that he acknowledged said instrument to be the free act and deed of said corporation.

/s/ Jacqueline Laubenthal
Notary Public

{Seal}

My commission expires:

    RESIDENT SUMMIT COUNTY

NOTARY PUBLIC, STATE OF OHIO

MY COMMISSION EXPIRES 05-04-06

Schedule 1
to Trademark
Security Agreement

U.S. TRADEMARK REGISTRATIONS

MARK	REG NO.	DATE
Panther II Transportation	2,338,784	4/4/2000
Panther II Transportation & Design	2,415,329	12/26/2000

FOREIGN TRADEMARK REGISTRATIONS

U.S. TRADEMARK APPLICATIONS

FOREIGN TRADEMARK APPLICATIONS

TRADEMARK LICENSES

Name of Agreement	Parties	Date of Agreement

EXECUTION VERSION

HOLDINGS PLEDGE AGREEMENT

THIS HOLDINGS PLEDGE AGREEMENT (including all exhibits hereto, as the same may be amended, modified and/or restated from time to time, this “ Agreement ”), dated as of June 10, 2005, is by PTHR HOLDINGS, INC. , a Delaware corporation (“ Pledgor ”), and Antares Capital Corporation, a Delaware corporation as Agent for the benefit of itself and the “ Lenders ” (as such terms are hereinafter defined) (in such capacity, hereinafter referred to as the “ Pledgee ”).

W I T N E S S E T H:

WHEREAS, Pledgor (i) as of the date hereof, legally and beneficially owns all of the issued and outstanding capital stock of Panther Acquisition, Inc., an Ohio corporation (“Acquisition Co.”; Acquisition Co., together with its permitted successors and assigns, including Panther II Transportation, Inc., an Ohio corporation (“ Panther ”), after the consummation of the Closing Date Merger, is referred to herein as the “ Borrower ”), and (ii) shall, upon the consummation of the Closing Date Merger, legally and beneficially own all of the issued and outstanding capital stock of Panther;

WHEREAS, on the date hereof, Borrower has entered into that certain Credit Agreement of even date herewith (the same, as it may be amended, restated, modified or supplemented and in effect from time to time, being herein referred to as the “Credit Agreement” ) among Borrower, Pledgee, as agent and as a lender (together with all other “ Lenders ” thereunder as defined therein, the “ Lenders ”) and such other Lenders, providing for the Pledgee and the Lenders to make available to Borrower certain term and revolving credit facilities and certain other financial accommodations (collectively, the “ Loans ”) on the terms and conditions set forth therein (the Loans, together with all other “ Obligations ” as defined in the Credit Agreement, are collectively referred to herein as the “ Obligations ”); and

WHEREAS, Pledgor, as the direct owner of one hundred percent (100%) of Borrower, will derive substantial benefit and advantage from the loans and other financial accommodations to Borrower as set forth in the Credit Agreement, and it will be to Pledgor’s direct interest and economic benefit to assist Borrower in procuring said loans and other financial accommodations from the Pledgee and the Lenders; and

WHEREAS, to induce the Pledgee and the Lenders to enter into the Credit Agreement and make the Loans thereunder, in order to secure the payment and performance by Borrower of the Liabilities (as hereinafter defined) Pledgor has agreed (i) to guaranty the payment and performance in full of all Obligations of the Borrower pursuant to that certain Guaranty of even date herewith by Pledgor, certain of its Affiliates, and Pledgee, as Agent for the benefit of the Agent and the Lenders (as amended, restated, supplemented or otherwise modified and in effect from time to time, the “ Guaranty ”) and (ii) to pledge to Pledgee, for the benefit of the Pledgee and the Lenders, all of the capital stock of Borrower now or hereafter owned or acquired by Pledgor as security for the Liabilities;

NOW, THEREFORE, in consideration of the premises and in order to induce the Pledgee

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and the Lenders enter into the Credit Agreement and make the loans and other financial accommodations to Borrower under the Credit Agreement, Pledgor hereby agrees with Pledgee, for benefit of Pledgee and the Lenders, as follows:

Section 1. Defined Terms. Unless otherwise defined herein, all capitalized terms used herein shall have the respective meanings ascribed thereto in the Credit Agreement. Terms defined in the Uniform Commercial Code, as in effect in the State of New York from time to time (the “ UCC ”), which are not otherwise defined in this Agreement or in the Credit Agreement are used in this Agreement as defined in the UCC as in effect on the date hereof.

Section 2. Pledge. Pledgor hereby pledges, assigns, hypothecates, transfers, delivers and grants to Pledgee, for the benefit of the Pledgee and the Lenders, a first lien on and first security interest in (i) all of the capital stock of Acquisition Co. now owned or hereafter acquired by Pledgor (collectively, the “ Acquisition Pledged Shares ”), (ii) upon the consummation of the Closing Date Merger, all of the capital stock of Panther then owned or thereafter acquired by Pledgor (collectively, the “ Panther Pledged Shares ”; the Acquisition Pledged Shares and the Panther Pledged Shares are referred to herein collectively as the “ Pledged Shares ”), (iii) all other property hereafter delivered to, or in the possession or in the custody of, Pledgee in substitution for or in addition to the Pledged Shares, (iv) any other property of Pledgor, as described in Section 4 below or otherwise, now or hereafter delivered to, or in the possession or custody of Pledgor, and (v) all proceeds of the collateral described in the preceding clauses (i), (ii), (iii) and (iv) (the collateral described in clauses (i) through (v) of this Section 2 being collectively referred to as the “ Pledged Collateral ”), as collateral security for:

(a) the prompt and complete payment when due (whether at the stated maturity, by acceleration or otherwise) of all the Obligations; and

(b) the due and punctual payment and performance by Pledgor of its obligations, liabilities and Indebtedness under, arising out of or in connection with this Agreement, the Guaranty and any other Loan Documents to which Pledgor is a party;

(all of the foregoing being referred to hereinafter collectively as the “ Liabilities ”). All of the Pledged Shares now owned by Pledgor which are presently represented by stock certificates are listed on Exhibit A hereto, which stock certificates, with undated stock powers duly executed in blank by Pledgor and irrevocable proxies, are being delivered to Pledgee, for the benefit of Pledgee and the Lenders, simultaneously herewith. Pledgee, on behalf of the Lenders, shall maintain possession and custody of the certificates representing the Pledged Shares and any additional Pledged Collateral.

Section 3. Representations, Warranties and Covenants of Pledgor. Pledgor represents and warrants to Pledgee, and covenants with Pledgee, that:

(a) Pledgor is the record and beneficial owner of, and has legal title to, the Pledged Shares listed on Exhibit A , and such shares are and will remain and all other shares of stock constituting Pledged Collateral will be, free and clear of all pledges, liens, security interests and other encumbrances and restrictions whatsoever, except the liens and security interests created by this Agreement;

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(b) Pledgor has full power, authority and legal right to execute the pledge provided for herein and to pledge the Pledged Shares and any additional Pledged Collateral to Pledgee, for the benefit of the Pledgee and the Lenders;

(c) this Agreement has been duly authorized, executed and delivered by Pledgor and constitutes a legal, valid and binding obligation of Pledgor enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, moratorium, reorganization and other similar laws affecting the enforcement of creditors’ rights generally;

(d) there are no outstanding options, warrants or other agreements with respect to the Pledged Shares other than as set forth in that certain Stockholders Agreement of the Pledgor dated as of the date hereof;

(e) the Pledged Shares have been, and all additional Pledged Collateral constituting capital stock will be, duly and validly authorized and issued, and are or will be fully paid and non-assessable. The Pledged Shares listed on Exhibit A constitute all of the issued and outstanding capital stock of Borrower;

(f) no consent, approval or authorization of or designation or filing with any governmental authority on the part of Pledgor is required in connection with the pledge and security interest granted under this Agreement, or the exercise by Pledgee of the voting and other rights provided for in this Agreement;

(g) the execution, delivery and performance of this Agreement by Pledgor will not violate any provision of any applicable law or regulation or of any order, judgment, writ, award or decree of any court, arbitrator or governmental authority, domestic or foreign, or of the charter or by-laws of Pledgor or Borrower or of any securities issued by Borrower or of any mortgage, indenture, lease, contract, or other agreement, instrument or undertaking to which Pledgor or Borrower is a party or which purports to be binding upon Pledgor or Borrower or upon any of their respective assets, and will not result in the creation or imposition of any lien, charge or encumbrance on or security interest in any of the assets of Pledgor or Borrower except as contemplated by this Agreement; and

(h) the pledge, assignment and delivery to Pledgee of the Pledged Shares pursuant to this Agreement creates a valid first lien on and a first perfected security interest in the Pledged Shares and the proceeds thereof in favor of Pledgee, for the benefit of Pledgee and the Lenders, subject to no prior pledge, lien, mortgage, hypothecation, security interest, charge, option or encumbrance or to any agreement purporting to grant to any third party a security interest in the property or assets of Pledgor which would include the Pledged Shares. Pledgor covenants and agrees that it will defend Pledgee’s right, title and security interest in and to the Pledged Shares and the proceeds thereof against the claims and demands of all persons whomsoever.

Section 4. Stock Dividends, Distributions, etc. If, while this Agreement is in effect, Pledgor shall become entitled to receive or shall receive any stock certificate (including, without limitation, any certificate representing a stock dividend or a stock distribution in connection with any reclassification, increase or reduction of capital, or issued in connection with any

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reorganization, merger or consolidation), or any options or rights, whether as an addition to, in substitution for, or in exchange for any of the Pledged Shares, or otherwise, Pledgor agrees to accept the same as Pledgee’s agent and to hold the same in trust for Pledgee, and to deliver the same forthwith to Pledgee in the exact form received, with the endorsement of Pledgor when necessary and/or appropriate undated stock powers duly executed in blank, to be held by Pledgee, for the benefit of Pledgee and the Lenders, subject to the terms hereof, as additional Pledged Collateral. In case any distribution of capital shall be made on or in respect of the Pledged Shares or any property shall be distributed upon or with respect to the Pledged Shares pursuant to the recapitalization or reclassification of the capital of the issuer thereof or pursuant to the reorganization thereof, the property so distributed shall be delivered to Pledgee to be held by it as additional Pledged Collateral. Except as provided in subsection 5(a)(ii) below, all sums of money and property so paid or distributed in respect of the Pledged Shares which are received by Pledgor shall, until paid or delivered to Pledgee, be held by Pledgor in trust as additional Pledged Collateral.

Section 5. Administration of Security. The following provisions shall govern the administration of the Pledged Shares:

(a) So long as no Event of Default has occurred and is continuing, Pledgor shall be entitled (subject to the other provisions hereof, including, without limitation, Section 8 below):

(i) to vote or consent with respect to the Pledged Shares in any manner not inconsistent with this Agreement, the Credit Agreement and the other “Loan Documents” referred to therein; and

(ii) to receive cash dividends or other distributions in the ordinary course made in respect of the Pledged Shares, to the extent permitted to be paid pursuant to the Credit Agreement.

Pledgor hereby grants to Pledgee or its nominee, on behalf of Pledgee and Lenders, an irrevocable proxy to exercise all voting and corporate rights relating to the Pledged Shares in any instance, including, without limitation, to approve any merger involving any Subsidiary as a constituent corporation, which proxy shall only be exercisable immediately upon the occurrence and during the continuance of an Event of Default. After the occurrence and during the continuance of an Event of Default and upon the request of Pledgee, Pledgor agrees to deliver to Pledgee, on behalf of Pledgee and Lenders, such further evidence of such irrevocable proxy or such further irrevocable proxies to vote the Pledged Shares as Pledgee may reasonably request.

(b) Upon the occurrence and during the continuance of an Event of Default, in the event that Pledgor, as record and beneficial owner of the Pledged Shares, shall have received or shall have become entitled to receive, any cash dividends or other distributions in the ordinary course, Pledgor shall deliver to Pledgee, for the benefit of Pledgee and the Lenders, and Pledgee, for its own benefit and the benefit of the Lenders, shall be entitled to receive and retain, all such cash or other distributions as additional Pledged Collateral.

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(c) Subject to any sale or other disposition by Pledgee, on behalf of the Pledgee and Lenders, of the Pledged Shares or other property pursuant to this Agreement, the Pledged Shares and any other Pledged Collateral shall be delivered to Pledgor upon full payment in cash, satisfaction and termination of all of the Liabilities and the termination of the lien and security interest hereby granted pursuant to Section 14 hereof.

Section 6. Rights of Pledgee. Neither Pledgee nor any of the Lenders shall be liable for failure to collect or realize upon the Obligations or any collateral security or guaranty therefor, or any part thereof, or for any delay in so doing, nor shall Pledgee or any of the Lenders be under any obligation to take any action whatsoever with regard thereto. Any or all of the Pledged Shares held by Pledgee hereunder may, if an Event of Default has occurred and is continuing, be registered in the name of Pledgee or its nominee and Pledgee or its nominee may thereafter without notice exercise all voting and corporate rights at any meeting with respect to Borrower and exercise any and all rights of conversion, exchange, subscription or any other rights, privileges or options pertaining to any of the Pledged Shares as if it were the absolute owner thereof, including, without limitation, the right to vote in favor of, and to exchange at its discretion any and all of the Pledged Shares upon, the merger, consolidation, reorganization, recapitalization or other readjustment with respect to Borrower or upon the exercise by Pledgor or Pledgee of any right, privilege or option pertaining to any of the Pledged Shares, and in connection therewith, to deposit and deliver any and all of the Pledged Shares with any committee, depository, transfer agent, registrar or other designated agency upon such terms and conditions as Pledgee may determine, all without liability except to account for property actually received by Pledgee, but Pledgee shall have no duty to exercise any of the aforesaid rights, privileges or options and shall not be responsible for any failure to do so or delay in so doing.

Section 7. Remedies. Upon the occurrence and during the continuance of an Event of Default, Pledgee, without demand of performance or other demand, advertisement or notice of any kind (except the notice specified below of time and place of public or private sale) to or upon Pledgor or any other person (all and each of which demands, advertisements and/or notices are hereby expressly waived), may forthwith collect, receive, appropriate and realize upon the Pledged Collateral, or any part thereof, and/or may forthwith sell, assign, give an option or options to purchase, contract to sell or otherwise dispose of (including the disposition by merger) and deliver said Pledged Collateral, or any part thereof, in one or more portions at public or private sale or sales or transactions, at any exchange, broker’s board or at any of Pledgee’s offices or elsewhere upon such terms and conditions as Pledgee may deem advisable and at such prices as it may deem best, for any combination of cash and/or securities or other property or on credit or for future delivery without assumption of any credit risk, with the right to Pledgee upon any such sale or sales, public or private, to purchase the whole or any part of said Pledged Collateral so sold, free of any right or equity of redemption in Pledgor, which right or equity is hereby expressly waived or released. Pledgee, for its own benefit and the benefit of the Lenders, shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization, sale or disposition, after deducting all reasonable costs and expenses of every kind incurred therein or incidental to the safekeeping of any and all of the Pledged Collateral or in any way relating to the rights of Pledgee or any of the Lenders hereunder, including reasonable attorneys’ fees and legal expenses, to the payment, in whole or in part, of the Liabilities in accordance with the Credit Agreement. Only after so paying over such net proceeds and after the payment by Pledgee of any other amount required by any provision of law, including, without limitation, Section 9-615 of the UCC, need Pledgee, on behalf of the Lenders, account for the surplus, if

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any, to Pledgor. Pledgor shall remain liable for any deficiency remaining unpaid after such application. Pledgor agrees that Pledgee need not give more than ten (10) days’ notice of the time and place of any public sale or of the time after which a private sale or other intended disposition is to take place and that such notice is reasonable notification of such matters. No notification need be given to Pledgor if Pledgor has signed after the occurrence and during the continuance of an Event of Default a statement renouncing or modifying any right to notification of sale or other intended disposition. In addition to the rights and remedies granted to Pledgee for the benefit of the Lenders in this Agreement and in any other instrument or agreement securing, evidencing or relating to any of the Liabilities, Pledgee and the Lenders shall have all the rights and remedies of a secured party under the UCC and under any other applicable law.

Section 8. No Disposition, etc. Without the prior written consent of Pledgee, Pledgor agrees that Pledgor will not sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Pledged Shares or any other Pledged Collateral, nor will Pledgor create, incur or permit to exist any pledge, lien, mortgage, hypothecation, security interest, charge, option or any other encumbrance with respect to any of the Pledged Shares, any other Pledged Collateral or any interest therein, or any proceeds thereof, except for the lien and security interest provided for by this Agreement. Without the prior written consent of Pledgee (which consent shall not be unreasonably withheld so long as no Event of Default has occurred and is continuing or would result therefrom), Pledgor agrees that it will not vote to enable, and will not otherwise permit, Borrower to (a) issue any stock or other securities of any nature in addition to or in exchange or substitution for the Pledged Shares or (b) dissolve, liquidate, retire any of its capital stock, reduce its capital or merge or consolidate with any other Person.

Section 9. Sale of Pledged Shares.

(a) Pledgor recognizes that Pledgee, for its own benefit and on behalf of Lenders, may be unable to effect a public sale or disposition (including, without limitation, any disposition in connection with a merger of Borrower) of any or all the Pledged Collateral by reason of certain prohibitions contained in the Securities Act of 1933, as amended (the “Act”), and applicable state securities laws, but may be compelled to resort to one or more private sales or dispositions thereof to a restricted group of purchasers who will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. Pledgor acknowledges and agrees that any such private sale or disposition may result in prices and other terms (including the terms of any securities or other property received in connection therewith) less favorable to the seller than if such sale or disposition were a public sale or disposition and, notwithstanding such circumstances, agrees that any such private sale or disposition shall be deemed to be reasonable and affected in a commercially reasonable manner. Pledgee shall be under no obligation to delay a sale or disposition of any of the Pledged Collateral in order to permit Pledgor or Borrower to register such securities for public sale Under the Act, or under applicable state securities laws, even if Pledgor or Borrower would agree to do so.

(b) Pledgor further agrees to do or cause to be done all such other acts and things as may be necessary to make such sale or sales or dispositions of any portion or all of the Pledged Collateral valid and binding and in compliance with any and all applicable laws, regulations, orders, writs, injunctions, decrees or awards of any and all courts, arbitrators or governmental instrumentalities, domestic or foreign, having jurisdiction over any such sale or sales or

6

dispositions, all at Pledgor’s expense. Pledgor further agrees that a breach of any of the covenants contained in Sections 2, 4, 5(b), 8, 9 or 10 hereof will cause irreparable injury to Pledgee and the Lenders, that Pledgee and the Lenders have no adequate remedy at law in respect of such breach and, as a consequence, agrees, without limiting the right of Pledgee to seek and obtain specific performance of other obligations of Pledgor contained in this Agreement, that each and every covenant referenced above shall be specifically enforceable against Pledgor, and Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred and is continuing.

(c) Pledgor further agrees to indemnify and hold harmless Pledgee and the Lenders, each of their respective successors and assigns, officers, directors, employees, agents and attorneys, and any Person in control of any thereof, from and against any loss, liability, claim, damage and expense, including, without limitation, reasonable counsel fees (collectively called the “Indemnified Liabilities”), under federal and state securities laws or otherwise insofar as such loss, liability, claim, damage or expense:

(i) arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in any registration statement, prospectus or offering memorandum or in any preliminary prospectus or preliminary offering memorandum or in any amendment or supplement to any of the foregoing or in any other writing prepared in connection with the offer, sale or resale of all or any portion of the Pledged Collateral unless such untrue statement of material fact was provided by Pledgee specifically for inclusion therein; or

(ii) arises out of or is based upon any omission or alleged omission to state therein a material fact required to be stated or necessary to make the statements therein not misleading;

such indemnification to remain operative regardless of any investigation made by or on behalf of Pledgee or any successor thereof, or any Person in control of any thereof. In connection with a public sale or other distribution, Pledgor will provide customary indemnification to any underwriters, their respective successors and assigns, their respective officers and directors and each Person who controls any such underwriter (within the meaning of the Act). If and to the extent that the foregoing undertakings in this Section 9(c) may be unenforceable for any reason, Pledgor agrees to make maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law. The obligations of Pledgor under this Section 9(c) shall survive any termination of this Agreement.

(d) Pledgor further agrees to waive any and all rights of subrogation it may have against Borrower upon the sale or sales or dispositions of any portion or all of the Pledged Collateral by Pledgee.

Section 10. Further Assurances. Pledgor agrees that at any time and from time to time, upon the written request of Pledgee, Pledgor will execute and deliver all stock powers, financing statements and such further documents and do such further acts and things as Pledgee may reasonably request consistent with the provisions hereof in order to effect the purposes of this Agreement.

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Section 11. Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

Section 12. No Waiver: Cumulative Remedies. Neither Pledgee nor any of the Lenders shall not by any act, delay, omission or otherwise be deemed to have waived any of its remedies hereunder, and no waiver by Pledgee or any Lender shall be valid unless in writing and signed by Pledgee or such Lender and then only to the extent therein set forth. A waiver by Pledgee, or any Lender, of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which Pledgee, or such Lender, would otherwise have on any further occasion. No course of dealing between Pledgor and Pledgee or any Lender and no failure to exercise, nor any delay in exercising on the part of Pledgee or any Lender of any right, power or privilege hereunder or under the Loan Documents shall impair such right or remedy or operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights or remedies provided by law.

Section 13. Successors. This Agreement and all obligations of Pledgor hereunder shall be binding upon the successors and assigns of Pledgor, and shall, together with the rights and remedies of Pledgee and the Lenders hereunder, inure to the benefit of Pledgee and the Lenders and their successors and assigns, except that Pledgor shall not have any right to assign its obligations under this Agreement or any interest herein without the prior written consent of Pledgee.

Section 14. Termination. This Agreement and the liens and security interests granted hereunder shall terminate upon indefeasible full and complete performance and satisfaction of the Liabilities (other than contingent indemnification obligations), and promptly upon such full and complete performance and satisfaction, Pledgee shall surrender the certificates evidencing the Pledged Shares to Pledgor.

Section 15. Possession of Pledged Collateral. Beyond the exercise of reasonable care to assure the safe custody of the Pledged Collateral in the physical possession of Pledgee pursuant hereto, neither Pledgee nor any nominee of Pledgee shall have any duty or liability to collect any sums due in respect thereof or to protect, preserve or exercise any rights pertaining thereto, and shall be relieved of all responsibility for the Pledged Collateral upon surrendering them to Pledgor.

Section 16. Survival of Representations. All representations and warranties of Pledgor contained in this Agreement shall survive the execution and delivery of this Agreement.

Section 17. Taxes and Expenses. To the extent not paid by Borrower, Pledgor will upon demand pay to Pledgee all reasonable expenses, including the reasonable fees and expenses of counsel for Pledgee and of any experts and agents that Pledgee may incur in connection with:

(a) the administration of this Agreement;

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(b) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Pledged Collateral;

(c) the exercise or enforcement of any of the rights of Pledgee hereunder; or

(d) the failure of Pledgor to perform or observe any of the provisions hereof.

Section 18. Pledgee Appointed Attorney-In-Fact. Pledgor hereby irrevocably appoints Pledgee as Pledgor’s attorney-in-fact, effective upon the occurrence and during the continuance of an Event of Default, with full authority in the place and stead of Pledgor and in the name of Pledgor or otherwise, from time to time in Pledgee’s discretion, to take any action and to execute any instrument that Pledgee deems reasonably necessary or advisable to accomplish the purposes of this Agreement, including, without limitation, to receive, endorse and collect all instruments made payable to Pledgor representing any dividend, interest payment or other distribution in respect of the Pledged Collateral or any part thereof and to give full discharge for the same, when and to the extent permitted by this Agreement.

Section 19. Notices. All notices, approvals, requests, demands and other communications hereunder shall be in writing and delivered by hand or by nationally recognized overnight courier, or sent by first class mail or sent by telecopy (with such telecopy to be confirmed promptly in writing sent by first class mail), sent:

(a) if to Pledgor, to:	PTHR Holdings, Inc. c/o Fenway Partners, Inc. 152 W. 57th Street New York, NY 10029 Attn: Timothy P. Mayhew and Joseph Domonkos Facsimile No.: (212)581-1205

with a copy to:	Ropes and Gray One International Place Boston, Massachusetts 02110 Attention: Thomas B. Draper Telephone: (617) 951-7430 Telecopier: (617) 951-7050

(b) if to Pledgee, to:	Antares Capital Corporation 311 South Wacker Drive Chicago, IL 60606 Attn: Portfolio Manager - Panther Telephone: (312) 697-3999 Telecopier: (312) 697-3998

or to such other address or addresses or telecopy number or numbers as any party hereto may most recently have designated in writing to the other party by such notice. All such communications shall be deemed to have been given or made (i) if delivered in person, when delivered, (ii) if delivered by telecopy, on the date of transmission if transmitted on a Business Day before 4:00 p.m. Chicago time, otherwise on the next Business Day, (iii) if delivered by

9

overnight courier, one (1) Business Day after delivery to the courier properly addressed and (iv) if mailed, three (3) Business Days after deposited in the United States mail, certified or registered.

Section 20. CONSENT TO JURISDICTION AND SERVICE OF PROCESS.

(a) PLEDGOR HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR ILLINOIS STATE COURT SITTING IN CHICAGO IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT AND PLEDGOR HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. NOTHING HEREIN SHALL LIMIT THE RIGHT OF PLEDGEE TO BRING PROCEEDINGS AGAINST PLEDGOR IN THE COURTS OF ANY OTHER JURISDICTION. ANY JUDICIAL PROCEEDING BY PLEDGOR AGAINST PLEDGEE OR ANY LENDER OR ANY AFFILIATE THEREOF INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR IN CONNECTION WITH THIS AGREEMENT SHALL BE BROUGHT ONLY IN A COURT IN CHICAGO, ILLINOIS.

(b) PLEDGOR HEREBY AGREES THAT SERVICE UPON IT BY MAIL SHALL CONSTITUTE SUFFICIENT NOTICE. NOTHING HEREIN SHALL AFFECT THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT OF PLEDGEE TO BRING PROCEEDINGS AGAINST PLEDGOR IN THE COURTS OF ANY OTHER JURISDICTION FOR THE PURPOSES OF ENFORCING ITS LIENS AND SECURITY INTERESTS.

Section 21. WAIVER OF JURY TRIAL. PLEDGOR AND PLEDGEE HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY, IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST THE OTHER PARTY, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS OR OTHERWISE. PLEDGOR AND PLEDGEE EACH AGREE THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, THE PARTIES FURTHER AGREE THAT THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY AND ENFORCEABILITY OF THIS AGREEMENT OR ANY PROVISIONS HEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT.

Section 22. APPLICABLE LAW. THIS AGREEMENT SHALL BE GOVERNED

10

BY, AND BE CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE INTERNAL LAWS AND DECISIONS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAWS PROVISIONS.

Section 23. Changes in Writing. No amendment, modification, termination or waiver of any provision of this Agreement or consent to any departure by Pledgor thereof from, shall in any event be effective without the written agreement of Pledgee and Pledgor, and then only to the extent specifically set forth in such writing.

Section 24. Headings. Section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

Section 25. Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart.

Section 26. Entire Agreement. This Agreement embodies the entire agreement and understanding between Pledgor and Pledgee with respect to the subject matter hereof and supersedes all prior oral and written agreements and understandings between Pledgor and Pledgee relating to the subject matter hereof.

[Balance of page intentionally left blank; signature page follows.]

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IN WITNESS WHEREOF, the parties hereto have caused this Holdings Pledge Agreement to be duly executed and delivered as of the day and year first above written.

PLEDGOR:

PTHR HOLDINGS, INC., a Delaware corporation

By:	/s/ Timothy Mayhew
Name:	Timothy Mayhew
Title:	President

PLEDGEE:

ANTARES CAPITAL CORPORATION, a Delaware corporation, as Agent for the benefit of the Agent and the Lenders

By:
Name:
Title:	Director

Holdings Pledge Agreement

IN WITNESS WHEREOF, the parties hereto have caused this Holdings Pledge Agreement to be duly executed and delivered as of the day and year first above written.

PLEDGOR :

PTHR HOLDINGS, INC., a Delaware corporation

By:
Name:
Title:

PLEDGEE :

ANTARES CAPITAL CORPORATION, a Delaware corporation, as Agent for the benefit of the Agent and the Lenders

By:	/s/ Daniel B. Glickman
Name:	Daniel B. Glickman
Title:	Director

Holdings Pledge Agreement

ACKNOWLEDGMENT

Each of the undersigned hereby (a) acknowledges receipt of a copy of the foregoing Holdings Pledge Agreement, (b) waives any rights or requirement at any time hereafter to receive a copy of such Pledge Agreement in connection with the registration of any Pledged Shares or any other Pledged Collateral (as such terms are defined therein) in the name of Pledgee or its nominee or the exercise of voting rights by Pledgee, and (c) agrees promptly to note on its books and records the transfer of the security interest in the stock of the undersigned as provided in such Pledge Agreement, including the following legend:

PURSUANT TO THAT CERTAIN PLEDGE AGREEMENT DATED AS OF JUNE 10, 2005 (AS FROM TIME TO TIME AMENDED, RESTATED, SUPPLEMENTED OR OTHERWISE MODIFIED), PTHR HOLDINGS, INC., A DELAWARE CORPORATION, HAS UNDER THE CIRCUMSTANCES SPECIFIED IN SUCH HOLDINGS PLEDGE AGREEMENT EMPOWERED ANTARES CAPITAL CORPORATION, A DELAWARE CORPORATION, AS AGENT FOR CERTAIN LENDERS, TO VOTE THE SHARES REPRESENTED BY THIS CERTIFICATE PURSUANT TO SUCH PLEDGE AGREEMENT.

Dated: June 10, 2005	PANTHER ACQUISITION, INC., an Ohio corporation

	By:	/s/ Timothy Mayhew
	Its:	President

PANTHER II TRANSPORTATION, INC., an Ohio corporation

By:
Its:

Holdings Pledge Agreement

ACKNOWLEDGMENT

Each of the undersigned hereby (a) acknowledges receipt of a copy of the foregoing Holdings Pledge Agreement, (b) waives any rights or requirement at any time hereafter to receive a copy of such Pledge Agreement in connection with the registration of any Pledged Shares or any other Pledged Collateral (as such terms are defined therein) in the name of Pledgee or its nominee or the exercise of voting rights by Pledgee, and (c) agrees promptly to note on its books and records the transfer of the security interest in the stock of the undersigned as provided in such Pledge Agreement, including the following legend:

PURSUANT TO THAT CERTAIN PLEDGE AGREEMENT DATED AS OF JUNE 10, 2005 (AS FROM TIME TO TIME AMENDED, RESTATED, SUPPLEMENTED OR OTHERWISE MODIFIED), PTHR HOLDINGS, INC., A DELAWARE CORPORATION, HAS UNDER THE CIRCUMSTANCES SPECIFIED IN SUCH HOLDINGS PLEDGE AGREEMENT EMPOWERED ANTARES CAPITAL CORPORATION, A DELAWARE CORPORATION, AS AGENT FOR CERTAIN LENDERS, TO VOTE THE SHARES REPRESENTED BY THIS CERTIFICATE PURSUANT TO SUCH PLEDGE AGREEMENT.

Dated: June 10, 2005	PANTHER ACQUISITION, INC., an Ohio corporation

By:
Its:

PANTHER II TRANSPORTATION, INC., an Ohio corporation

	By:	[ILLEGIBLE]
	Its:	President

Holdings Pledge Agreement

Exhibit A

to Holdings Pledge Agreement

Issuer	Certificate No.	Date Issued	Number of Class Shares
Panther Acquisition, Inc.	1	May 9, 2005	100
Panther II Transportation, Inc.	23	June 10, 2005	1,010 shares of Class A Voting Stock
	24	June 10, 2005	9,090 shares of Class B Non-Voting Stock

Holdings Pledge Agreement

IRREVOCABLE PROXY COUPLED WITH INTEREST

The undersigned stockholder hereby irrevocably designates and appoints Antares Capital Corporation, as “ Agent ” (as defined in that certain Credit Agreement dated as of June 10, 2005 the “ Credit Agreement ”), to represent it at all annual and special meetings of the shareholders of Panther II Transportation, Inc., an Ohio corporation, and the undersigned hereby authorizes and empowers Antares Capital Corporation, as Agent, to vote any and all stock owned by the undersigned or standing in its name, and do all things which the undersigned might do if present and acting itself.

This proxy is an irrevocable proxy coupled with an interest. The undersigned recognizes that Antares Capital Corporation, as Agent, has an interest in said stock to secure certain obligations incurred by the undersigned to Lenders (as defined in the Credit Agreement) and, to the extent permitted by law, this proxy shall continue in full force and effect until the obligations are paid in full notwithstanding any time limitations set forth in the by-laws or other organizational documents of Panther Acquisition, Inc. or the general corporation law of the State of Ohio.

This proxy is issued pursuant to that certain Pledge Agreement dated as of even date herewith by and between the undersigned and Antares Capital Corporation, as Agent, and shall remain subject to the terms thereof and Antares Capital Corporation, as Agent, shall not exercise any right or privileges granted therein unless and until the occurrence of events set forth in Paragraphs 5 or 6 of such Pledge Agreement which authorizes the voting of the stock pursuant to this proxy.

Dated: June 10, 2005

PTHR HOLDINGS, INC., a Delaware corporation

By:	/s/ Timothy Mayhew
Name:	Timothy Mayhew
Its:	President

(IF AN ORIGINAL ISSUE, PLACE REVENUE STAMPS ON REVERSE SIDE OF THIS STUB)

CERTIFICATE NUMBER *1*

FOR *100* SHARES

DATED 5/9/2005

ISSUED TO PTHR Holdings, Inc.

FROM WHOM TRANSFERRED

DATED

NUMBER ORIGINAL CERTIFICATE

NUMBER ORIGINAL SHARES

NUMBER OF SHARES TRANSFERRED

RE-ISSUED IN CERTIFICATE NO.

RECEIVED CERTIFICATE NO.

FOR SHARES

DATED

NUMBER

SHARES

INCORPORATED UNDER THE LAWS OF THE STATE OF OHIO

PANTHER ACQUISITION, INC.

SEE REVERSE FOR CERTAIN DEFINITIONS

This Certifies that PTHR Holdings, Inc. is the owner of One Hundred and 00/100 (100) fully paid and non-assessable shares without par value of transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.

Witness the seal of the Corporation and the signatures of its duly authorized officers.

Dated May 9, 2005

Number -23-

Shares - 1,010 -

PANTHER II TRANSPORTATION, INC.

Class A Voting Stock, No Par Value

SEE REVERSE SIDE FOR RESTRICTIONS ON TRANSFER

This certifies that **PTHR Holdings, Inc.** is the owner of **One Thousand Ten (1,010)** shares, fully paid and nonassessable, of the Class A Voting Stock of PANTHER II TRANSPORTATION, INC., an Ohio corporation, transferable only on the books of the corporation by the holder hereof in person or by attorney upon surrender of this certificate properly endorsed.

IN WITNESS WHEREOF, PANTHER II TRANSPORTATION, INC. has caused this certificate to be signed by its duly authorized officers and its corporate seal to be hereto affixed this 10th day of June, 2005.

John Sliter
Secretary

Dan Sokolowski
Chief Executive Officer

[Seal]

© 1998 GOES 425 All Rights Reserved

STOCK POWER

FOR VALUE RECEIVED, the undersigned does hereby sell, assign and transfer to             , Federal Identification No.             ,              share(s) of the capital stock of PANTHER II TRANSPORTATION, INC., an Ohio corporation, represented by certificate no.             , standing in the name of the undersigned on the books of said corporation. The undersigned does hereby irrevocably constitute and appoint ANTARES CAPITAL CORPORATION attorney to transfer the shares of said corporation, with full power of substitution in the premises.

Dated:              ,     .

PTHR HOLDINGS, INC., a Delaware corporation

By:	/s/ Timothy Mayhew
Name:	Timothy Mayhew
Title:	President

Number
-24-

Shares
- 9,090 -

PANTHER II TRANSPORTATION, INC.

Class B Non-Voting Stock, No Par Value

SEE REVERSE SIDE FOR RESTRICTIONS ON TRANSFER

This certifies that **PTHR Holdings, Inc.** is the owner of **Nine Thousand Ninety (9,090)** shares, fully paid and nonassessable, of the Class B Non-Voting Stock of PANTHER II TRANSPORTATION, INC., an Ohio corporation, transferable only on the books of the corporation by the holder hereof in person or by attorney upon surrender of this certificate properly endorsed.

IN WITNESS WHEREOF, PANTHER II TRANSPORTATION, INC. has caused this certificate to be signed by its duly authorized officers and its corporate seal to be hereto affixed this 10th day of June, 2005.

John Sliter
Secretary

Dan Sokolowski
Chief Executive Officer

[Seal]

© 1998 GOES 2326 All Rights Reserved

STOCK POWER

FOR VALUE RECEIVED, the undersigned does hereby sell, assign and transfer to            , Federal Identification No.             ,             share(s) of the capital stock of PANTHER II TRANSPORTATION, INC., an Ohio corporation, represented by certificate no.             , standing in the name of the undersigned on the books of said corporation. The undersigned does hereby irrevocably constitute and appoint ANTARES CAPITAL CORPORATION attorney to transfer the shares of said corporation, with full power of substitution in the premises.

Dated:            ,     .

PTHR HOLDINGS, INC., a Delaware corporation

By:	/s/ Timothy Mayhew
Name:	Timothy Mayhew
Title:	President

EXECUTION VERSION

BORROWER PLEDGE AGREEMENT

THIS BORROWER PLEDGE AGREEMENT (including all exhibits hereto, as the same may be amended, modified and/or restated from time to time, this “Agreement”), dated as of June 10, 2005, is by PANTHER II TRANSPORTATION, INC., an Ohio corporation (“Pledgor”), and Antares Capital Corporation, a Delaware corporation as Agent for the benefit of itself and the “Lenders” (as such terms are hereinafter defined) (in such capacity, hereinafter referred to as the “Pledgee”).

W I T N E S S E T H:

WHEREAS, Pledgor as of the date hereof, legally and beneficially owns all of the issued and outstanding capital stock of Panther II, Inc., an Ohio corporation ( “Panther Sub” ); and

WHEREAS, on the date hereof, Borrower (as defined below) has entered into that certain Credit Agreement of even date herewith (the same, as it may be amended, restated, modified or supplemented and in effect from time to time, being herein referred to as the “Credit Agreement” ) by and between Panther Acquisition Co., Inc. an Ohio corporation ( “Acquisition Co.” ; Acquisition Co., together with its permitted successors and assigns, including Pledgor, after the consummation of the Closing Date Merger, is referred to herein as the “Borrower” ), Pledgee, as agent and as a lender (together with all other “Lenders” thereunder as defined therein, the “ Lenders ”) and such other Lenders, providing for the Pledgee and the Lenders to make available to Borrower certain term and revolving credit facilities and certain other financial accommodations (collectively, the “Loans”) on the terms and conditions set forth therein (the Loans, together with all other “Obligations” as defined in the Credit Agreement, are collectively referred to herein as the “Obligations” ); and

WHEREAS, Pledgor, the successor to Borrower after the consummation of the Closing Date Merger, will derive substantial benefit and advantage from the loans and other financial accommodations to Borrower as set forth in the Credit Agreement, and it will be to Pledgor’s direct interest and economic benefit to assist Borrower in procuring said loans and other financial accommodations from the Pledgee and the Lenders; and

WHEREAS, to induce the Pledgee and the Lenders to enter into the Credit Agreement and make the Loans thereunder, in order to secure the payment and performance by Borrower of the Liabilities (as hereinafter defined) Pledgor has agreed (i) to guaranty the payment and performance in full of all Obligations of the Borrower pursuant to that certain Guaranty of even date herewith by Pledgor, certain of its Affiliates, and Pledgee, as Agent for the benefit of the Agent and the Lenders (as amended, restated, supplemented or otherwise modified and in effect from time to time, the “Guaranty” ) and (ii) to pledge to Pledgee, for the benefit of the Pledgee and the Lenders, all of the capital stock of Panther Sub now or hereafter owned or acquired by Pledgor as security for the Liabilities;

NOW, THEREFORE, in consideration of the premises and in order to induce the Pledgee and the Lenders enter into the Credit Agreement and make the loans and other financial accommodations to Borrower under the Credit Agreement, Pledgor hereby agrees with Pledgee, for benefit of Pledgee and the Lenders, as follows:

1

Section 1. Defined Terms . Unless otherwise defined herein, all capitalized terms used herein shall have the respective meanings ascribed thereto in the Credit Agreement. Terms defined in the Uniform Commercial Code, as in effect in the State of New York from time to time (the “ UCC ” ), which are not otherwise defined in this Agreement or in the Credit Agreement are used in this Agreement as defined in the UCC as in effect on the date hereof.

Section 2. Pledge. Pledgor hereby pledges, assigns, hypothecates, transfers, delivers and grants to Pledgee, for the benefit of the Pledgee and the Lenders, a first lien on and first security interest in (i) all of the capital stock of Panther Sub now owned or thereafter acquired by Pledgor (collectively, the “Pledged Shares” ); (ii) all other property hereafter delivered to, or in the possession or in the custody of, Pledgee in substitution for or in addition to the Pledged Shares, (iii) any other property of Pledgor, as described in Section 4 below or otherwise, now or hereafter delivered to, or in the possession or custody of Pledgor, and (iv) all proceeds of the collateral described in the preceding clauses (i), (ii) and (iii) (the collateral described in clauses (i) through (iv) of this Section 2 being collectively referred to as the “Pledged Collateral” ), as collateral security for:

(a) the prompt and complete payment when due (whether at the stated maturity, by acceleration or otherwise) of all the Obligations; and

(b) the due and punctual payment and performance by Pledgor of its obligations, liabilities and Indebtedness under, arising out of or in connection with this Agreement, the Guaranty and any other Loan Documents to which Pledgor is a party;

(all of the foregoing being referred to hereinafter collectively as the “Liabilities” ). All of the Pledged Shares now owned by Pledgor which are presently represented by stock certificates are listed on Exhibit A hereto, which stock certificates, with undated stock powers duly executed in blank by Pledgor and irrevocable proxies, are being delivered to Pledgee, for the benefit of Pledgee and the Lenders, simultaneously herewith. Pledgee, on behalf of the Lenders, shall maintain possession and custody of the certificates representing the Pledged Shares and any additional Pledged Collateral.

Section 3. Representations, Warranties and Covenants of Pledgor. Pledgor represents and warrants to Pledgee, and covenants with Pledgee, that:

(a) Pledgor is the record and beneficial owner of, and has legal title to, the Pledged Shares listed on Exhibit A, and such shares are and will remain and all other shares of stock constituting Pledged Collateral will be, free and clear of all pledges, liens, security interests and other encumbrances and restrictions whatsoever, except the liens and security interests created by this Agreement;

(b) Pledgor has full power, authority and legal right to execute the pledge provided for herein and to pledge the Pledged Shares and any additional Pledged Collateral to Pledgee, for the benefit of the Pledgee and the Lenders;

(c) this Agreement has been duly authorized, executed and delivered by Pledgor and constitutes a legal, valid and binding obligation of Pledgor enforceable in accordance

2

with its terms, except as such enforceability may be limited by applicable bankruptcy, moratorium, reorganization and other similar laws affecting the enforcement of creditors’ rights generally;

(d) there are no outstanding options, warrants or other agreements with respect to the Pledged Shares other than as set forth in that certain Stockholders Agreement of the Pledgor dated as of the date hereof;

(e) the Pledged Shares have been, and all additional Pledged Collateral constituting capital stock will be, duly and validly authorized and issued, and are or will be fully paid and non-assessable. The Pledged Shares listed on Exhibit A constitute all of the issued and outstanding capital stock of Panther Sub;

(f) no consent, approval or authorization of or designation or filing with any governmental authority on the part of Pledgor is required in connection with the pledge and security interest granted under this Agreement, or the exercise by Pledgee of the voting and other rights provided for in this Agreement;

(g) the execution, delivery and performance of this Agreement by Pledgor will not violate any provision of any applicable law or regulation or of any order, judgment, writ, award or decree of any court, arbitrator or governmental authority, domestic or foreign, or of the charter or by-laws of Pledgor or Panther Sub or of any securities issued by Borrower or of any mortgage, indenture, lease, contract, or other agreement, instrument or undertaking to which Pledgor or Panther Sub is a party or which purports to be binding upon Pledgor or Panther Sub or upon any of their respective assets, and will not result in the creation or imposition of any lien, charge or encumbrance on or security interest in any of the assets of Pledgor or Panther Sub except as contemplated by this Agreement; and

(h) the pledge, assignment and delivery to Pledgee of the Pledged Shares pursuant to this Agreement creates a valid first lien on and a first perfected security interest in the Pledged Shares and the proceeds thereof in favor of Pledgee, for the benefit of Pledgee and the Lenders, subject to no prior pledge, lien, mortgage, hypothecation, security interest, charge, option or encumbrance or to any agreement purporting to grant to any third party a security interest in the property or assets of Pledgor which would include the Pledged Shares. Pledgor covenants and agrees that it will defend Pledgee’s right, title and security interest in and to the Pledged Shares and the proceeds thereof against the claims and demands of all persons whomsoever.

Section 4. Stock Dividends, Distributions, etc. If, while this Agreement is in effect, Pledgor shall become entitled to receive or shall receive any stock certificate (including, without limitation, any certificate representing a stock dividend or a stock distribution in connection with any reclassification, increase or reduction of capital, or issued in connection with any reorganization, merger or consolidation), or any options or rights, whether as an addition to, in substitution for, or in exchange for any of the Pledged Shares, or otherwise, Pledgor agrees to accept the same as Pledgee’s agent and to hold the same in trust for Pledgee, and to deliver the same forthwith to Pledgee in the exact form received, with the endorsement of Pledgor when necessary and/or appropriate undated stock powers duly executed in blank, to be held by

3

Pledgee, for the benefit of Pledgee and the Lenders, subject to the terms hereof, as additional Pledged Collateral. In case any distribution of capital shall be made on or in respect of the Pledged Shares or any property shall be distributed upon or with respect to the Pledged Shares pursuant to the recapitalization or reclassification of the capital of the issuer thereof or pursuant to the reorganization thereof, the property so distributed shall be delivered to Pledgee to be held by it as additional Pledged Collateral. Except as provided in subsection 5(a)(ii) below, all sums of money and property so paid or distributed in respect of the Pledged Shares which are received by Pledgor shall, until paid or delivered to Pledgee, be held by Pledgor in trust as additional Pledged Collateral.

Section 5. Administration of Security. The following provisions shall govern the administration of the Pledged Shares:

(a) So long as no Event of Default has occurred and is continuing, Pledgor shall be entitled (subject to the other provisions hereof, including, without limitation, Section 8 below):

(i) to vote or consent with respect to the Pledged Shares in any manner not inconsistent with this Agreement, the Credit Agreement and the other “Loan Documents” referred to therein; and

(ii) to receive cash dividends or other distributions in the ordinary course made in respect of the Pledged Shares, to the extent permitted to be paid pursuant to the Credit Agreement.

Pledgor hereby grants to Pledgee or its nominee, on behalf of Pledgee and Lenders, an irrevocable proxy to exercise all voting and corporate rights relating to the Pledged Shares in any instance, including, without limitation, to approve any merger involving any Subsidiary as a constituent corporation, which proxy shall only be exercisable immediately upon the occurrence and during the continuance of an Event of Default. After the occurrence and during the continuance of an Event of Default and upon the request of Pledgee, Pledgor agrees to deliver to Pledgee, on behalf of Pledgee and Lenders, such further evidence of such irrevocable proxy or such further irrevocable proxies to vote the Pledged Shares as Pledgee may reasonably request.

(b) Upon the occurrence and during the continuance of an Event of Default, in the event that Pledgor, as record and beneficial owner of the Pledged Shares, shall have received or shall have become entitled to receive, any cash dividends or other distributions in the ordinary course, Pledgor shall deliver to Pledgee, for the benefit of Pledgee and the Lenders, and Pledgee, for its own benefit and the benefit of the Lenders, shall be entitled to receive and retain, all such cash or other distributions as additional Pledged Collateral.

(c) Subject to any sale or other disposition by Pledgee, on behalf of the Pledgee and Lenders, of the Pledged Shares or other property pursuant to this Agreement, the Pledged Shares and any other Pledged Collateral shall be delivered to Pledgor upon full payment in cash, satisfaction and termination of all of the Liabilities and the termination of the lien and security interest hereby granted pursuant to Section 14 hereof.

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Section 6. Rights of Pledgee. Neither Pledgee nor any of the Lenders shall be liable for failure to collect or realize upon the Obligations or any collateral security or guaranty therefor, or any part thereof, or for any delay in so doing, nor shall Pledgee or any of the Lenders be under any obligation to take any action whatsoever with regard thereto. Any or all of the Pledged Shares held by Pledgee hereunder may, if an Event of Default has occurred and is continuing, be registered in the name of Pledgee or its nominee and Pledgee or its nominee may thereafter without notice exercise all voting and corporate rights at any meeting with respect to Panther Sub and exercise any and all rights of conversion, exchange, subscription or any other rights, privileges or options pertaining to any of the Pledged. Shares as if it were the absolute owner thereof, including, without limitation, the right to vote in favor of, and to exchange at its discretion any and all of the Pledged Shares upon, the merger, consolidation, reorganization, recapitalization or other readjustment with respect to Panther Sub or upon the exercise by Pledgor or Pledgee of any right, privilege or option pertaining to any of the Pledged Shares and in connection therewith, to deposit and deliver any and all of the Pledged Shares with any committee, depository, transfer agent, registrar or other designated agency upon such terms and conditions as Pledgee may determine, all without liability except to account for property actually received by Pledgee, but Pledgee shall have no duty to exercise any of the aforesaid rights, privileges or options and shall not be responsible for any failure to do so or delay in so doing.

Section 7. Remedies. Upon the occurrence and during the continuance of an Event of Default, Pledgee, without demand of performance or other demand, advertisement or notice of any kind (except the notice specified below of time and place of public or private sale) to or upon Pledgor or any other person (all and each of which demands, advertisements and/or notices are hereby expressly waived), may forthwith collect, receive, appropriate and realize upon the Pledged Collateral, or any part thereof, and/or may forthwith sell, assign, give an option or options to purchase, contract to sell or otherwise dispose of (including the disposition by merger) and deliver said Pledged Collateral, or any part thereof, in one or more portions at public or private sale or sales or transactions, at any exchange, broker’s board or at any of Pledgee’s offices or elsewhere upon such terms and conditions as Pledgee may deem advisable and at such prices as it may deem best, for any combination of cash and/or securities or other property or on credit or for future delivery without assumption of any credit risk, with the right to Pledgee upon any such sale or sales, public or private, to purchase the whole or any part of said Pledged Collateral so sold, free of any right or equity of redemption in Pledgor, which right or equity is hereby expressly waived or released. Pledgee, for its own benefit and the benefit of the Lenders, shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization, sale or disposition, after deducting all reasonable costs and expenses of every kind incurred therein or incidental to the safekeeping of any and all of the Pledged Collateral or in any way relating to the rights of Pledgee or any of the Lenders hereunder, including reasonable attorneys’ fees and legal expenses, to the payment, in whole or in part, of the Liabilities in accordance with the Credit Agreement. Only after so paying over such net proceeds and after the payment by Pledgee of any other amount required by any provision of law, including, without limitation, Section 9-615 of the UCC, need Pledgee, on behalf of the Lenders, account for the surplus, if any, to Pledgor. Pledgor shall remain liable for any deficiency remaining unpaid after such application. Pledgor agrees that Pledgee need not give more than ten (10) days’ notice of the time and place of any public sale or of the time after which a private sale or other intended disposition is to take place and that such notice is reasonable notification of such matters. No notification need be given to Pledgor if Pledgor has signed after the occurrence and during the

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continuance of an Event of Default a statement renouncing or modifying any right to notification of sale or other intended disposition. In addition to the rights and remedies granted to Pledgee for the benefit of the Lenders in this Agreement and in any other instrument or agreement securing, evidencing or relating to any of the Liabilities, Pledgee and the Lenders shall have all the rights and remedies of a secured party under the UCC and under any other applicable law.

Section 8. No Disposition, etc. Without the prior written consent of Pledgee, Pledgor agrees that Pledgor will not sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Pledged Shares or any other Pledged Collateral, nor will Pledgor create, incur or permit to exist any pledge, lien, mortgage, hypothecation, security interest, charge, option or any other encumbrance with respect to any of the Pledged Shares, any other Pledged Collateral or any interest therein, or any proceeds thereof, except for the lien and security interest provided for by this Agreement. Without the prior written consent of Pledgee (which consent shall not be unreasonably withheld so long as no Event of Default has occurred and is continuing or would result therefrom), Pledgor agrees that it will not vote to enable, and will not otherwise permit, Panther Sub to (a) issue any stock or other securities of any nature in addition to or in exchange or substitution for the Pledged Shares or (b) dissolve, liquidate, retire any of its capital stock, reduce its capital or merge or consolidate with any other Person.

Section 9. Sale of Pledged Shares.

(a) Pledgor recognizes that Pledgee, for its own benefit and on behalf of Lenders, may be unable to effect a public sale or disposition (including, without limitation, any disposition in connection with a merger of Panther Sub) of any or all the Pledged Collateral by reason of certain prohibitions contained in the Securities Act of 1933, as amended (the “Act”), and applicable state securities laws, but may be compelled to resort to one or more private sales or dispositions thereof to a restricted group of purchasers who will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. Pledgor acknowledges and agrees that any such private sale or disposition may result in prices and other terms (including the terms of any securities or other property received in connection therewith) less favorable to the seller than if such sale or disposition were a public sale or disposition and, notwithstanding such circumstances, agrees that any such private sale or disposition shall be deemed to be reasonable and affected in a commercially reasonable manner. Pledgee shall be under no obligation to delay a sale or disposition of any of the Pledged Collateral in order to permit Pledgor or Panther Sub to register such securities for public sale under the Act, or under applicable state securities laws, even if Pledgor or Panther Sub would agree to do so.

(b) Pledgor further agrees to do or cause to be done all such other acts and things as may be necessary to make such sale or sales or dispositions of any portion or all of the Pledged Collateral valid and binding and in compliance with any and all applicable laws, regulations, orders, writs, injunctions, decrees or awards of any and all courts, arbitrators or governmental instrumentalities, domestic or foreign, having jurisdiction over any such sale or sales or dispositions, all at Pledgor’s expense. Pledgor further agrees that a breach of any of the covenants contained in Sections 2, 4, 5(b), 8, 9 or 10 hereof will cause irreparable injury to Pledgee and the Lenders, that Pledgee and the Lenders have no adequate remedy at law in respect of such breach and, as a consequence, agrees, without limiting the right of Pledgee to seek and obtain specific performance of other obligations of Pledgor contained in this

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Agreement, that each and every covenant referenced above shall be specifically enforceable against Pledgor, and Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred and is continuing.

(c) Pledgor further agrees to indemnify and hold harmless Pledgee and the Lenders, each of their respective successors and assigns, officers, directors, employees, agents and attorneys, and any Person in control of any thereof, from and against any loss, liability, claim, damage and expense, including, without limitation, reasonable counsel fees (collectively called the “Indemnified Liabilities”), under federal and state securities laws or otherwise insofar as such loss, liability, claim, damage or expense:

(i) arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in any registration statement, prospectus or offering memorandum or in any preliminary prospectus or preliminary offering memorandum or in any amendment or supplement to any of the foregoing or in any other writing prepared in connection with the offer, sale or resale of all or any portion of the Pledged Collateral unless such untrue statement of material fact was provided by Pledgee specifically for inclusion therein; or

(ii) arises out of or is based upon any omission or alleged omission to state therein a material fact required to be stated or necessary to make the statements therein not misleading;

such indemnification to remain operative regardless of any investigation made by or on behalf of Pledgee or any successor thereof, or any Person in control of any thereof. In connection with a public sale or other distribution, Pledgor will provide customary indemnification to any underwriters, their respective successors and assigns, their respective officers and directors and each Person who controls any such underwriter (within the meaning of the Act). If and to the extent that the foregoing undertakings in this Section 9(c) may be unenforceable for any reason, Pledgor agrees to make maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law. The obligations of Pledgor under this Section 9(c) shall survive any termination of this Agreement.

(d) Pledgor further agrees to waive any and all rights of subrogation it may have against Panther Sub upon the sale or sales or dispositions of any portion or all of the Pledged Collateral by Pledgee.

Section 10. Further Assurances. Pledgor agrees that at any time and from time to time, upon the written request of Pledgee, Pledgor will execute and deliver all stock powers, financing statements and such further documents and do such further acts and things as Pledgee may reasonably request consistent with the provisions hereof in order to effect the purposes of this Agreement.

Section 11. Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

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Section 12. No Waiver; Cumulative Remedies. Neither Pledgee nor any of the Lenders shall not by any act, delay, omission or otherwise be deemed to have waived any of its remedies hereunder, and no waiver by Pledgee or any Lender shall be valid unless in writing and signed by Pledgee or such Lender and then only to the extent therein set forth. A waiver by Pledgee, or any Lender, of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which Pledgee, or such Lender, would otherwise have on any further occasion. No course of dealing between Pledgor and Pledgee or any Lender and no failure to exercise, nor any delay in exercising on the part of Pledgee or any Lender of any right, power or privilege hereunder or under the Loan Documents shall impair such right or remedy or operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights or remedies provided by law.

Section 13. Successors. This Agreement and all obligations of Pledgor hereunder shall be binding upon the successors and assigns of Pledgor, and shall, together with the rights and remedies of Pledgee and the Lenders hereunder, inure to the benefit of Pledgee and the Lenders and their successors and assigns, except that Pledgor shall not have any right to assign its obligations under this Agreement or any interest herein without the prior written consent of Pledgee.

Section 14. Termination. This Agreement and the liens and security interests granted hereunder shall terminate upon indefeasible full and complete performance and satisfaction of the Liabilities (other than contingent indemnification obligations), and promptly upon such full and complete performance and satisfaction, Pledgee shall surrender the certificates evidencing the Pledged Shares to Pledgor.

Section 15. Possession of Pledged Collateral. Beyond the exercise of reasonable care to assure the safe custody of the Pledged Collateral in the physical possession of Pledgee pursuant hereto, neither Pledgee nor any nominee of Pledgee shall have any duty or liability to collect any sums due in respect thereof or to protect, preserve or exercise any rights pertaining thereto, and shall be relieved of all responsibility for the Pledged Collateral upon surrendering them to Pledgor.

Section 16. Survival of Representations. All representations and warranties of Pledgor contained in this Agreement shall survive the execution and delivery of this Agreement.

Section 17. Taxes and Expenses. To the extent not paid by Borrower, Pledgor will upon demand pay to Pledgee all reasonable expenses, including the reasonable fees and expenses of counsel for Pledgee and of any experts and agents that Pledgee may incur in connection with:

(a) the administration of this Agreement;

(b) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Pledged Collateral;

(c) the exercise or enforcement of any of the rights of Pledgee hereunder; or

(d) the failure of Pledgor to perform or observe any of the provisions hereof.

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Section 18. Pledgee Appointed Attorney-In-Fact . Pledgor hereby irrevocably appoints Pledgee as Pledgor’s attorney-in-fact, effective upon the occurrence and during the continuance of an Event of Default, with full authority in the place and stead of Pledgor and in the name of Pledgor or otherwise, from time to time in Pledgee’s discretion, to take any action and to execute any instrument that Pledgee deems reasonably necessary or advisable to accomplish the purposes of this Agreement, including, without limitation, to receive, endorse and collect all instruments made payable to Pledgor representing any dividend, interest payment or other distribution in respect of the Pledged Collateral or any part thereof and to give full discharge for the same, when and to the extent permitted by this Agreement.

Section 19. Notices . All notices, approvals, requests, demands and other communications hereunder shall be in writing and delivered by hand or by nationally recognized overnight courier, or sent by first class mail or sent by telecopy (with such telecopy to be confirmed promptly in writing sent by first class mail), sent:

(a) if to Pledgor, to:	Panther II Transportation, Inc. 4940 Panther Parkway Seville, Ohio 44273 Attn: Daniel Sokolowski Facsimile No.: (330) 725-4530

with a copy to:	Ropes and Gray One International Place Boston, Massachusetts 02110 Attention: Thomas B. Draper Telephone: (617) 951-7430 Telecopier: (617) 951-7050

(b) if to Pledgee, to:	Antares Capital Corporation 311 South Wacker Drive Chicago, IL 60606 Attn: Portfolio Manager - Panther Telephone: (312) 697-3999 Telecopier: (312) 697-3998

or to such other address or addresses or telecopy number or numbers as any party hereto may most recently have designated in writing to the other party by such notice. All such communications shall be deemed to have been given or made (i) if delivered in person, when delivered, (ii) if delivered by telecopy, on the date of transmission if transmitted on a Business Day before 4:00 p.m. Chicago time, otherwise on the next Business Day, (iii) if delivered by overnight courier, one (1) Business Day after delivery to the courier properly addressed and (iv) if mailed, three (3) Business Days after deposited in the United States mail, certified or registered.

Section 20. CONSENT TO JURISDICTION AND SERVICE OF PROCESS .

(a) PLEDGOR HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR ILLINOIS

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STATE COURT SITTING IN CHICAGO IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT AND PLEDGOR HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. NOTHING HEREIN SHALL LIMIT THE RIGHT OF PLEDGEE TO BRING PROCEEDINGS AGAINST PLEDGOR IN THE COURTS OF ANY OTHER JURISDICTION. ANY JUDICIAL PROCEEDING BY PLEDGOR AGAINST PLEDGEE OR ANY LENDER OR ANY AFFILIATE THEREOF INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR IN CONNECTION WITH THIS AGREEMENT SHALL BE BROUGHT ONLY IN A COURT IN CHICAGO, ILLINOIS.

(b) PLEDGOR HEREBY AGREES THAT SERVICE UPON IT BY MAIL SHALL CONSTITUTE SUFFICIENT NOTICE. NOTHING HEREIN SHALL AFFECT THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT OF PLEDGEE TO BRING PROCEEDINGS AGAINST PLEDGOR IN THE COURTS OF ANY OTHER JURISDICTION FOR THE PURPOSES OF ENFORCING ITS LIENS AND SECURITY INTERESTS.

Section 21. WAIVER OF JURY TRIAL . PLEDGOR AND PLEDGEE HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY, IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST THE OTHER PARTY, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS OR OTHERWISE. PLEDGOR AND PLEDGEE EACH AGREE THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, THE PARTIES FURTHER AGREE THAT THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY AND ENFORCEABILITY OF THIS AGREEMENT OR ANY PROVISIONS HEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT.

Section 22. APPLICABLE LAW . THIS AGREEMENT SHALL BE GOVERNED BY, AND BE CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE INTERNAL LAWS AND DECISIONS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAWS PROVISIONS.

Section 23. Changes in Writing . No amendment, modification, termination or waiver of any provision of this Agreement or consent to any departure by Pledgor thereof from, shall in any event be effective without the written agreement of Pledgee and Pledgor, and then only to the extent specifically set forth in such writing.

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Section 24. Headings . Section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

Section 25. Counterparts . This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart.

Section 26. Entire Agreement . This Agreement embodies the entire agreement and understanding between Pledgor and Pledgee with respect to the subject matter hereof and supersedes all prior oral and written agreements and understandings between Pledgor and Pledgee relating to the subject matter hereof.

[ Balance of page intentionally left blank; signature page follows. ]

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IN WITNESS WHEREOF, the parties hereto have caused this Borrower Pledge Agreement to be duly executed and delivered as of the day and year first above written.

PLEDGOR :

PANTHER II TRANSPORTATION, INC., an Ohio corporation

By:	[ILLEGIBLE]
Name:	[ILLEGIBLE]
Title:	President

PLEDGEE :

ANTARES CAPITAL CORPORATION, a Delaware corporation, as Agent for the benefit of the Agent and the Lenders

By:
Name:
Title:	Director

Borrower Pledge Agreement

IN WITNESS WHEREOF, the parties hereto have caused this Borrower Pledge Agreement to be duly executed and delivered as of the day and year first above written.

PLEDGOR :

PANTHER II TRANSPORTATION, INC., an Ohio corporation

By:
Name:
Title:

PLEDGEE :

ANTARES CAPITAL CORPORATION, a Delaware corporation, as Agent for the benefit of the Agent and the Lenders

By:	/s/ Daniel B. Glickman
Name:	Daniel B. Glickman
Title:	Director

Borrower Pledge Agreement

ACKNOWLEDGMENT

The undersigned hereby (a) acknowledges receipt of a copy of the foregoing Borrower Pledge Agreement, (b) waives any rights or requirement at any time hereafter to receive a copy of such Pledge Agreement in connection with the registration of any Pledged Shares or any other Pledged Collateral (as such terms are defined therein) in the name of Pledgee or its nominee or the exercise of voting rights by Pledgee, and (c) agrees promptly to note on its books and records the transfer of the security interest in the stock of the undersigned as provided in such Pledge Agreement, including the following legend:

PURSUANT TO THAT CERTAIN PLEDGE AGREEMENT DATED AS OF JUNE     , 2005 (AS FROM TIME TO TIME AMENDED, RESTATED, SUPPLEMENTED OR OTHERWISE MODIFIED), PANTHER II TRANSPORTATION, INC., AN OHIO CORPORATION, HAS UNDER THE CIRCUMSTANCES SPECIFIED IN SUCH BORROWER PLEDGE AGREEMENT EMPOWERED ANTARES CAPITAL CORPORATION, A DELAWARE CORPORATION, AS AGENT FOR CERTAIN LENDERS, TO VOTE THE SHARES REPRESENTED BY THIS CERTIFICATE PURSUANT TO SUCH PLEDGE AGREEMENT.

Dated: June 9 th , 2005	PANTHER II, INC., an Ohio corporation

	By:	[ILLEGIBLE]
	Name:	[ILLEGIBLE]
	Its:	President

Borrower Pledge Agreement

Exhibit A

to Borrower Pledge Agreement

Issuer	Certificate No.	Date Issued	Number of Class Shares
Panther II, Inc.	2	January 1, 2000	500

Borrower Pledge Agreement

IRREVOCABLE PROXY COUPLED WITH INTEREST

The undersigned stockholder hereby irrevocably designates and appoints Antares Capital Corporation, as “Agent” (as defined in that certain Credit Agreement dated as of June 10, 2005 the “Credit Agreement” ), to represent it at all annual and special meetings of the shareholders of Panther II, Inc., an Ohio corporation f/k/a Sokolowski, Inc., and the undersigned hereby authorizes and empowers Antares Capital Corporation, as Agent, to vote any and all stock owned by the undersigned or standing in its name, and do all things which the undersigned might do if present and acting itself.

This proxy is an irrevocable proxy coupled with an interest. The undersigned recognizes that Antares Capital Corporation, as Agent, has an interest in said stock to secure certain obligations incurred by the undersigned to Lenders (as defined in the Credit Agreement) and, to the extent permitted by law, this proxy shall continue in full force and effect until the obligations are paid in full notwithstanding any time limitations set forth in the by-laws or other organizational documents of Panther Acquisition, Inc. or the general corporation law of the State of Ohio.

This proxy is issued pursuant to that certain Pledge Agreement dated as of even date herewith by and between the undersigned and Antares Capital Corporation, as Agent, and shall remain subject to the terms thereof and Antares Capital Corporation, as Agent, shall not exercise any right or privileges granted therein unless and until the occurrence of events set forth in Paragraphs 5 or 6 of such Pledge Agreement which authorizes the voting of the stock pursuant to this proxy.

Dated: June 10 , 2005	PANTHER II TRANSPORTATION, INC., an Ohio corporation

	By:	[ILLEGIBLE]
	Name:	[ILLEGIBLE]
	Its:	President

(IF AN ORIGINAL ISSUE, PLACE REVENUE $ $ ON REVERSE SIDE OF THIS STUB.)

CERTIFICATE NUMBER 2	ISSUED TO Panther II Transportation, Inc.	NUMBER ORIGINAL CERTIFICATE ____	RECEIVED CERTIFICATE NO. ____
FOR 500 SHARES	FROM WHOM TRANSFERRED Daniel K. Sokolowski	NUMBER ORIGINAL SHARES ____	FOR ____ SHARES
DATED January 1, 2000	DATED January 1, 2000	NUMBER OF SHARES TRANSFERRED ____	DATED ____
		RE-ISSUED IN CERTIFICATE NO. ____	

NUMBER 2

SHARES 500

INCORPORATED UNDER THE LAWS OF THE STATE OF OHIO

SEE REVERSE FOR CERTAIN DEFINITIONS

SOKOLOWSKI, INC.

This Certifies that Panther II Transportation, Inc. *is the owner of*
Five Hundred (500)-- *fully paid and non-assessable shares*

without par value of
SOKOLOWSKI, INC.

transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.

Witness *the seal of the Corporation and the signatures of its duly authorized officers.*

Dated January 1, 2000

Amy C. Sokolowski SECRETARY

Daniel K. Sokolowski PRESIDENT

STOCK POWER

FOR VALUE RECEIVED, the undersigned does hereby sell, assign and transfer to                     , Federal Identification No.     ,              share(s) of the capital stock of PANTHER II, INC., an Ohio corporation f/k/a Sokolowski, Inc., represented by certificate no.     , standing in the name of the undersigned on the books of said corporation. The undersigned does hereby irrevocably constitute and appoint ANTARES CAPITAL CORPORATION attorney to transfer the shares of said corporation, with full power of substitution in the premises.

Dated: , .	PANTHER II TRANSPORTATION, INC., an Ohio corporation

	By:	[ILLEGIBLE]
	Name:	[ILLEGIBLE]
	Title:	President

EXECUTION VERSION

ASSIGNMENT OF CONTRIBUTION AND SHARE PURCHASE AGREEMENT

THIS ASSIGNMENT OF CONTRIBUTION AND SHARE PURCHASE AGREEMENT (this “Assignment”) is entered into as of this 10th day of June, 2005 by and among each of PTHR HOLDINGS, INC., a Delaware corporation (“Holdings”), Panther ACQUISITION, INC., an Ohio corporation (“Borrower”), and ANTARES CAPITAL CORPORATION, a Delaware corporation, as agent (“Agent”) for the lenders that are or may become a party (the “Lenders”) to the Credit Agreement described below.

Preliminary Statement:

A. Holdings, Borrower, Panther II Transportation, Inc., an Ohio corporation (“Panther”), and each of Ellen A. Amato, as trustee of the Amato FLIT Trust U/A/D 12/31/03, Craig T. Amato, individually and as trustee of the 1999 Craig T. Amato Grantor Retained Annuity Trust and Daniel K. Sokolowski, individually and as trustee of the Daniel K. Sokolowski Revocable Trust U/A/D 2/16/98 (the “Sellers”) are parties to a Contribution and Share Purchase Agreement dated as of May 22, 2005 (together with any amendments thereto, and any agreements, documents or instruments delivered in connection therewith, the “Purchase Agreement”).

B. Pursuant to the terms of the Purchase Agreement, Sellers have made certain representations, warranties, covenants and agreements (the “Seller Undertakings”) with and/or to Holdings and the Borrower, and Sellers have agreed to indemnify Holdings and the Borrower in certain respects (the “Seller Indemnities”).

C. Borrower, Agent and the Lenders have entered into a certain Credit Agreement of even date herewith (as the same may be amended, modified or supplemented from time to time, the “Credit Agreement”) pursuant to which Lenders have agreed to make certain loans (the “Loans”) to Borrower.

D. As collateral security for any and all of Borrower’s obligations under and pursuant to the Credit Agreement (“Borrower’s Obligations”), each of Holdings and Borrower have granted or will grant to Agent, for the benefit of Lenders, a lien on all of the property and other assets of Holdings and Borrower, whether now owned or hereafter acquired.

E. One of the conditions precedent to the making by Lenders of the Loans is the execution and delivery by Holdings and Borrower of this Assignment.

NOW, THEREFORE, in consideration of the premises, in order to induce Lenders to make Loans to Borrower, and for other good. and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, each of Holdings and Borrower agrees as follows:

1. Defined Terms . Unless otherwise defined herein, all capitalized terms used herein shall have the meanings given them in the Credit Agreement.

Assignment of Contribution

2. Assignment . To secure the payment and performance in full of Borrower’s Obligations, each of Holdings and Borrower hereby collaterally assigns and transfers to Agent, for the benefit of Lenders, all of its right, title and interest in, to and under the Purchase Agreement, including, but not limited to, its right, title and interest with respect to the Seller Undertakings and the Seller Indemnities. This Assignment shall not expand the scope of the Seller Undertakings and the Seller Indemnities.

3. Authorization of Agent . Each of Holdings and Borrower hereby irrevocably authorizes and empowers Agent or its agent, in Agent’s sole discretion, at any time that an Event of Default has occurred and is continuing under the Credit Agreement, to (i) assert,. either directly or on behalf of Holdings or Borrower, any claims Holdings and/or Borrower may have from time to time against Seller with respect to the Purchase Agreement, including, but not limited to, claims relating to Seller Undertakings and Seller Indemnities, (ii) receive and collect any and all damages, awards and other monies resulting therefrom and (iii) apply any of the amounts described in clause (ii) preceding to the payment of Borrower’s Obligations. Each of Holdings and Borrower hereby appoints Agent (and all officers, employees or agents designated by Agent), from and after the occurrence and during the continuance of an Event of Default, as its true and lawful attorney (and agent-in-fact) for the purpose of enabling Agent or its agent to assert and collect such claims and to apply such monies in the manner set forth herein, which appointment, being coupled with an interest, is irrevocable.

4. Covenants of Borrower . Each of Holdings and Borrower shall (i) keep Agent informed of all potential claims with respect to the Purchase Agreement, Seller Undertakings and Seller Indemnities and (ii) not, without the Agent’s consent: (A) waive any of its material rights or remedies under the Purchase Agreement with respect to any of the Seller Undertakings or Seller Indemnities or (B) settle, compromise or offset any amounts payable by Seller to Borrower thereunder.

5. Continued Effectiveness . This Assignment shall continue to be effective until all of Borrower’s Obligations have been paid and performed in full. Upon the payment and performance in full of all of Borrower’s Obligations, this Assignment shall terminate. This Assignment shall be binding upon Holdings, Borrower and their respective successors and assigns and shall inure to the benefit of and be enforceable by Agent and its successors and assigns.

6. APPLICABLE LAW . THIS ASSIGNMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS AND DECISIONS OF THE STATE OF NEW YORK FOR PURPOSES OF THIS SECTION 6, THIS ASSIGNMENT SHALL BE DEEMED TO BE PERFORMED AND MADE IN THE STATE OF NEW YORK.

Assignment of Contribution

IN WITNESS WHEREOF, this Assignment has been duly executed as of June 10, 2005.

PTHR HOLDINGS, INC., a Delaware corporation

By:	/s/ Timothy Mayhew
Name:	Timothy Mayhew
Title:	President

PANTHER ACQUISITION, INC., an Ohio corporation

By:	/s/ Timothy Mayhew
Name:	Timothy Mayhew
Title:	President

ACKNOWLEDGMENT OF AGENT

Agent hereby acknowledges the foregoing Assignment and agrees to be bound by its terms.

ANTARES CAPITAL CORPORATION, as Agent

By:
Name:
Title:	Director

Assignment of Contribution

IN WITNESS WHEREOF, this Assignment has been duly executed as of June 10, 2005.

PTHR HOLDINGS, INC., a Delaware corporation

By:
Name:
Title:

PANTHER ACQUISITION, INC., an Ohio corporation

By:
Name:
Title:

ACKNOWLEDGMENT OF AGENT

Agent hereby acknowledges the foregoing Assignment and agrees to be bound by its terms.

ANTARES CAPITAL CORPORATION, as Agent

By:	/s/ Daniel B. Glickman
Name:	Daniel B. Glickman
Title:	Director

Assignment of Contribution

EXECUTION VERSION

DEPOSIT ACCOUNT CONTROL AGREEMENT

Dated as of:	Borrower(s):
June 10, 2005	Panther II Transportation, Inc., an Ohio corporation

The Bank:	Secured Party/Pledgee:
National City Bank	Antares Capital Corporation, a Delaware corporation, as Agent

Address of Bank:
[Insert Bank Address]

This Deposit Account Control Agreement, by and among the Bank identified above, the Borrower(s) identified above and Antares Capital Corporation, as agent for the Lenders (the “Agent”) under that certain Credit Agreement dated as of June 10, 2005, among the Borrower, Agent and the Lenders named therein (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), is dated as of the date written above.

Bank and Borrower each acknowledge and agree that Borrower has granted and is hereby granting to Agent, for the benefit of Agent and Lenders, a first priority security interest in, lien upon and pledge of the Account(s) (as defined below) and the Account Collateral (as defined below), including, without limitation, all free credit balances, cash and cash balances contained or on deposit in the Accounts and all proceeds thereof, whether now existing or hereafter arising. This Agreement is intended to perfect Agent’s security interest in the Account(s) and the Account Collateral pursuant to Sections 9-104, 9-312 and 9-314 of the Uniform Commercial Code and shall also serve as instructions regarding the operation of and procedures for all deposit accounts now or hereafter maintained at the Bank by, or for the deposit, credit or custody of property of, the Borrower. Capitalized terms used herein without definition shall have the meaning ascribed to them in the Credit Agreement described below.

1. Account Identification. This Agreement applies to the accounts identified below that have been established at the Bank on behalf of and in the name of the Borrower and to each other deposit account hereafter established at the Bank on behalf of the Borrower (collectively, the “Accounts”). All parties hereto acknowledge and agree that each of the Accounts is a “Deposit Account” within the meaning of Article 9 of the Uniform Commercial Code. The Borrower hereby agrees to deliver written notice to the Agent of the establishment of any accounts other than those listed below (whether characterized as a deposit account or otherwise) at the Bank by or on behalf of Borrower.

Name of Account	Account Number
Commercial Checking Account	XXXXXXXXX
Commercial Checking Account	XXXXXXXXX
Automated Funds Account	XXXXXXXXX
Controlled Disbursement Account	XXXXXXXXX

2. Security Interest; Agency .

(a) Each of Bank, Borrower and Agent acknowledge that, in order to secure the prompt and complete payment, performance and observance of all “Obligations” (as defined in the Credit Agreement), the Borrower has granted, and for avoidance of doubt and without limiting any prior grant, does hereby grant, to the Agent, for the benefit of Agent and the Lenders, a continuing lien upon, and security interest in, the Accounts and all funds, checks, cash, items and other things of value at any time paid, deposited, credited or held in, payable or withdrawable from or in transit to any Account (whether for collection, provisionally or otherwise), and all other property of the Borrower from time to time in the possession or under the control of, or in transit to, the Bank or any agent, bailee or custodian therefor, and all proceeds of all of the foregoing (collectively, the “Account Collateral” ).

(b) At all times when the Agent states in writing to the Bank that an Event of Default has occurred and is continuing: (i) the Bank agrees to comply with instructions originated by Agent directing disposition of the funds in the Accounts or any other Account Collateral or to take such other action as shall from time to time be specified in writing from the Agent, in all cases without notice to or the consent of the Borrower, (ii) the Bank shall follow the instructions of the Agent as to the holding, investment and transfer of all Account Collateral (including, without limitation, any instructions to transfer such collected amounts to Agent or to an account designated by Agent), (iii) Borrower hereby irrevocably authorizes and directs the Bank to comply with any such instructions by Agent without further action or consent by Borrower and notwithstanding any subsequent objection or contrary direction the Bank may receive from Borrower, (iv) Borrower agrees that the Bank may act as the agent of the Agent in exercising any rights of set-off provided by applicable law or by any Loan Document as to any Account Collateral and (v) the Borrower agrees that the Bank shall be entitled to rely, without independent investigation, on any statement of the Agent to the effect that an Event of Default has occurred and is continuing or to the effect that any exercise of set-off requested by the Agent is permitted under applicable law or any Loan Document.

(c) Without limiting or qualifying the provisions of clause (b) above, the Agent hereby appoints the Bank as the Agent’s agent and pledgee-in-possession for the Accounts and all Account Collateral, for the purpose of perfecting Agent’s security interest therein; and the Bank by its execution and delivery of this Agreement hereby accepts such appointment and agrees to be bound by the terms of this Agreement. The Borrower hereby agrees to such appointment of the Bank and further agrees that the Bank, on behalf of the Agent, shall be or willful misconduct of, or breach of this Agreement by, the Bank or its officers, agents or employees.

entitled to exercise, upon the instructions of the Agent and in accordance with this agreement, any and all rights that the Agent may have under that certain Credit Agreement and all other agreements and instruments executed pursuant thereto, or under applicable law, with respect to the Accounts and the Account Collateral.

3. Borrower’s Access to Accounts . Agent agrees that, until such time as Bank receives written notice from Agent of the occurrence and continuance of any Event of Default under the Credit Agreement, Borrower shall be allowed access to the Accounts and the Account Collateral without Agent’s further consent (including, without limitation, presenting items drawn on the Accounts or giving Bank instructions as to the withdrawal or other disposition of any funds from time to time credited to the Accounts). Upon receipt by Bank of notice by Agent of the occurrence and continuance of an Event of Default under the Credit Agreement, and at all times thereafter until the Agent notifies the Bank otherwise, the Borrower shall not be entitled to access to the Accounts or the Account Collateral and the Bank shall not comply with any instructions or directions originated by Borrower or otherwise permit Borrower access to or control over the Accounts or the Account Collateral, including without limitation giving stop payment orders, presenting items for payment or making withdrawals therefrom.

4. Irrevocable Agreement . The Borrower hereby agrees and acknowledges that the agreements made by it and the authorizations granted by it herein are irrevocable and that the authorizations granted herein are powers coupled with an interest.

5. Set-off . The Bank hereby waives all existing and future rights of recoupment or set-off and banker’s liens against the Accounts and the Account Collateral, except those rights of set-off and banker’s liens arising in connection with (a) items deposited in the Accounts that are subsequently returned to the Bank unpaid and (b) any compensation and expenses owing and payable to Bank with respect to the Accounts which are assessed in accordance with the Bank’s standard account documentation.

6. Account Information . The Bank shall provide the Agent, at the address indicated in Section 11 below, with such information with respect to the Accounts and Account Collateral as the Agent may from time to time reasonably request, including, without limitation, and if requested by Agent, duplicate copies of all bank statements which are sent to Borrower. The Borrower hereby consents to such information being provided to the Agent.

7. Exculpation . The Bank undertakes to perform only such duties as are expressly set forth herein. Notwithstanding any other provisions of this Agreement, the parties hereto agree that the Bank shall not be liable for any action taken by it or any of its directors, officers, agents or employees in accordance with this Agreement. In no event shall the Bank be liable for indirect, special or consequential damages.

8. Indemnity . The Borrower agrees to indemnify the Bank and hold it harmless against any other loss, damage, or expense (including reasonable attorneys’ fees and other litigation expenses) which it may suffer as a direct result of the Bank’s entering into this Agreement and performing its obligation hereunder, including, honoring any instructions or direction it receives from the Agent with respect to the Accounts during the term of this Agreement, other than any loss, damage or expense incurred as a result of the gross negligence or willful misconduct of, or breach of this Agreement by, the Bank or its officers, agents or employees.

9. No Other Assignments . Bank represents and warrants to Agent that no other notices of assignment of, lien upon or security interest in the Accounts or the Account Collateral are reflected in Bank’s records concerning the Accounts and Bank has no knowledge of any such assignment or lien. Borrower hereby instructs Bank and Bank hereby agrees to record in Bank’s records concerning the Accounts any such notice of assignment of the Accounts that it receives, including the notice conferred by this Agreement. Bank agrees with and covenants to Agent that it shall not enter into any other agreement with any Person which would obligate Bank to follow such Person’s instructions with respect to the Account or the Account Collateral, or which would otherwise confer control of the Accounts or the Account Collateral upon such Person.

10. Termination . This Agreement shall remain in full force and effect until such time as the Agent shall deliver written notice to the Bank of such termination. Upon payment in full of all Obligations and termination of all commitments to lend under the Credit Agreement, Agent shall notify Bank promptly thereof and of the termination of this Agreement. All rights of the Bank under Sections 7 and 8 for the period prior to any such termination shall survive such termination.

11. Notices . All notices, requests or other communications given to the Borrower, the Agent or the Bank hereunder shall be given in writing (including facsimile transmission), at the address specified below:

Agent:	Antares Capital Corporation
311 South Wacker Drive
Suite 4400
Chicago, IL 60606
Attn: Portfolio Manager - Panther
Facsimile: (312) 697-3998
Telephone: (312) 697-3999

Bank:
__________________________________________
__________________________________________
__________________________________________
__________________________________________
Attn:_____________________
______________________
Facsimile No.: ( ) -

Borrower:	Panther II Transportation, Inc.
4940 Panther Parkway
Seville, OH 44273
Attn: Daniel K. Sokolowski
Facsimile No.: (330) 725-4530

Any party may change its address for notices hereunder by written notice to each other party hereunder. Each notice, request or other communication shall be effective (a) if given by facsimile, when such facsimile is transmitted and electronic confirmation is received, (b) if given by mail

(registered or certified), five (5) days after such communication is deposited in the mails with registered first class postage prepaid, addressed as aforesaid or (c) if given to any other acceptable means, when delivered at the address specified in this Section.

12. Applicable Law . THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ITS CONFLICT OF LAWS PRINCIPLES, AND THE BANK’S JURISDICTION FOR PURPOSES OF SECTION 9-304 OF THE UNIFORM COMMERCIAL CODE SHALL BE NEW YORK.

13. Miscellaneous Provisions . This Agreement shall supersede any other agreement (to the extent conflicting herewith) relating to the matters referred to herein, including any conflicting provision of the Bank’s customary account documentation or any other account agreement between the Borrower and the Bank. This Agreement is binding upon the parties hereto and their respective successors and assigns (including any trustee of the Borrower appointed or elected in any action under the Bankruptcy Reform Act of 1978, as amended) and shall inure to their benefit. This Agreement may not be changed, amended, modified or waived orally, except by a writing signed by the parties hereto, provided that any such writing need be signed only by the Bank and the Agent if it does not change any rights or obligations of, or authorizations granted by, the Borrower hereunder and notice thereof is provided to the Borrower by the Agent. Any provision of this Agreement that may prove unenforceable under any law or regulation shall not affect the validity of any other provision hereof. This Agreement may be executed in any number of counterparts which together shall constitute one and the same instrument.

Balance of Page Intentionally Left Blank

- Signature Page Follows -

IN WITNESS WHEREOF, the undersigned have executed this Deposit Account Control Agreement by their respective duly authorized officers as of the date first forth above.

PANTHER II TRANSPORTATION, INC., an Ohio corporation

By:	[ILLEGIBLE]
Its:	President

ANTARES CAPITAL CORPORATION, in its capacity as Agent for the Lenders

By:
Its:

ACCEPTED AND AGREED TO
this day of , 2005:

[BANK]
By:
Its:

IN WITNESS WHEREOF, the undersigned have executed this Deposit Account Control Agreement by their respective duly authorized officers as of the date first forth above.

PANTHER II TRANSPORTATION, INC., an Ohio corporation

By:
Its:

ANTARES CAPITAL CORPORATION, in its capacity as Agent for the Lenders

By:	[ILLEGIBLE]
Its:	Director

ACCEPTED AND AGREED TO
this day of , 2005:

[ BANK ] National City Bank
By:	[ILLEGIBLE]
Its:	Senior Vice President

BLOCKED ACCOUNT CONTROL AGREEMENT

(“Shifting Control”)

AGREEMENT dated as of June 10, 2005, by and among PTHR Holdings, Inc. (“Company”), Antares Capital Corporation (“Lender”), and JPMorgan Chase Bank, N.A. (“Depositary”).

The parties hereto refer to Account No. xxxxxxxxx in the name of Company maintained at Depositary (the “Account”) and hereby agree as follows:

1. Company and Lender notify Depositary that by separate agreement Company has granted Lender a security interest in the Account and all funds on deposit from time to time therein. Depositary acknowledges being so notified.

2. Prior to the Effective Time (as defined below) Depositary shall honor all withdrawal, payment, transfer or other fund disposition or other instructions (collectively, “instructions”) received from the Company (but not those from Lender) concerning the Account. On and after the Effective Time (and without Company’s consent), Depositary shall honor all instructions received from Lender (but not those from Company) concerning the Account and Company shall have no right or ability to access or withdraw or transfer funds from the Account.

For the purposes hereof, the “Effective Time” shall be the opening of business on the second business day next succeeding the business day on which a notice purporting to be signed by Lender in substantially the same form as Exhibit A, attached hereto, with a copy of this Agreement attached thereto (a “Shifting Control Notice”), is actually received by the individual employee of Depositary to whom the notice is required hereunder to be addressed; provided, however, that if any such notice is so received after 12:00 noon, New York City time, on any business day, the “Effective Time” shall be the opening of business on the third business day next succeeding the business day on which such receipt occurs; and, provided further, that a “business day” is any day other than a Saturday, Sunday or other day on which Depositary is or is authorized or required by law to be closed.

Notwithstanding the foregoing: (i) all transactions involving or resulting in a transaction involving the Account duly commenced by Depositary or any affiliate prior to the Effective Time and so consummated or processed thereafter shall be deemed not to constitute a violation of this Agreement; and (ii) Depositary and/or any affiliate may (at its discretion and without any obligation to do so) commence honoring solely Lender’s instructions concerning the Account at any time or from time to time after it becomes aware that Lender has sent to it a Shifting Control Notice but prior to the Effective Time therefor (including without limitation halting, reversing or redirecting any transaction referred to in clause (i) above) with no liability whatsoever to Company or any other party for doing so.

3. This Agreement supplements, rather than replaces, Depositary’s deposit account agreement, terms and conditions and other standard documentation in effect from time to time with respect to the Account or services provided in connection with the Account (the “Account Documentation”), which Account Documentation will continue to apply to the Account and such services, and the respective rights, powers, duties, obligations, liabilities and responsibilities of the parties thereto and hereto, to the extent not expressly conflicting with the provisions of this Agreement (however, in the event of any such conflict, the provisions of this Agreement shall control). Prior to issuing any instructions on or after the Effective Time, Lender shall provide Depositary with such Account Documentation as Depositary may reasonably request to establish the identity and authority of the individuals issuing instructions on behalf of Lender.

4. Depositary agrees not to exercise or claim any right of offset, banker’s lien or other like right against the Account for so long as this Agreement is in effect except with respect to (i) returned or charged-back items, (ii) reversals or cancellations of payment orders and other electronic fund transfers, (iii) Depositary’s charges, fees and expenses with respect to the Account or the services provided hereunder or (iv) overdrafts in the Account

5. Notwithstanding anything to the contrary in this Agreement: (i) Depositary shall have only the duties and responsibilities with respect to the matters set forth herein as is expressly set forth in writing herein and shall not be deemed to be an agent, bailee or fiduciary for any party hereto; (ii) Depositary shall be fully protected in acting or refraining from acting in good faith without investigation on any notice (including without limitation a Shifting Control Notice), instruction or request purportedly furnished to it by Company or Lender in accordance with the terms hereof, in which case the parties hereto agree that Depositary has no duty to make any further inquiry whatsoever; (iii) it is hereby acknowledged and agreed that Depositary has no knowledge of (and is not required to know) the terms and provisions of the separate agreement referred to in paragraph 1 above or any other related documentation or whether any actions by Lender (including without limitation the sending of a Shifting Control Notice), Company or any other person or entity are permitted or a breach thereunder or consistent or inconsistent therewith, (iv) Depositary shall not be liable to any party hereto or any other person for any action or failure to act under or in connection with this Agreement except to the extent such conduct constitutes its own willful misconduct or gross negligence (and to the maximum extent permitted by law, shall under no circumstances be liable for any incidental, indirect, special, consequential or punitive damages); and (v) Depositary shall not be liable for losses or delays caused by force majeure, interruption or malfunction of computer, transmission or communications facilities, labor difficulties, court order or decree, the commencement of bankruptcy or other similar proceedings or other matters beyond Depositary’s reasonable control.

6. Company hereby agrees to indemnify, defend and save harmless Depositary against any loss, liability or expense (including reasonable fees and disbursements of counsel who may be an employee of Depositary) (collectively, “Covered Items”) incurred in connection with this Agreement or the Account (except to the extent due to Depositary’s willful misconduct or gross negligence) or any interpleader proceeding relating thereto or incurred at Company’s direction or instruction. Lender hereby agrees to indemnify, defend and save harmless Depositary against any Covered Items incurred (i) on or after the Effective Time in connection with this Agreement or the Account (except to the extent due to Depositary’s willful misconduct or gross negligence) or any interpleader proceeding related thereto, (ii) at Lender’s direction or instruction (including without limitation Depositary’s honoring of a Shifting Control Notice) or (iii) due to any claim by Lender of an interest in the Account or the funds on deposit therein.

7. Depositary may terminate this Agreement (a) in its discretion upon the sending of at least thirty (30) days’ advance written notice to the other parties hereto or (b) because of a material breach by Company or Lender of any of the terms of this Agreement or the Account Documentation, upon the sending of at least five (5) days advance written notice to the other parties hereto. Any other termination or any amendment or waiver of this Agreement shall be effected solely by an instrument in writing executed by all the parties hereto. The provisions of paragraphs 5 and 6 above shall survive any such termination.

8. Company shall compensate Depositary for the opening and administration of the Account and services provided hereunder in accordance with Depositary’s fee schedules from time to time in effect. Payment will be effected by a direct debit to the Account.

9. This Agreement: (i) may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument; (ii) shall become effective when counterparts hereof have been signed and delivered by the parties hereto; and (iii) shall be governed by and construed in accordance with the laws of the State of New York. All parties hereby waive all rights to a trial by jury in any action or proceeding relating to the Account or this Agreement. All notices under this Agreement shall be in writing and sent (including via facsimile transmission) to the parties hereto at their respective addresses or fax numbers set forth below (or to such other address or fax number as any such party shall designate in writing to the other parties from time to time).

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above written.

PTHR HOLDINGS, INC.		ANTARES CAPITAL CORPORATION, in its capacity as Agent for the Lenders

By:	/s/ Timothy Mayhew	By:
Name:	Timothy Mayhew	Its:
Title:	President

c/o Fenway Partners, Inc. 152 W. 57 th Street New York, New York 10029 Attn: Timothy P. Mayhew and Joseph Domonkos Facsimile: (212) 581-1205	Antares Capital Corporation 311 South Wacker Drive Suite 4400 Chicago, IL 60606 Attn: Portfolio Manager – Panther Facsimile: (312) 697-3998 Telephone: (312) 697-3999

JPMORGAN CHASE BANK, N.A.

By:
Name:
Title:

1211 Avenue of the Americas

36 th Floor

New York, NY 10036

Attn: Jeffrey Rigoglioso

Facsimile No.: (212) 789-5275

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above written.

PTHR HOLDINGS, INC.		ANTARES CAPITAL CORPORATION, in its capacity as Agent for the Lenders

By:	/s/ Timothy Mayhew	By:	/s/ Daniel B. Glickman
Name:	Timothy Mayhew		Daniel B. Glickman
Title:	President	Its:	Director
Antares Capital Corporation

c/o Fenway Partners, Inc. 152 W. 57th Street New York, New York 10029 Attn: Timothy P. Mayhew and Joseph Domonkos Facsimile: (212) 581-1205	Antares Capital Corporation 311 South Wacker Drive Suite 4400 Chicago, IL 60606 Attn: Portfolio Manager – Panther Facsimile: (312) 697-3998 Telephone: (312) 697-3999

JPMORGAN CHASE BANK, N.A.

By:
Name:
Title:

1211 Avenue of the Americas

36 th Floor

New York, NY 10036

Attn: Jeffrey Rigoglioso

Facsimile No.: (212) 789-5275

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above written.

PTHR HOLDINGS, INC.		ANTARES CAPITAL CORPORATION, in its capacity as Agent for the Lenders

By:	/s/ Timothy Mayhew	By:
Name:	Timothy Mayhew	Its:
Title:	President

c/o Fenway Partners, Inc. 152 W. 57 th Street New York, New York 10029 Attn: Timothy P. Mayhew and Joseph Domonkos Facsimile: (212) 581-1205	Antares Capital Corporation 311 South Wacker Drive Suite 4400 Chicago, IL 60606 Attn: Portfolio Manager – Panther Facsimile: (312) 697-3998 Telephone: (312) 697-3999

JPMORGAN CHASE BANK, N.A.

By:	/s/ Fabio Lindia
Name:	Fabio Lindia
Title:	VP

1211 Avenue of the Americas

36 th Floor

New York, NY 10036

Attn: Jeffrey Rigoglioso

Facsimile No.: (212) 789-5275

EXHIBIT A

[to be placed on Lender letterhead]

BLOCKED ACCOUNT AGREEMENT

SHIFTING CONTROL NOTICE

            ,

JPMorgan Chase Bank, N.A.

[Address]

Attention: [Customer Service Officer] or

Re:	Blocked Account Control Agreement dated as of , 200 (the “Agreement”) by and among , , and JPMorgan Chase Bank, N.A.

Ladies and Gentlemen:

This constitutes a Shifting Control Notice as referred to in paragraph 2 of the Agreement, a copy of which is attached hereto.

[NAME OF LENDER]

By:
Signature
Name
Title:

BLOCKED ACCOUNT CONTROL AGREEMENT

(“Shifting Control”)

AGREEMENT dated as of June 10, 2005, by and among PTHR Holdings, Inc. (“Company”), Antares Capital Corporation (“Lender”), and JPMorgan Chase Bank, N.A. (“Depositary”).

The parties hereto refer to Account No. xxxxxxxxx in the name of Company maintained at Depositary (the “Account”) and hereby agree as follows:

1. Company and Lender notify Depositary that by separate agreement Company has granted Lender a security interest in the Account and all funds on deposit from time to time therein. Depositary acknowledges being so notified.

2. Prior to the Effective Time (as defined below) Depositary shall honor all withdrawal, payment, transfer or other fund disposition or other instructions (collectively, “instructions”) received from the Company (but not those from Lender) concerning the Account. On and after the Effective Time (and without Company’s consent), Depositary shall honor all instructions received from Lender (but not those from Company) concerning the Account and Company shall have no right or ability to access or withdraw or transfer funds from the Account.

For the purposes hereof, the “Effective Time” shall be the opening of business on the second business day next succeeding the business day on which a notice purporting to be signed by Lender in substantially the same form as Exhibit A, attached hereto, with a copy of this Agreement attached thereto (a “Shifting Control Notice”), is actually received by the individual employee of Depositary to whom the notice is required hereunder to be addressed; provided, however, that if any such notice is so received after 12:00 noon, New York City time, on any business day, the “Effective Time” shall be the opening of business on the third business day next succeeding the business day on which such receipt occurs; and, provided further, that a “business day” is any day other than a Saturday, Sunday or other day on which Depositary is or is authorized or required by law to be closed.

Notwithstanding the foregoing: (i) all transactions involving or resulting in a transaction involving the Account duly commenced by Depositary or any affiliate prior to the Effective Time and so consummated or processed thereafter shall be deemed not to constitute a violation of this Agreement; and (ii) Depositary and/or any affiliate may (at its discretion and without any obligation to do so) commence honoring solely Lender’s instructions concerning the Account at any time or from time to time after it becomes aware that Lender has sent to it a Shifting Control Notice but prior to the Effective Time therefor (including without limitation halting, reversing or redirecting any transaction referred to in clause (i) above) with no liability whatsoever to Company or any other party for doing so.

3. This Agreement supplements, rather than replaces, Depositary’s deposit account agreement, terms and conditions and other standard documentation in effect from time to time with respect to the Account or services provided in connection with the Account (the “Account Documentation”), which Account Documentation will continue to apply to the Account and such services, and the respective rights, powers, duties, obligations, liabilities and responsibilities of the parties thereto and hereto, to the extent not expressly conflicting with the provisions of this Agreement (however, in the event of any such conflict, the provisions of this Agreement shall control). Prior to issuing any instructions on or after the Effective Time, Lender shall provide Depositary with such Account Documentation as Depositary may reasonably request to establish the identity and authority of the individuals issuing instructions on behalf of Lender.

4. Depositary agrees not to exercise or claim any right of offset, banker’s lien or other like right against the Account for so long as this Agreement is in effect except with respect to (i) returned or charged-back items, (ii) reversals or cancellations of payment orders and other electronic fund transfers, (iii) Depositary’s charges, fees and expenses with respect to the Account or the services provided hereunder or (iv) overdrafts in the Account.

5. Notwithstanding anything to the contrary in this Agreement: (i) Depositary shall have only the duties and responsibilities with respect to the matters set forth herein as is expressly set forth in writing herein and shall not be deemed to be an agent, bailee or fiduciary for any party hereto; (ii) Depositary shall be fully protected in acting or refraining from acting in good faith without investigation on any notice (including without limitation a Shifting Control Notice), instruction or request purportedly furnished to it by Company or Lender in accordance with the terms hereof, in which case the parties hereto agree that Depositary has no duty to make any further inquiry whatsoever; (iii) it is hereby acknowledged and agreed that Depositary has no knowledge of (and is not required to know) the terms and provisions of the separate agreement referred to in paragraph 1 above or any other related documentation or whether any actions by Lender (including without limitation the sending of a Shifting Control Notice), Company or any other person or entity are permitted or a breach thereunder or consistent or inconsistent therewith, (iv) Depositary shall not be liable to any party hereto or any other person for any action or failure to act under or in connection with this Agreement except to the extent such conduct constitutes its own willful misconduct or gross negligence (and to the maximum extent permitted by law, shall under no circumstances be liable for any incidental, indirect, special, consequential or punitive damages); and (v) Depositary shall not be liable for losses or delays caused by force majeure, interruption or malfunction of computer, transmission or communications facilities, labor difficulties, court order or decree, the commencement of bankruptcy or other similar proceedings or other matters beyond Depositary’s reasonable control.

6. Company hereby agrees to indemnify, defend and save harmless Depositary against any loss, liability or expense (including reasonable fees and disbursements of counsel who may be an employee of Depositary) (collectively, “Covered Items”) incurred in connection with this Agreement or the Account (except to the extent due to Depositary’s willful misconduct or gross negligence) or any interpleader proceeding relating thereto or incurred at Company’s direction or instruction. Lender hereby agrees to indemnify, defend and save harmless Depositary against any Covered Items incurred (i) on or after the Effective Time in connection with this Agreement or the Account (except to the extent due to Depositary’s willful misconduct or gross negligence) or any interpleader proceeding related thereto, (ii) at Lender’s direction or instruction (including without limitation Depositary’s honoring of a Shifting Control Notice) or (iii) due to any claim by Lender of an interest in the Account or the funds on deposit therein.

7. Depositary may terminate this Agreement (a) in its discretion upon the sending of at least thirty (30) days’ advance written notice to the other parties hereto or (b) because of a material breach by Company or Lender of any of the terms of this Agreement or the Account Documentation, upon the sending of at least five (5) days advance written notice to the other parties hereto. Any other termination or any amendment or waiver of this Agreement shall be effected solely by an instrument in writing executed by all the parties hereto. The provisions of paragraphs 5 and 6 above shall survive any such termination.

8. Company shall compensate Depositary for the opening and administration of the Account and services provided hereunder in accordance with Depositary’s fee schedules from time to time in effect. Payment will be effected by a direct debit to the Account.

9. This Agreement: (i) may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument; (ii) shall become effective when counterparts hereof have been signed and delivered by the parties hereto; and (iii) shall be governed by and construed in accordance with the laws of the State of New York. All parties hereby waive all rights to a trial by jury in any action or proceeding relating to the Account or this Agreement. All notices under this Agreement shall be in writing and sent (including via facsimile transmission) to the parties hereto at their respective addresses or fax numbers set forth below (or to such other address or fax number as any such party shall designate in writing to the other parties from time to time).

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above written.

PTHR HOLDINGS, INC.		ANTARES CAPITAL CORPORATION, in its capacity as Agent for the Lenders

By:	/s/ Timothy Mayhew	By:
Name:	Timothy Mayhew	Its:
Title:	President

c/o Fenway Partners, Inc. 152 W. 57 th Street New York, New York 10029 Attn: Timothy P. Mayhew and Joseph Domonkos Facsimile: (212) 581-1205		Antares Capital Corporation 311 South Wacker Drive Suite 4400 Chicago, IL 60606 Attn: Portfolio Manager – Panther Facsimile: (312) 697-3998 Telephone: (312) 697-3999

JPMORGAN CHASE BANK, N.A.

By:
Name:
Title:

1211 Avenue of the Americas

36 th Floor

New York, NY 10036

Attn: Jeffrey Rigoglioso

Facsimile No.: (212) 789-5275

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above written.

PTHR HOLDINGS, INC.		ANTARES CAPITAL CORPORATION, in its capacity as Agent for the Lenders

By:	/s/ Timothy Mayhew	By:	/s/ Daniel B. Glickman
Name:	Timothy Mayhew		Daniel B. Glickman
Title:	President	Its:	Director Antares Capital Corporation

c/o Fenway Partners, Inc. 152 W. 57 th Street New York, New York 10029 Attn: Timothy P. Mayhew and Joseph Domonkos Facsimile: (212) 581-1205		Antares Capital Corporation 311 South Wacker Drive Suite 4400 Chicago, IL 60606 Attn: Portfolio Manager – Panther Facsimile: (312) 697-3998 Telephone: (312) 697-3999

JPMORGAN CHASE BANK, N.A.

By:
Name:
Title:

1211 Avenue of the Americas 36 th Floor New York, NY 10036 Attn: Jeffrey Rigoglioso Facsimile No.: (212) 789-5275

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above written.

PTHR HOLDINGS, INC.		ANTARES CAPITAL CORPORATION, in its capacity as Agent for the Lenders

By:	/s/ Timothy Mayhew	By:
Name:	Timothy Mayhew	Its:
Title:	President

c/o Fenway Partners, Inc. 152 W. 57 th Street New York, New York 10029 Attn: Timothy P. Mayhew and Joseph Domonkos Facsimile: (212) 581-1205		Antares Capital Corporation 311 South Wacker Drive Suite 4400 Chicago, IL 60606 Attn: Portfolio Manager – Panther Facsimile: (312) 697-3998 Telephone: (312) 697-3999

JPMORGAN CHASE BANK, N.A.

By:	/s/ Fabio Lindia
Name:	Fabio Lindia
Title:	VP

1211 Avenue of the Americas 36 th Floor New York, NY 10036 Attn: Jeffrey Rigoglioso Facsimile No.: (212) 789-5275

EXHIBIT A

[to be placed on Lender letterhead]

BLOCKED ACCOUNT AGREEMENT

SHIFTING CONTROL NOTICE

                                                                                                                                                                    ,

JPMorgan Chase Bank, N.A.

[Address]

Attention: [Customer Service Officer] or

Re:	Blocked Account Control Agreement dated as of , 200 (the “Agreement”) by and among , , and JPMorgan Chase Bank, N.A.

Ladies and Gentlemen:

This constitutes a Shifting Control Notice as referred to in paragraph 2 of the Agreement, a copy of which is attached hereto.

[NAME OF LENDER]

By:
Signature
Name
Title: